UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  12/31/13_

Item 1. Reports to Stockholders.

**DECEMBER 31, 2013**

**ANNUAL REPORT**
**AND SHAREHOLDER LETTER**

**Sign up for electronic delivery**
at **franklintempleton.com/edelivery**

**VALUE**

# Mutual Beacon Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	33	Board Members and Officers	62
		Mutual Beacon Fund	6	Notes to Financial Statements	38	Shareholder Information	67
		Performance Summary	13	Report of Independent
				Registered Public
		Your Fund’s Expenses	18
				Accounting Firm	60
		Financial Highlights and
				Tax Information	61
		Statement of Investments	20

Annual Report

Mutual Beacon Fund

Your Fund’s Goals and Main Investments: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35%

of its assets in foreign securities.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This annual report for Mutual Beacon Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual Beacon Fund – Class Z delivered a +29.11% cumulative total return for the 12 months ended December 31, 2013. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +32.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by increased new and existing home

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 25.

6 | Annual Report

sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

Geographic Breakdown
Based on Total Net Assets as of 12/31/13

Annual Report | 7

What is meant by “hedge”?
To hedge a position is to seek to reduce
the risk of adverse price movements in an
asset. Normally, a hedge is implemented
as an offsetting position in a related secu-
rity, such as a currency forward contract.

What is a currency forward
contract?
A currency forward contract, also called
a “currency forward,” is an agreement
between the Fund and a counterparty to
buy or sell a foreign currency at a spe-
cific exchange rate on a future date.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

8 | Annual Report

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value during the 12-month period. Three of the top contributors were U.K.-based mobile telephony operator Vodafone Group, software firm Microsoft and media company Twenty-First Century Fox.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

Shares of global software firm Microsoft benefited from improved investor sentiment. In the first half of 2013, the company reported earnings that modestly beat expectations, generally reassuring the market of its status as a stable business with a reasonable future. The stock also rallied following chief executive officer (CEO) Steve Ballmer’s announcement that he would retire in 2014. At period-end, we remained optimistic about the company’s plans to shift toward a subscription model for its business software such as the Office suite. In our view, if implemented broadly, such a move may have the potential to generate greater revenues and higher profits.

Twenty-First Century Fox consists of the television and entertainment assets that were part of News Corporation prior to the media conglomerate’s June 2013 split. During the second half of the year, Twenty-First Century Fox reported quarterly earnings that were generally in line with expectations. However, shares benefited from the company’s newfound status as a stand-alone entity with attractive media assets and what we judged to be multiple near-term growth drivers. At period-end, we continued to believe Fox had the potential to benefit from growth in subscriber fees for its broadcast and cable networks in the U.S. and overseas, an inflection point in profitability from investments in the launch of a new U.S. sports network and the potential for an increase in its capital returns to shareholders.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/13

% of Total
Net Assets
Media	10.2%
Software	7.9%
Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	6.1%
Insurance	5.7%
Tobacco	5.0%
Wireless Telecommunication Services	4.1%
Food & Staples Retailing	3.6%
Energy Equipment & Services	3.5%
Commercial Banks	3.2%

Top 10 Equity Holdings
12/31/13
Company	% of Total
Sector/Industry, Country	Net Assets
Vodafone Group PLC	3.1%
Wireless Telecommunication Services,
U.K.
Microsoft Corp.	2.9%
Software, U.S.
Twenty-First Century Fox Inc., B	2.9%
Media, U.S.
Medtronic Inc.	2.7%
Health Care Equipment & Supplies, U.S.
Apple Inc.	2.4%
Computers & Peripherals, U.S.
British American Tobacco PLC	2.4%
Tobacco, U.K.
Merck & Co. Inc.	2.3%
Pharmaceuticals, U.S.
Wells Fargo & Co.	2.3%
Commercial Banks, U.S.
WPX Energy Inc.	2.2%
Oil, Gas & Consumable Fuels, U.S.
Check Point Software Technologies Ltd.	2.2%
Software, Israel

Annual Report | 9

What is return on equity?
Return on equity is an amount, expressed
as a percentage, earned on a company’s
common stock investment for a given
period. Return on equity tells common
shareholders how effectually their
money is being employed. Comparing
percentages for current and prior peri-
ods also reveals trends, and comparison
with industry composites reveals how
well a company is holding its own
against its competitors.

What is a futures contract?
A futures contract, also called a
“future,” is an agreement between the
Fund and a counterparty made through
a U.S. or foreign futures exchange to
buy or sell a security at a specific price
on a future date.

During the period under review, some of the Fund’s investments negatively affected performance. These included Australia-listed mining services company Boart Longyear, U.K.-headquartered RSA Insurance Group and Brazilian integrated energy firm Petroleo Brasileiro (Petrobras).

Boart Longyear is a global provider of mineral exploration drilling services and products. Declining commodity prices contributed to reduced demand for the company’s products and services during the year as mining companies sought to reduce expenses. At its annual general meeting in May, the company announced it anticipated a sizable decline in rig utilization rates and anticipated 2013 revenues and earnings to come in at the low end of consensus forecasts. By year-end, we exited our position in Boart Longyear as we believed demand would remain weak and significant uncertainty about management’s efforts to cut costs and fortify the balance sheet remained.

After cutting its dividend early in 2013, RSA Insurance Group suffered substantial weather-related losses, which precluded the company from achieving its annual return on equity target. RSA’s share price came under additional pressure in November when the company announced it would suspend the CEO, chief financial officer and claims director of its Irish unit amid an investigation into aggressive reserve accounting practices.

Although Petrobras possesses several exploration and production assets we feel are highly attractive, its refining and marketing (downstream) operations hurt results during the year and led the stock to decline. The Brazilian government regulates domestic fuel prices, and its reluctance to increase them continued to result in significant losses in Petrobras’s downstream business. Although the government did allow some modest price increases, recent protests against bus fare hikes, particularly in light of sluggish economic growth and a weakening Brazilian real, contributed to political pressure limiting the company’s ability to bring domestic prices in line with global prices.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your participation in Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Mutual Beacon Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

Christian Correa has been portfolio manager for Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in
2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Mutual Global Discovery Fund since 2007. She has been an analyst for
Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments.
Previously, she was a senior vice president in the equity research department at Lazard
Freres and an economic research analyst at Mitsubishi Bank.

Aman Gupta assumed assistant portfolio manager responsibilities for Mutual Beacon Fund in December 2013 and has been an analyst for Franklin Mutual Advisers since 2010.
Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

12 | Annual Report

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: BEGRX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.55	$16.91	$13.36
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3231
Class A (Symbol: TEBIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.52	$16.80	$13.28
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2760
Class C (Symbol: TEMEX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.49	$16.70	$13.21
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1655
Class R (Symbol: n/a)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.49	$16.68	$13.19
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2445
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	2.11	$16.88	$14.77
Distributions (5/1/13–12/31/13)
Dividend Income	$0.3399

Annual Report | 13

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	29.11%	+	112.15%	+	97.30%
Average Annual Total Return[2]		+	29.11%	+	16.23%	+	7.03%
Value of $10,000 Investment[3]			$12,911		$21,215		$19,730
Total Annual Operating Expenses[4]	0.84%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	28.70%	+	108.74%	+	91.28%
Average Annual Total Return[2]		+	21.30%	+	14.49%	+	6.07%
Value of $10,000 Investment[3]			$12,130		$19,671		$18,033
Total Annual Operating Expenses[4]	1.14%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	27.79%	+	101.64%	+	78.52%
Average Annual Total Return[2]		+	26.79%	+	15.06%	+	5.97%
Value of $10,000 Investment[3]			$12,679		$20,164		$17,852
Total Annual Operating Expenses[4]	1.84%
Class R			1-Year		3-Year		Inception (10/30/09)
Cumulative Total Return[1]		+	28.34%	+	44.81%	+	70.18%
Average Annual Total Return[2]		+	28.34%	+	13.13%	+	13.60%
Value of $10,000 Investment[3]			$12,834		$14,481		$17,018
Total Annual Operating Expenses[4]	1.34%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	16.83%
Aggregate Total Return[5]						+	16.83%
Value of $10,000 Investment[3]							$11,683
Total Annual Operating Expenses[4]	0.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Beacon Fund					S&P 500 [6]

Annual Report | 15

16 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Aggregate 5/1/1 total 3 return 5/31/1 represents 3 6/30/1 the3change 7/31/1 in3value 8/3of 1/1 an 3 investment 9/30/13 for 10/the 31/1 period 3 11/ indicated. 30/13 12/ Since 31/13Class R6 shares have existed for less than one year, average annual total return is not available.

6. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,140.10	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02
Class A
Actual	$1,000	$1,138.60	$5.88
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55
Class C
Actual	$1,000	$1,134.40	$9.63
Hypothetical (5% return before expenses)	$1,000	$1,016.18	$9.10
Class R
Actual	$1,000	$1,136.90	$6.95
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56
Class R6
Actual	$1,000	$1,140.50	$3.83
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.79%; A: 1.09%; C: 1.79%; R: 1.29%; and R6: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 19

Mutual Beacon Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.36	$11.68	$12.32	$11.49	$9.07
Income from investment operations[a]:
Net investment income[b]	0.31	0.24	0.28	0.36 [c]	0.08 [d]
Net realized and unrealized gains (losses)	3.56	1.68	(0.57)	0.91	2.61
Total from investment operations	3.87	1.92	(0.29)	1.27	2.69
Less distributions from net investment income	(0.32)	(0.24)	(0.35)	(0.44)	(0.27)
Net asset value, end of year	$16.91	$13.36	$11.68	$12.32	$11.49

Total return	29.11%	16.44%	(2.15)%	11.10%	29.81%

Ratios to average net assets
Expenses[e]	0.80%[f]	0.84%	0.84%	0.88%	1.41%[f,g]
Expenses incurred in connection with securities sold short	—%[h]	0.01%	—%[h]	0.02%	0.55%
Net investment income	2.02%	1.87%	2.24%	3.06%[c]	0.79%[d]

Supplemental data
Net assets, end of year (000’s)	$2,876,322	$2,450,546	$2,423,177 $2,860,233		$2,833,233
Portfolio turnover rate	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.
eIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gTotal expenses net of a one-time unaffiliated fee reimbursement are 1.30%.
hRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.28	$11.61	$12.24	$11.40	$8.99
Income from investment operations[a]:
Net investment income[b]	0.26	0.20	0.24	0.32 [c]	0.04 [d]
Net realized and unrealized gains (losses)	3.54	1.67	(0.56)	0.90	2.58
Total from investment operations	3.80	1.87	(0.32)	1.22	2.62
Less distributions from net investment income	(0.28)	(0.20)	(0.31)	(0.38)	(0.21)
Net asset value, end of year	$16.80	$13.28	$11.61	$12.24	$11.40

Total return[e]	28.70%	16.10%	(2.50)%	10.82%	29.30%

Ratios to average net assets
Expenses[f]	1.10%[g]	1.14%	1.14%	1.18%	1.72%[g,h]
Expenses incurred in connection with securities sold short	—%[i]	0.01%	—%[i]	0.02%	0.55%
Net investment income	1.72%	1.57%	1.94%	2.76%[c]	0.48%[d]

Supplemental data
Net assets, end of year (000’s)	$1,148,409	$983,981	$1,062,477	$1,327,189	$1,361,152
Portfolio turnover rate	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hTotal expenses net of a one-time unaffiliated fee reimbursement are 1.61%.
iRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Beacon Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.21	$11.54	$12.16	$11.29	$8.84
Income from investment operations[a]:
Net investment income (loss)[b]	0.15	0.11	0.15	0.24 [c]	(0.02)[d]
Net realized and unrealized gains (losses)	3.51	1.66	(0.55)	0.88	2.54
Total from investment operations	3.66	1.77	(0.40)	1.12	2.52
Less distributions from net investment income	(0.17)	(0.10)	(0.22)	(0.25)	(0.07)
Net asset value, end of year	$16.70	$13.21	$11.54	$12.16	$11.29

Total return[e]	27.79%	15.29%	(3.15)%	9.96%	28.51%

Ratios to average net assets
Expenses[f]	1.80%[g]	1.84%	1.84%	1.88%	2.41%[g,h]
Expenses incurred in connection with securities sold short	—%[i]	0.01%	—%[i]	0.02%	0.55%
Net investment income (loss)	1.02%	0.87%	1.24%	2.06%[c]	(0.21)%[d]

Supplemental data
Net assets, end of year (000’s)	$336,222	$295,958	$315,390	$400,949	$437,340
Portfolio turnover rate	32.95%	43.23%	51.38%	34.54%	54.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hTotal expenses net of a one-time unaffiliated fee reimbursement are 2.30%.
iRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.19	$11.52	$12.16	$11.38	$10.78
Income from investment operations[b]:
Net investment income[c]	0.23	0.18	0.21	0.26 [d]	0.01
Net realized and unrealized gains (losses)	3.50	1.66	(0.55)	0.93	0.66
Total from investment operations	3.73	1.84	(0.34)	1.19	0.67
Less distributions from net investment income	(0.24)	(0.17)	(0.30)	(0.41)	(0.07)
Net asset value, end of year	$16.68	$13.19	$11.52	$12.16	$11.38

Total return[e]	28.34%	15.95%	(2.69)%	10.63%	6.23%

Ratios to average net assets[f]
Expenses[g]	1.30%[h]	1.34%	1.34%	1.38%	1.91%[h,i]
Expenses incurred in connection with securities sold short	—%[j]	0.01%	—%[j]	0.02%	0.55%
Net investment income	1.52%	1.37%	1.74%	2.56%[d]	0.29%

Supplemental data
Net assets, end of year (000’s)	$1,956	$1,905	$2,039	$976	$34
Portfolio turnover rate	32.95%	43.23%	51.38%	34.54%	54.36%

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iTotal expenses net of a one-time unaffiliated fee reimbursement are 1.80%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Beacon Fund

Financial Highlights (continued)

	Year Ended	Period Ended
Class R6	December 31, 2013	December 31 2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period		$14.77
Income from investment operations[b]:
Net investment income[c]		0.24
Net realized and unrealized gains (losses)		2.21
Total from investment operations		2.45
Less distributions from net investment income		(0.34)
Net asset value, end of period		$16.88

Total return[d]		16.83%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]		2.10%
Expenses net of waiver, payments by affiliates and expense reduction[f]		0.71%[g]
Expenses incurred in connection with securities sold short		—%[h]
Net investment income		2.11%

Supplemental data
Net assets, end of period (000’s)		$6
Portfolio turnover rate		32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2013

	Country	Shares	Value
Common Stocks and Other Equity Interests 84.2%
Auto Components 0.3%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,846,329	$554,522
[a,b,c]International Automotive Components Group North America, LLC	United States	22,836,904	12,921,577
			13,476,099
Capital Markets 0.5%
[a]China Cinda Asset Management Co. Ltd., H	China	1,979,063	1,230,159
Morgan Stanley	United States	624,398	19,581,121
			20,811,280
Chemicals 0.4%
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Tronox Ltd., A	United States	851,461	19,643,205
			19,643,205
Commercial Banks 3.2%
[a,b,f]First Southern Bancorp Inc.	United States	1,065,450	5,135,682
SunTrust Banks Inc.	United States	1,011,186	37,221,757
Wells Fargo & Co.	United States	2,188,070	99,338,378
			141,695,817
Communications Equipment 1.1%
Cisco Systems Inc.	United States	2,094,362	47,018,427
Computers & Peripherals 3.0%
Apple Inc.	United States	185,640	104,164,460
SanDisk Corp.	United States	371,025	26,172,104
			130,336,564
Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	1,223	6,604
Diversified Financial Services 3.1%
[a]ING Groep NV, IDR	Netherlands	3,728,869	51,803,496
JPMorgan Chase & Co.	United States	1,444,570	84,478,454
			136,281,950
Diversified Telecommunication Services 2.2%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
TDC AS	Denmark	6,263,530	60,745,940
Telenor ASA	Norway	1,520,290	36,245,723
			96,991,663
Energy Equipment & Services 3.5%
Fugro NV, IDR	Netherlands	592,014	35,272,063
[a]Rowan Cos. PLC	United States	1,001,305	35,406,145
Transocean Ltd.	United States	1,620,235	80,072,014
			150,750,222

Annual Report | 25

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 3.6%
CVS Caremark Corp.	United States	564,440	$40,396,971
Tesco PLC	United Kingdom	12,050,300	66,731,471
Walgreen Co.	United States	897,779	51,568,426
			158,696,868
Health Care Equipment & Supplies 2.7%
Medtronic Inc.	United States	2,043,050	117,250,640
Health Care Providers & Services 2.3%
Cigna Corp.	United States	721,733	63,137,203
UnitedHealth Group Inc.	United States	486,384	36,624,715
			99,761,918
Insurance 5.7%
ACE Ltd.	United States	417,424	43,215,907
American International Group Inc.	United States	1,306,516	66,697,642
[a,b]Olympus Re Holdings Ltd.	United States	106,700	—
RSA Insurance Group PLC	United Kingdom	34,299,294	51,954,325
White Mountains Insurance Group Ltd.	United States	146,141	88,134,714
			250,002,588
Internet Software & Services 0.6%
[a]Google Inc., A	United States	22,474	25,186,837
IT Services 0.4%
[f]Polaris Financial Technology Ltd.	India	7,108,509	15,598,717
Machinery 0.5%
[a]CNH Industrial NV (EUR Traded)	Netherlands	408,023	4,649,837
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	1,463,251	16,675,233
			21,325,070
Media 10.2%
British Sky Broadcasting Group PLC	United Kingdom	195,037	2,726,605
CBS Corp., B	United States	709,201	45,204,472
Comcast Corp., Special A	United States	731,577	36,491,061
Reed Elsevier PLC	United Kingdom	3,983,176	59,279,223
RTL Group SA	Germany	528,912	68,263,053
Time Warner Cable Inc.	United States	424,034	57,456,607
[a]Tribune Co., A	United States	382,415	29,598,921
[a]Tribune Co., B	United States	234,472	18,077,791
Twenty-First Century Fox Inc., B	United States	3,687,347	127,582,206
			444,679,939
Metals & Mining 2.9%
Freeport-McMoRan Copper & Gold Inc., B	United States	2,255,259	85,113,475
[a,b,f]PMG LLC	United States	17,621	934,094
[a]ThyssenKrupp AG	Germany	1,603,543	39,018,360
			125,065,929
Office Electronics 1.9%
Xerox Corp.	United States	6,681,997	81,319,904

26 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 7.1%
Apache Corp.	United States	823,010	$70,729,479
BG Group PLC	United Kingdom	1,888,700	40,587,110
CONSOL Energy Inc.	United States	1,149,913	43,742,691
Marathon Oil Corp.	United States	1,115,777	39,386,928
Petroleo Brasileiro SA, ADR	Brazil	1,483,826	20,447,122
[a]WPX Energy Inc.	United States	4,709,759	95,984,888
			310,878,218
Personal Products 0.9%
Avon Products Inc.	United States	2,187,955	37,676,585
Pharmaceuticals 6.1%
[a]Hospira Inc.	United States	1,148,000	47,389,440
Merck & Co. Inc.	United States	2,005,510	100,375,776
Novartis AG, ADR	Switzerland	677,230	54,435,747
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,620,652	64,955,732
			267,156,695
Real Estate Management & Development 1.4%
Brookfield Office Properties Inc.	United States	551,389	10,614,238
[e]Canary Wharf Group PLC	United Kingdom	10,069,634	52,039,512
			62,653,750
Semiconductors & Semiconductor Equipment 1.0%
[a]ON Semiconductor Corp.	United States	5,183,381	42,711,059
Software 7.9%
[a]Check Point Software Technologies Ltd.	Israel	1,475,194	95,179,517
Microsoft Corp.	United States	3,409,670	127,623,948
Open Text Corp.	Canada	604,097	55,552,760
Symantec Corp.	United States	2,810,122	66,262,677
			344,618,902
Specialty Retail 2.6%
[a]Dufry AG	Switzerland	488,180	85,700,340
Kingfisher PLC	United Kingdom	4,256,823	27,109,966
			112,810,306
Tobacco 5.0%
Altria Group Inc.	United States	1,362,530	52,307,526
British American Tobacco PLC	United Kingdom	1,926,205	103,247,445
Lorillard Inc.	United States	1,276,635	64,699,862
			220,254,833
Wireless Telecommunication Services 4.1%
Tele2 AB, B	Sweden	3,789,690	42,917,046
Vodafone Group PLC	United Kingdom	34,881,127	136,933,710
			179,850,756
Total Common Stocks and Other Equity Interests
(Cost $2,559,000,989)			3,674,511,345

Annual Report | 27

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares		Value
Convertible Preferred Stocks (Cost $1,821,000) 0.1%
Commercial Banks 0.1%
[a,b,f]First Southern Bancorp Inc., cvt. pfd., C	United States	1,821		$3,399,518
Preferred Stocks 2.0%
Automobiles 1.2%
Porsche Automobile Holding SE, pfd.	Germany	482,830		50,248,275
Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd., pfd.	South Korea	37,325		35,814,464
Total Preferred Stocks (Cost $59,502,406)				86,062,739

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate
Interests 6.1%
[g]American Airlines Inc., senior secured note, 144A, 7.50%,
3/15/16	United States	48,302,000		50,354,835
[h,i]Caesars Entertainment Operating Co. Inc., Senior Tranche Term
Loan, first lien, 1/28/18,
B5, 4.488%	United States	8,410,000		7,940,445
B6, 5.488%	United States	35,475,000		33,942,267
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000		19,344,825
[h,i] Tranche B Term Loan, 3.819%, 1/29/16	United States	226,261		219,784
[h,i] Tranche C Term Loan, 3.819%, 1/29/16	United States	46,542		44,665
[h,i] Tranche D Term Loan, 6.919%, 1/30/19	United States	15,813,482		15,141,409
[h,i] Tranche E Term Loan, 7.669%, 7/30/19	United States	5,080,935		5,017,424
[h,i]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien
Exit Term Loan, 11.00%, 3/13/17	United States	14,220,848		14,754,130
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	18,115,888		17,725,889
[h,i,j]KIK Custom Products Inc., Second Lien Term Loan, 9.50%,
11/17/19	United States	22,739,000		22,696,364
NGPL PipeCo LLC,
[g] secured note, 144A, 7.119%, 12/15/17	United States	8,028,000		7,305,480
[g,k] senior secured note, 144A, 9.625%, 6/01/19	United States	11,912,000		11,703,540
[h,i] Term Loan B, 6.75%, 9/15/17	United States	707,822		662,035
[h,i]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.668%, 10/10/17	United States	46,282,735		31,969,799
Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	24,392,000		1,707,440
[g] senior secured note, 144A, 11.50%, 10/01/20	United States	28,306,000		20,946,440
[g]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	853,000		908,445
third lien	Italy	1,992,000	EUR	2,918,424
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $272,104,920)				265,303,640

28 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*		Value
Corporate Notes in Reorganization 0.3%
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%,
2/01/12	United States	10,848		$—
[h,l]Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	15,289,223		12,002,040
Total Corporate Notes in Reorganization
(Cost $12,147,736)				12,002,040

		Shares
Companies in Liquidation 1.7%
[a]Adelphia Recovery Trust	United States	48,268,724		96,537
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	6,161,087		3,081
[a,b,c,f]CB FIM Coinvestors LLC	United States	15,831,950		—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560		—
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446		73,413,201
[a,d,e]Tribune Litigation Trust, Contingent Distribution	United States	496,443		—
Total Companies in Liquidation (Cost $77,636,913)				73,512,819

	Counterparty	Notional Amount*
Options Purchased 0.3%
Payer Swaptions - Over-the-Counter
Interest Rate 0.1%
Receive floating 6-month JPY LIBOR, pay fixed 3.00%,
Expires 3/08/17	UBSW	5,500,000,000	JPY	522,060
Receive floating 6-month JPY LIBOR, pay fixed 3.00%,
Expires 3/14/17	MSCS	5,583,183,000	JPY	538,219
Receive floating 6-month JPY LIBOR, pay fixed 3.00%,
Expires 3/16/17	MSCS	5,107,000,000	JPY	497,473
Receive floating 6-month JPY LIBOR, pay fixed 3.00%,
Expires 6/15/17	MSCS	6,058,062,500	JPY	724,665
				2,282,417
Puts - Over-the-Counter
Currency Options 0.2%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	1,764,720,000	JPY	2,827,434
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	2,393,646,600	JPY	2,846,147
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	3,166,692,000	JPY	2,711,100
				8,384,681
Total Options Purchased (Cost $10,808,994)				10,667,098
Total Investments before Short Term Investments
(Cost $2,993,022,958)				4,125,459,199

Annual Report | 29

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*	Value
Short Term Investments 5.3%
U.S. Government and Agency Securities (Cost $232,871,666)
5.3%
[n,o]U.S. Treasury Bills, 1/02/14 - 6/26/14	United States	232,900,000	$232,879,891
Total Investments before Money Market Funds
(Cost $3,225,894,624)			4,358,339,090

		Shares
[p]Investments from Cash Collateral Received for Loaned Securities
(Cost $1,698,820) 0.0%†
Money Market Funds 0.0%†
[q]BNY Mellon Overnight Government Fund, 0.017%	United States	1,698,820	1,698,820
Total Investments (Cost $3,227,593,444) 100.0%			4,360,037,910
Securities Sold Short (0.6)%			(23,996,782)
Other Assets, less Liabilities 0.6%			26,873,281
Net Assets 100.0%			$4,362,914,409
[r]Securities Sold Short (Proceeds $23,097,587) (0.6)%
Common Stocks (0.6)%
Diversified Telecommunication Services (0.6)%
Verizon Communications Inc.	United States	488,335	$(23,996,782)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $52,039,512, representing 1.19% of net assets.
fSee Note 11 regarding holdings of 5% voting securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $94,137,164, representing 2.16% of net assets.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(h) regarding senior floating rate interests.
jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
kA portion or all of the security is on loan at December 31, 2013. See Note 1(g).
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $43,595,616, representing 1.00% of net assets.
pSee Note 1(g) regarding securities on loan.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(f) regarding securities sold short.

30 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

				Number of	Notional	Expiration	Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD			Short	507	$87,381,450	3/17/14	$—	$(375,958)
GBP/USD			Short	913	94,484,088	3/17/14	—	(878,743)
Unrealized appreciation (depreciation)							—	(1,254,701)
Net unrealized appreciation (depreciation)								$(1,254,701)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity		Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy		541,221	$746,566	1/17/14	$—	$(2,122)
Euro	SCBT	Buy		3,937,869	5,331,126	1/17/14	85,367	—
Euro	BANT	Sell	14,159,982		18,534,502	1/17/14	—	(942,392)
Euro	BONY	Sell		227,375	311,508	1/17/14	—	(1,243)
Euro	BBU	Sell	13,573,357		17,724,904	1/17/14	—	(945,093)
Euro	HSBC	Sell		586,748	802,337	1/17/14	—	(4,728)
Euro	SCBT	Sell		1,072,067	1,430,212	1/17/14	—	(44,403)
Euro	SSBT	Sell		248,258	339,602	1/17/14	—	(1,874)
British Pound	BANT	Sell	43,244,104		65,812,524	1/21/14	—	(5,785,289)
British Pound	FBCO	Sell		764,298	1,215,309	1/21/14	—	(50,114)
British Pound	DBFX	Sell	17,876,079		27,137,676	1/21/14	—	(2,459,149)
British Pound	HSBC	Sell		890,099	1,424,707	1/21/14	—	(49,000)
British Pound	SCBT	Sell		3,559,068	5,856,241	1/21/14	—	(36,388)
South Korean Won	HSBC	Buy	2,574,609,394		2,376,719	2/12/14	56,769	(1,756)
Swiss Franc	BANT	Buy		5,800,000	6,490,382	2/12/14	13,808	—
Swiss Franc	BONY	Buy		353,427	398,680	2/12/14	—	(2,342)
Swiss Franc	BBU	Buy		8,730,407	9,761,777	2/12/14	28,606	—
Swiss Franc	FBCO	Buy		394,608	424,378	2/12/14	18,140	—
South Korean Won	BANT	Sell	4,864,815,741		4,330,212	2/12/14	—	(264,634)
Swiss Franc	BANT	Sell	61,166,916		66,874,550	2/12/14	26,930	(1,745,693)
Swiss Franc	BBU	Sell		9,614,174	10,621,754	2/12/14	—	(159,696)
South Korean Won	FBCO	Sell	12,421,576,282		11,171,477	2/12/14	—	(560,771)
Swiss Franc	FBCO	Sell	10,086,728		11,096,371	2/12/14	—	(215,007)
South Korean Won	DBFX	Sell	8,943,883,649		7,961,761	2/12/14	—	(485,787)
South Korean Won	HSBC	Sell	14,154,558,722		13,124,945	2/12/14	2,092	(246,206)
Swiss Franc	HSBC	Sell		1,619,857	1,731,786	2/12/14	—	(84,741)
Swiss Franc	SCBT	Sell		8,702,007	9,604,654	2/12/14	—	(153,881)
Danish Krone	BONY	Buy		4,222,816	762,684	2/14/14	16,191	—
Danish Krone	BANT	Sell	290,319,238		52,419,014	2/14/14	—	(1,128,796)
Danish Krone	BBU	Sell		4,489,051	830,803	2/14/14	2,822	—
British Pound	BANT	Buy		6,238,310	10,044,523	2/19/14	281,996	—
British Pound	BBU	Buy		659,510	1,067,887	2/19/14	23,827	—
British Pound	SSBT	Buy		439,185	707,324	2/19/14	19,675	—
British Pound	BANT	Sell	39,435,881		62,065,915	2/19/14	—	(3,213,841)
British Pound	BBU	Sell	26,324,019		41,848,828	2/19/14	—	(1,726,349)

							Annual Report | 31

Mutual Beacon Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Sell	728,668	$969,492	2/28/14	$—	$(32,790)
Euro	BONY	Sell	214,536	282,151	2/28/14	—	(12,944)
Euro	FBCO	Sell	4,038,534	5,393,878	2/28/14	—	(161,123)
Euro	HSBC	Sell	2,691,980	3,619,187	2/28/14	—	(83,629)
Euro	SCBT	Sell	1,543,133	2,069,830	2/28/14	—	(52,748)
Euro	SSBT	Sell	563,414	755,630	2/28/14	—	(19,345)
Euro	BANT	Buy	5,813,231	7,953,049	4/16/14	43,580	(540)
Euro	BONY	Buy	505,618	695,786	4/16/14	—	(309)
Euro	BBU	Buy	291,110	400,073	4/16/14	348	—
Euro	HSBC	Buy	533,598	733,011	4/16/14	1,301	(349)
Euro	SCBT	Buy	4,999,520	6,850,213	4/16/14	29,009	(2,391)
Euro	SSBT	Buy	237,981	327,315	4/16/14	28	—
Euro	BANT	Sell	36,791,152	50,003,774	4/16/14	—	(602,396)
Euro	BONY	Sell	176,497	241,529	4/16/14	—	(1,242)
Euro	BBU	Sell	40,488,514	55,052,435	4/16/14	—	(639,451)
Euro	FBCO	Sell	500,958	681,837	4/16/14	—	(7,230)
Euro	HSBC	Sell	682,350	925,936	4/16/14	—	(12,636)
Euro	SCBT	Sell	721,831	981,669	4/16/14	—	(11,209)
Euro	SSBT	Sell	164,260	224,622	4/16/14	—	(1,317)
British Pound	BANT	Sell	18,999,796	30,803,346	4/22/14	—	(632,247)
British Pound	BONY	Sell	905,405	1,480,722	4/22/14	—	(17,291)
British Pound	FBCO	Sell	16,180,906	26,083,620	4/22/14	—	(688,055)
British Pound	HSBC	Sell	1,408,310	2,322,374	4/22/14	—	(7,707)
British Pound	SCBT	Sell	28,316,585	45,646,335	4/22/14	—	(1,204,097)
Swedish Krona	BANT	Buy	6,770,000	1,029,943	5/12/14	20,112	—
Swedish Krona	BANT	Sell	183,884,300	27,853,856	5/12/14	—	(667,350)
Swedish Krona	BONY	Sell	28,339,749	4,292,201	5/12/14	—	(103,410)
Swedish Krona	BBU	Sell	66,351,160	10,113,506	5/12/14	—	(177,830)
Euro	BANT	Sell	18,221,719	24,537,161	5/15/14	4,721	(532,449)
Euro	BONY	Sell	851,806	1,175,359	5/15/14	3,657	—
Euro	BBU	Sell	726,450	997,710	5/15/14	769	(2,327)
Euro	HSBC	Sell	924,640	1,274,060	5/15/14	4,161	(1,990)
Euro	SCBT	Sell	856,024	1,178,804	5/15/14	2,576	(1,277)
Euro	SSBT	Sell	207,050	283,754	5/15/14	—	(1,054)
Euro	HSBC	Sell	981,121	1,322,968	5/19/14	—	(26,620)
Euro	SCBT	Sell	1,829,865	2,470,153	5/19/14	—	(46,931)
British Pound	BANT	Buy	14,901,399	24,382,892	5/21/14	265,837	—
British Pound	BBU	Buy	5,859,164	9,590,268	5/21/14	101,503	—
Norwegian Krone	BANT	Buy	4,298,850	695,551	5/21/14	9,537	—
Norwegian Krone	BBU	Buy	4,848,000	785,199	5/21/14	9,959	—
Norwegian Krone	BANT	Sell	206,489,671	33,678,079	5/21/14	—	(189,907)
British Pound	BBU	Sell	49,899,259	80,215,553	5/21/14	—	(2,323,899)
British Pound	HSBC	Sell	35,228,605	56,647,597	5/21/14	—	(1,624,807)
Unrealized appreciation (depreciation)						1,073,321	(30,202,192)
Net unrealized appreciation (depreciation)							$(29,128,871)

[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 59.

32 | The accompanying notes are an integral part of these financial statements.					| Annual Report

Mutual Beacon Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,177,718,840
Cost - Controlled affiliated issuers (Note 11)	1,233,477
Cost - Non-controlled affiliated issuers (Note 11)	48,641,127
Total cost of investments	$3,227,593,444
Value - Unaffiliated issuers	$4,334,969,899
Value - Controlled affiliated issuers (Note11)	934,094
Value - Non-controlled affiliated issuers (Note 11)	24,133,917
Total value of investments (includes securities loaned in the amount of $1,652,565)	4,360,037,910
Cash	410,024
Restricted Cash (Note 1e)	2,524,000
Foreign currency, at value (cost $26,916,355)	26,886,684
Receivables:
Investment securities sold	2,273,858
Capital shares sold	1,183,833
Dividends and interest	18,936,694
Due from brokers	24,540,742
Unrealized appreciation on forward exchange contracts	1,073,321
Other assets	100
Total assets	4,437,867,166
Liabilities:
Payables:
Investment securities purchased	5,802,919
Capital shares redeemed	5,716,774
Management fees	2,187,506
Administrative fees	277,813
Distribution fees	1,120,658
Transfer agent fees	738,137
Trustees’ fees and expenses	212,894
Variation margin	173,763
Securities sold short, at value (proceeds $23,097,587)	23,996,782
Due to brokers	2,524,000
Payable upon return of securities loaned	1,698,820
Unrealized depreciation on forward exchange contracts	30,202,192
Deferred tax	8,455
Accrued expenses and other liabilities	292,044
Total liabilities	74,952,757
Net assets, at value	$4,362,914,409
Net assets consist of:
Paid-in capital	$3,341,127,704
Undistributed net investment income	34,607,622
Net unrealized appreciation (depreciation)	1,101,226,311
Accumulated net realized gain (loss)	(114,047,228)
Net assets, at value	$4,362,914,409

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$2,876,321,624
Shares outstanding	170,117,395
Net asset value and maximum offering price per share	$16.91
Class A:
Net assets, at value	$1,148,408,828
Shares outstanding	68,353,673
Net asset value per share[a]	$16.80
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.82
Class C:
Net assets, at value	$336,222,103
Shares outstanding	20,136,903
Net asset value and maximum offering price per share[a]	$16.70
Class R:
Net assets, at value	$1,956,132
Shares outstanding	117,299
Net asset value and maximum offering price per share	$16.68
Class R6:
Net assets, at value	$5,722
Shares outstanding	339
Net asset value and maximum offering price per share	$16.88

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends:
Unaffiliated issuers	$81,830,723
Non-controlled affiliated issuers (Note 11)	588,715
Interest	32,805,759
Income from securities loaned	70,543
Total investment income	115,295,740
Expenses:
Management fees (Note 3a)	24,571,061
Administrative fees (Note 3b)	3,122,851
Distribution fees: (Note 3c)
Class A	3,215,366
Class B	1,651
Class C	3,175,836
Class R	9,194
Transfer agent fees: (Note 3e)
Class Z	2,812,603
Class A	1,114,869
Class B	194
Class C	330,560
Class R	1,912
Class R6	51
Custodian fees (Note 4)	145,595
Reports to shareholders	238,334
Registration and filing fees	109,376
Professional fees	247,333
Trustees’ fees and expenses	116,288
Dividends on securities sold short	13,769
Other	68,118
Total expenses	39,294,961
Expense reductions (Note 4)	(908)
Expenses waived/paid by affiliates (Note 3f)	(50)
Net expenses	39,294,003
Net investment income	76,001,737

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Beacon Fund

Financial Statements (continued)

Statement of Operations (continued)
for the year ended December 31, 2013

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	$382,188,964
Controlled affiliated issuers (Note 11)	31,392
Written options	439,816
Foreign currency transactions	(9,384,411)
Futures contracts	(6,876,999)
Net realized gain (loss)	366,398,762
Net change in unrealized appreciation (depreciation) on:
Investments	599,618,776
Translation of other assets and liabilities denominated in foreign currencies	(12,372,742)
Change in deferred taxes on unrealized appreciation	(8,455)
Net change in unrealized appreciation (depreciation)	587,237,579
Net realized and unrealized gain (loss)	953,636,341
Net increase (decrease) in net assets resulting from operations	$1,029,638,078

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$76,001,737	$65,588,549
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	366,398,762	327,115,629
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	587,237,579	188,521,123
Net increase (decrease) in net assets resulting from operations	1,029,638,078	581,225,301
Distributions to shareholders from:
Net investment income:
Class Z	(55,178,018)	(44,549,983)
Class A	(18,870,498)	(15,179,473)
Class B	—	(23,941)
Class C	(3,387,637)	(2,423,022)
Class R	(27,980)	(33,585)
Class R6	(115)	—
Total distributions to shareholders	(77,464,248)	(62,210,004)
Capital share transactions: (Note 2)
Class Z	(202,452,718)	(306,646,621)
Class A	(84,966,969)	(220,069,461)
Class B	(1,429,101)	(9,738,275)
Class C	(33,769,334)	(61,639,577)
Class R	(387,734)	(466,843)
Class R6	5,000	—
Total capital share transactions	(323,000,856)	(598,560,777)
Net increase (decrease) in net assets	629,172,974	(79,545,480)
Net assets:
Beginning of year	3,733,741,435	3,813,286,915
End of year	$4,362,914,409	$3,733,741,435
Undistributed net investment income included in net assets:
End of year	$34,607,622	$38,445,635

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Beacon Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

38 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an

Annual Report | 39

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

40 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

Annual Report | 41

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities

42 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Sold Short (continued)

sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 43

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

44 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	5,766,527	$88,484,550	6,033,846	$77,047,538
Shares issued in reinvestment of
distributions	3,192,842	51,701,130	3,100,559	41,435,724
Shares redeemed	(22,237,269)	(342,638,398)	(33,245,503)	(425,129,883)
Net increase (decrease)	(13,277,900)	$(202,452,718)	(24,111,098)	$(306,646,621)
Class A Shares:
Shares sold	6,524,792	$99,232,404	6,494,698	$82,298,658
Shares issued in reinvestment of
distributions	1,140,730	18,260,693	1,107,862	14,671,619
Shares redeemed	(13,397,621)	(202,460,066)	(25,052,269)	(317,039,738)
Net increase (decrease)	(5,732,099)	$(84,966,969)	(17,449,709)	$(220,069,461)
Class B Shares[a]:
Shares sold	8	$118	8,564	$106,832
Shares issued in reinvestment of
distributions	—	—	1,674	21,631
Shares redeemed	(102,482)	(1,429,219)	(793,560)	(9,866,738)
Net increase (decrease)	(102,474)	$(1,429,101)	(783,322)	$(9,738,275)

Annual Report | 45

Mutual Beacon Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	1,182,680	$17,946,283	1,042,329	$13,107,853
Shares issued in reinvestment of
distributions	204,523	3,174,069	173,772	2,256,012
Shares redeemed	(3,662,772)	(54,889,686)	(6,134,184)	(77,003,442)
Net increase (decrease)	(2,275,569)	$(33,769,334)	(4,918,083)	$(61,639,577)
Class R Shares:
Shares sold	18,668	$278,978	83,478	$1,032,374
Shares issued in reinvestment of
distributions	1,768	27,980	2,566	33,585
Shares redeemed	(47,578)	(694,692)	(118,562)	(1,532,802)
Net increase (decrease)	(27,142)	$(387,734)	(32,518)	$(466,843)
Class R6 Shares[b]:
Shares sold	339	$5,000

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

46 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$255,480
CDSC retained	$8,835

Annual Report | 47

Mutual Beacon Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $4,260,189, of which $1,968,024 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013	$212,894
[b]Decrease in projected benefit obligation	$4,338
Benefit payments made to retired trustees	$4,934

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

48 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $139,540,058 expiring in 2017. During the year ended December 31, 2013, the Fund utilized $349,399,796 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$77,464,248	$62,210,004

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,238,470,783

Unrealized appreciation	$1,251,189,634
Unrealized depreciation	(129,622,507)
Net unrealized appreciation (depreciation)	$1,121,567,127

Distributable earnings - undistributed ordinary income	$41,975,241

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, corporate actions and wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $1,227,950,812 and $1,588,126,214, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2012	23,172	$704,427
Options written	—	—
Options expired	(14,048)	(221,256)
Options exercised	(2,100)	(165,845)
Options closed	(7,024)	(317,326)
Options outstanding at December 31, 2013	—	$—

Annual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $12,002,040, representing 0.28% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

50 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured
	promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,065,450	First Southern Bancorp Inc.	1/27/10 - 7/07/10	22,480,995	5,135,682
1,821	First Southern Bancorp Inc., cvt.
	pfd., C	1/27/10 - 7/07/10	1,821,000	3,399,518
2,846,329	International Automotive Components
	Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	554,522
22,836,904	International Automotive Components
	Group North America, LLC	1/12/06 - 3/18/13	18,692,218	12,921,577
106,700	Olympus Re Holdings Ltd.	12/19/01	9,995,768	—
17,621	PMG LLC	3/22/04	1,233,477	934,094
	Total Restricted Securities (Value is 0.53% of Net Assets)		$56,124,570	$22,945,393

10. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate
contracts	Investments, at value	$2,282,417
Foreign exchange
contracts	Investments, at value /	9,458,002	Unrealized depreciation	$31,456,893	[a]
	Unrealized appreciation		on forward exchange
	on forward exchange		contracts / Net assets
	contracts		consist of – net unrealized
appreciation (depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Annual Report | 51

Mutual Beacon Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as	Statement of	(Loss) for	(Depreciation)
Hedging Instruments	Operations Locations	the Year	for the Year
Interest rate contracts	Net change in unrealized appreciation		$(1,503,307)
	(depreciation) on investments

Foreign exchange contracts	Net realized gain (loss) from foreign currency	$(17,237,881)	(8,806,419)
	transactions and futures contracts /
	Net change in unrealized appreciation
	(depreciation) on investments and
	translation of other assets and liabilities
	denominated in foreign currencies

Equity contracts	Net realized gain (loss) from investments and	(7,235,571)	5,938,413
written options / Net change in unrealized
appreciation (depreciation) on investments

For the year ended December 31, 2013, the average month end fair value of derivatives represented 0.82% of average month end net assets. The average month end number of open derivative contracts for the year was 156.

At December 31, 2013, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Options Purchased	$10,667,098	$—
Forward Exchange Contracts	1,073,321	30,202,192
Total	$11,740,419	$30,202,192

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

52 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BANT	$9,051,202	$(9,051,202)	$—	$—	$—
BBU	167,834	(167,834)	—	—	—
BONY	19,848	(19,848)	—	—	—
DBFX	—	—	—	—	—
FBCO	18,140	(18,140)	—	—	—
HSBC	64,323	(64,323)	—	—	—
MSCS	1,760,357	—	—	(1,760,357)	—
SCBT	116,952	(116,952)	—	—	—
SSBT	19,703	(19,703)	—	—	—
UBSW	522,060	—	(522,060)	—	—
Total	$11,740,419	$(9,458,002)	$(522,060)	$(1,760,357)	$—

aAt December 31, 2013, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report | 53

Mutual Beacon Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged[a]	Pledged	than zero)
Counterparty
BANT	$15,740,446	$(9,051,202)	$(5,138,830)	$—	$1,550,414
BBU	5,974,645	(167,834)	(4,870,313)	—	936,498
BONY	138,781	(19,848)	—	—	118,933
DBFX	2,944,936	—	(2,801,620)	—	143,316
FBCO	1,682,300	(18,140)	(1,263,874)	—	400,286
HSBC	2,144,169	(64,323)	(1,398,718)	—	681,128
MSCS	—	—	—	—	—
SCBT	1,553,325	(116,952)	(1,008,849)	—	427,524
SSBT	23,590	(19,703)	—	—	3,887
UBSW	—	—	—	—	—
Total	$30,202,192	$(9,458,002)	$(16,482,204)	$—	$4,261,986

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Controlled Affiliates[a]
PMG LLC	23,726	—	6,105	17,621	$934,094	$—	$31,392
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
First Southern Bancorp Inc.	1,065,450	—	—	1,065,450	5,135,682	—	—
First Southern Bancorp Inc., cvt.
pfd., C	1,821	—	—	1,821	3,399,518	—	—
Polaris Financial Technology Ltd.	6,942,715	165,794	—	7,108,509	15,598,717	588,715	—
Total Non-Controlled Affiliates					$24,133,917	$588,715	$—
Total Affiliated Securities (Value is 0.57% of Net Assets)					$25,068,011	$588,715	$31,392
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

54 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 55

Mutual Beacon Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$13,476,099	$13,476,099
Commercial Banks	136,560,135	—	8,535,200	145,095,335
Machinery	4,649,837	16,675,233	—	21,325,070
Media	426,602,148	18,077,791	—	444,679,939
Metals & Mining	124,131,835	—	934,094	125,065,929
Real Estate Management &
Development	10,614,238	—	52,039,512	62,653,750
All Other Equity
Investments[b]	2,951,677,480	—	— [c]	2,951,677,480
Corporate Bonds, Notes and
Senior Floating Rate
Interests	—	265,303,640	—	265,303,640
Corporate Notes in
Reorganization	—	12,002,040	— [c]	12,002,040
Companies in Liquidation	96,537	73,416,282	— [c]	73,512,819
Options Purchased	—	10,667,098	—	10,667,098
Short Term Investments	232,879,891	1,698,820	—	234,578,711
Total Investments in
Securities	$3,887,212,101	$397,840,904	$74,984,905	$4,360,037,910
Forward Exchange Contracts	$—	$1,073,321	$—	$1,073,321
Liabilities:
Securities Sold Short	23,996,782	—	—	23,996,782
Futures Contracts	1,254,701	—	—	1,254,701
Forward Exchange Contracts	—	30,202,192	—	30,202,192

[a]lncludes common, convertible preferred and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2013.

56 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2013, the reconciliation of assets is as follows:

											Net Change
											in Unrealized
	Balance							Net	Net	Balance	Appreciation
	at				Transfers	Transfers		Realized	Unrealized	at	(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Gain	End of	on Assets Held
	of Year		Purchases	Sales	Level 3	Level 3[a]	Adjustments[b]	(Loss)	(Loss)	Year	at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$9,090,582		$2,076,062	$—	$—	$—	$—	$—	$2,309,455	$13,476,099	$2,309,455
Commercial Banks	8,910,160		—	—	—	—	—	—	(374,960)	8,535,200	(374,960)
Diversified
Telecommunication
Services	800,511	[d]	—	—	—	—	—	1,708,371	(2,508,882)	—[d]	—
Insurance	—[d]		—	—	—	—	(25,936)	—	25,936	—[d]	25,936
Metals & Mining	1,857,765		—	(458,753)	—	—	—	31,392	(496,310)	934,094	(445,637)
Real Estate Management &
Development	50,398,206		—	—	—	(14,158,652)	—	—	15,799,958	52,039,512	13,854,944
Corporate Notes in
Reorganization	—[d]		—	(1,205)	—	—	—	—	1,205	—[d]	—
Total	$71,057,224		$2,076,062	$(459,958)	$—	$(14,158,652)	$(25,936)	$1,739,763	$14,756,402	$74,984,905	$15,369,738

[a]The investment was transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[c]Includes common and convertible preferred stocks as well as other equity investments.
[d]Includes securities determined to have no value.

Annual Report | 57

Mutual Beacon Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2013, are as follows:

						Impact to Fair
	Fair Value at					Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Amount		Increases [a]
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$12,921,577	Market comparables	Discount for lack of marketability	15%		Decrease
			EV / EBITDA multiple	5.1	x	Increase[c]
Commercial Banks	8,535,200	Market comparables	Discount for lack of marketability	10%		Decrease [c]
			Price / tangible book multiple	1.0	x	Increase[c]
Real Estate Management &
Development	52,039,512	Market comparables	Discount for lack of marketability	8%		Decrease [c]
All Other Investments[d]	1,488,616
Total	$74,984,905

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes common and convertible preferred stocks.
cRepresents a significant impact to fair value but not net assets.
dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	-	Earnings before interest, taxes, depreciation and amortization
EV	-	Enterprise value

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

58 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Counterparty			Currency		Selected Portfolio

BANT	-	Bank of America N.A.	EUR	- Euro	ADR	-	American Depositary Receipt
BBU	-	Barclays Bank PLC	GBP	- British Pound	FRN	-	Floating Rate Note
BONY	-	Bank of New York Mellon	JPY	- Japanese Yen	IDR	-	International Depositary
DBFX	-	Deutsche Bank AG	USD	- United States Dollar			Receipt
FBCO	-	Credit Suisse Group AG			LIBOR	-	London InterBank Offered
HSBC	-	HSBC Bank USA, N.A.					Rate
MSCS	-	Morgan Stanley Capital Services,
LLC
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust Co.,
N.A.
UBSW -		UBS AG

Annual Report | 59

Mutual Beacon Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual Beacon Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

60 | Annual Report

Mutual Beacon Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 51.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $78,198,632 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $23,613,904 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Annual Report | 61

Mutual Beacon Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

62 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 63

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

64 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

66 | Annual Report

Mutual Beacon Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 67

This page intentionally left blank.

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

# Mutual European Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	29	Tax Information	52
		Mutual European Fund	5	Notes to Financial		Board Members
				Statements	33	and Officers	54
		Performance Summary	11
				Report of Independent		Shareholder Information	59
		Your Fund’s Expenses	16
				Registered Public
		Financial Highlights and		Accounting Firm	51
		Statement of Investments	18

Annual Report

Mutual European Fund

Your Fund’s Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

We are pleased to bring you Mutual European Fund’s annual report for the fiscal year ended December 31, 2013.

Performance Overview

Mutual European Fund – Class Z delivered a +26.68% cumulative total return for the 12 months under review. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, posted a +21.55% total return in local currency terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures.

In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

6 | Annual Report

Investment Strategy

We follow a distinctive value investment approach, that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value and contributed to performance during the 12 months under review. Three of the top contributors to performance during the year under review were German retailer Metro, French aerospace manufacturer Safran and British-Spanish airline holding company International Consolidated Airlines Group.

Metro, which runs Europe’s largest self-service, wholesale superstore business as well as Germany’s largest department store chain, benefited from ongoing restructuring efforts led by a revamped management team. Management’s plans to create value by exiting non-core markets while improving profitability in Germany supported improved investor sentiment as quarterly operating profits exceeded consensus estimates. A rise in net cash flow from operations and proceeds from the disposal of various business units allowed Metro to significantly reduce its net debt. At period-end, the company was also considering a spin-off of its Russian operations, a move we believed could potentially unlock further value. Additionally, shares were positively affected by rising sentiment that European consumer spending is poised to grow.

Safran is a civil aerospace manufacturer with additional interests in defense and military/civil security. The company reported positive sales and earnings results during the year driven by better-than-expected growth in aftermarket engine parts sales for commercial aircraft. Safran’s largest profit driver is the CFM International joint venture with General Electric, which builds and maintains the CFM series of jet engines for short haul/narrow-bodied aircraft. In the wake

What is meant by “hedge”?
To hedge a position is to seek to
reduce the risk of adverse price
movements in an asset. Normally,
a hedge is implemented as an
offsetting position in a related
security, such as a currency
forward contract.

What is a currency forward
contract?

A currency forward contract, also
called a “currency forward,” is an
agreement between the Fund and
a counterparty to buy or sell a
foreign currency at a specific
exchange rate on a future date.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/13
% of Total
Net Assets
Insurance	18.3%
Oil, Gas & Consumable Fuels	6.0%
Specialty Retail	5.6%
Commercial Banks	5.4%
Auto Components	4.0%
Food & Staples Retailing	3.8%
Wireless Telecommunication Services	3.8%
Metals & Mining	3.8%
Diversified Telecommunication Services	3.6%
Marine	3.4%

Annual Report | 7

What is return on invested
capital (ROIC)?
ROIC is a measure of how well a
company generates earnings from
capital invested in its business.

What is return on equity?
Return on equity is an amount,
expressed as a percentage, earned
on a company’s common stock
investment for a given period. Return
on equity tells common shareholders
how effectually their money is being
employed. Comparing percentages
for current and prior periods also
reveals trends, and comparison with
industry composites reveals how well
a company is holding its own against
its competitors.

of the recent global economic slowdown, airplanes logged fewer miles and landing/takeoff cycles, the main drivers of regulatory maintenance, and airlines pulled back on engine maintenance work as they sought to reduce spending. However, we judged the trend as a deferral rather than a permanent reduction. The strength in 2013 aftermarket sales appears to have confirmed our assessment and at period-end we judged the trend as sustainable into 2014.

International Consolidated Airlines Group was formed from the 2011 merger of British Airways and Iberia. The company is a leading European long-haul carrier, with what we believe to be very strong positions in capacity-constrained North Atlantic routes and attractive mid-long haul routes to Africa, the Middle East and Latin America. Management has shown progress with improving the company’s return on invested capital (ROIC) through cost cutting initiatives, eliminating unprofitable routes and increasing margins on routes where the company has pricing power, namely, the North Atlantic. At period-end, we saw further upside potential as management’s efforts to improve ROIC in the company’s Iberia business were still in their early stages.

During the period under review, some of the Fund’s investments negatively affected performance. These included U.K.-based insurer RSA Insurance Group, transport company FirstGroup and metals and mining firm Anglo American.

After cutting its dividend early in 2013, RSA Insurance Group suffered substantial weather-related losses, which precluded the company from achieving its annual return on equity target. RSA’s share price came under additional pressure in November when the company announced it would suspend the chief executive officer (CEO), chief financial officer and claims director of its Irish unit amid an investigation into aggressive reserve accounting practices.

In May, FirstGroup announced a rights offering aimed at raising more than 600 million pounds to be used to pay down debt and finance an operational turnaround. Although we considered this in our initial investment analysis, the stock declined sharply after the announcement. We exercised our rights in the share offering at a heavily discounted price, materially bringing down our average cost. Since the rights offering, FirstGroup’s share price improved somewhat as management revealed measures to improve margins in the company’s under-performing U.K. bus and U.S. school bus operations. In addition, a recently completed U.K. government review of rail franchising proved favorable for incumbent operators such as FirstGroup. This development supported our view that the profit contribution from the company’s U.K rail division has potential to improve.

8 | Annual Report

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new CEO, who was tasked with a mandate to improve operations and capital discipline. Despite the price decline during the year, at period-end, we maintained a favorable outlook for the stock as the new management team remained focused on improving operational performance and returns with the aim of increasing shareholder value.

During the year, the Fund held currency forwards to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

Thank you for your continued participation in Mutual European Fund.

We look forward to continuing to serve your investment needs.

Mutual European Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
A.P. Moller-Maersk AS, B	3.4%
Marine, Denmark
Vodafone Group PLC	2.9%
Wireless Telecommunication Services,
U.K.
International Consolidated
Airlines Group SA	2.7%
Airlines, U.K.
Dufry AG	2.7%
Specialty Retail, Switzerland
Safran SA	2.7%
Aerospace & Defense, France
Delta Lloyd NV	2.6%
Insurance, Netherlands
ING Groep NV, IDR	2.6%
Diversified Financial Services, Netherlands
Metro AG	2.5%
Food & Staples Retailing, Germany
Accor SA	2.4%
Hotels, Restaurants & Leisure, France
Ageas	2.3%
Insurance, Belgium

Annual Report | 9

Philippe Brugere-Trelat has been co-portfolio manager for Mutual European Fund since 2010 and portfolio manager since 2005. He also has been co-portfolio manager for Mutual Global
Discovery Fund since 2009. He has been a member of the management team of the Mutual
Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-
Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domes-
tic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton
Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she special-
ized in valuation and litigation consulting.

10 | Annual Report

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: MEURX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.63	$24.76	$21.13
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4640
Short-Term Capital Gain	$0.1619
Long-Term Capital Gain	$1.3544
Total	$1.9803
Class A (Symbol: TEMIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.50	$24.21	$20.71
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3932
Short-Term Capital Gain	$0.1619
Long-Term Capital Gain	$1.3544
Total	$1.9095
Class C (Symbol: TEURX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.46	$24.25	$20.79
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2774
Short-Term Capital Gain	$0.1619
Long-Term Capital Gain	$1.3544
Total	$1.7937
Class R (Symbol: n/a)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.40	$23.95	$20.55
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4114
Short-Term Capital Gain	$0.1619
Long-Term Capital Gain	$1.3544
Total	$1.9277
Class R6 (Symbol: FMEUX)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	2.21	$24.75	$22.54
Distributions (5/1/13–12/31/13)
Dividend Income	$0.5022
Short-Term Capital Gain	$0.1619
Long-Term Capital Gain	$1.3544
Total	$2.0185

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	26.68%	+	83.27%	+	164.87%
Average Annual Total Return[2]		+	26.68%	+	12.88%	+	10.23%
Value of $10,000 Investment[3]			$12,668		$18,327		$26,487
Total Annual Operating Expenses[4]	1.13%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	26.30%	+	80.57%	+	157.03%
Average Annual Total Return[2]		+	19.06%	+	11.22%	+	9.25%
Value of $10,000 Investment[3]			$11,906		$17,019		$24,227
Total Annual Operating Expenses[4]	1.43%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.44%	+	74.35%	+	139.87%
Average Annual Total Return[2]		+	24.44%	+	11.76%	+	9.14%
Value of $10,000 Investment[3]			$12,444		$17,435		$23,987
Total Annual Operating Expenses[4]	2.13%
Class R			1-Year		3-Year		Inception (10/30/09)
Cumulative Total Return[1]		+	26.05%	+	35.21%	+	52.23%
Average Annual Total Return[2]		+	26.05%	+	10.58%	+	10.60%
Value of $10,000 Investment[3]			$12,605		$13,521		$15,223
Total Annual Operating Expenses[4]	1.63%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	18.99%
Aggregate Total Return[5]						+	18.99%
Value of $10,000 Investment[3]							$11,899
Total Annual Operating Expenses[4]	0.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/04	12/05	12/07	12/09	12/11	12/13
Mutual European Fund				MSCI Europe Index [6]

1/04	12/05	12/07	12/09	12/11	12/13
Mutual European Fund				MSCI Europe Index [6]

Annual Report | 13

10/09	12/10	12/11	12/12	12/13
Mutual European Fund			MSCI Europe Index [6]

14 | Annual Report

5/13	12/13
Mutual European Fund	MSCI Europe Index [6]

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in compa-
nies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the
Fund. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.
The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospec-
tus also includes a discussion of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
6. Source: © 2014 Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,191.30	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40
Class A
Actual	$1,000	$1,189.50	$7.51
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.92
Class C
Actual	$1,000	$1,185.40	$11.35
Hypothetical (5% return before expenses)	$1,000	$1,014.82	$10.46
Class R
Actual	$1,000	$1,188.30	$8.60
Hypothetical (5% return before expenses)	$1,000	$1,017.34	$7.93
Class R6
Actual	$1,000	$1,192.50	$4.86
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.06%; A: 1.36%; C: 2.06%; R: 1.56%; and R6: 0.88%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 17

Mutual European Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.13	$18.95	$21.47	$20.39	$17.25
Income from investment operations[a]:
Net investment income[b]	0.49	0.44	0.50	0.34	0.40
Net realized and unrealized gains (losses)	5.12	2.89	(2.25)	1.40	3.52
Total from investment operations	5.61	3.33	(1.75)	1.74	3.92
Less distributions from:
Net investment income	(0.46)	(0.68)	(0.77)	(0.66)	(0.78)
Net realized gains	(1.52)	(0.47)	—	—	—
Total distributions	(1.98)	(1.15)	(0.77)	(0.66)	(0.78)
Net asset value, end of year	$24.76	$21.13	$18.95	$21.47	$20.39

Total return	26.68%	17.73%	(8.01)%	8.61%	23.01%

Ratios to average net assets
Expenses before expense reduction[c]	1.07%	1.13%	1.11%	1.10%	1.13%
Expenses net of expense reduction[c]	1.07%[d]	1.13%	1.11%	1.10%	1.12%
Expenses incurred in connection with securities sold
short	—%[e]	—%	—%	—%	—%
Net investment income	2.04%	2.16%	2.43%	1.65%	2.17%

Supplemental data
Net assets, end of year (000’s)	$1,399,294	$1,101,659	$964,069	$1,057,801	$1,017,962
Portfolio turnover rate	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
dBenefit of expense reduction rounds to less than 0.01%.
eRounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.71	$18.59	$21.06	$20.02	$16.89
Income from investment operations[a]:
Net investment income[b]	0.42	0.37	0.44	0.27	0.34
Net realized and unrealized gains (losses)	4.99	2.84	(2.20)	1.37	3.45
Total from investment operations	5.41	3.21	(1.76)	1.64	3.79
Less distributions from:
Net investment income	(0.39)	(0.62)	(0.71)	(0.60)	(0.66)
Net realized gains	(1.52)	(0.47)	—	—	—
Total distributions	(1.91)	(1.09)	(0.71)	(0.60)	(0.66)
Net asset value, end of year	$24.21	$20.71	$18.59	$21.06	$20.02

Total return[c]	26.30%	17.37%	(8.27)%	8.25%	22.67%

Ratios to average net assets
Expenses before expense reduction[d]	1.37%	1.43%	1.41%	1.40%	1.43%
Expenses net of expense reduction[d]	1.37%[e]	1.43%	1.41%	1.40%	1.42%
Expenses incurred in connection with securities sold short	—%[f]	—%	—%	—%	—%
Net investment income	1.74%	1.86%	2.13%	1.35%	1.87%

Supplemental data
Net assets, end of year (000’s)	$839,655	$653,435	$593,825	$765,304	$807,932
Portfolio turnover rate	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual European Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.79	$18.66	$21.10	$20.05	$16.76
Income from investment operations[a]:
Net investment income[b]	0.24	0.24	0.31	0.13	0.21
Net realized and unrealized gains (losses)	5.02	2.83	(2.20)	1.36	3.42
Total from investment operations	5.26	3.07	(1.89)	1.49	3.63
Less distributions from:
Net investment income	(0.28)	(0.47)	(0.55)	(0.44)	(0.34)
Net realized gains	(1.52)	(0.47)	—	—	—
Total distributions	(1.80)	(0.94)	(0.55)	(0.44)	(0.34)
Net asset value, end of year	$24.25	$20.79	$18.66	$21.10	$20.05

Total return[c]	25.44%	16.54%	(8.90)%	7.52%	21.76%

Ratios to average net assets
Expenses before expense reduction[d]	2.07%	2.13%	2.11%	2.10%	2.13%
Expenses net of expense reduction[d]	2.07%[e]	2.13%	2.11%	2.10%	2.12%
Expenses incurred in connection with securities sold short	—%[f]	—%	—%	—%	—%
Net investment income	1.04%	1.16%	1.43%	0.65%	1.17%

Supplemental data
Net assets, end of year (000’s)	$198,491	$122,438	$127,012	$171,750	$192,122
Portfolio turnover rate	39.05%	41.69%	32.60%	35.44%	58.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.55	$18.47	$21.00	$19.98	$19.36
Income from investment operations[b]:
Net investment income[c]	0.31	0.33	0.16	0.19	0.02
Net realized and unrealized gains (losses)	5.02	2.81	(1.97)	1.42	0.79
Total from investment operations	5.33	3.14	(1.81)	1.61	0.81
Less distributions from:
Net investment income	(0.41)	(0.59)	(0.72)	(0.59)	(0.19)
Net realized gains	(1.52)	(0.47)	—	—	—
Total distributions	(1.93)	(1.06)	(0.72)	(0.59)	(0.19)
Net asset value, end of year	$23.95	$20.55	$18.47	$21.00	$19.98

Total return[d]	26.05%	17.16%	(8.45)%	8.02%	4.23%

Ratios to average net assets[e]
Expenses before expense reduction[f]	1.57%	1.63%	1.61%	1.60%	1.63%
Expenses net of expense reduction[f]	1.57%[g]	1.63%	1.61%	1.60%	1.62%
Expenses incurred in connection with securities sold short	—%[h]	—%	—%	—%	—%
Net investment income	1.54%	1.66%	1.93%	1.15%	1.67%

Supplemental data
Net assets, end of year (000’s)	$133	$46	$31	$21	$5
Portfolio turnover rate	39.05%	41.69%	32.60%	35.44%	58.83%

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual European Fund

Financial Highlights (continued)

Period Ended
December 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.54
Income from investment operations[b]:
Net investment income[c]	0.28
Net realized and unrealized gains (losses)	3.95
Total from investment operations	4.23
Less distributions from:
Net investment income	(0.50)
Net realized gains	(1.52)
Total distributions	(2.02)
Net asset value, end of period	$24.75

Total return[d]	18.99%

Ratios to average net assets[e]
Expenses[f]	0.90%[g]
Expenses incurred in connection with securities sold short	—%[h]
Net investment income	2.21%

Supplemental data
Net assets, end of period (000’s)	$317,690
Portfolio turnover rate	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2013

	Country	Shares	Value
Common Stocks 90.6%
Aerospace & Defense 2.7%
Safran SA	France	1,054,339	$73,251,784
Airlines 2.7%
[a]International Consolidated Airlines Group SA	United Kingdom	11,317,920	75,209,013
Auto Components 4.0%
Continental AG	Germany	68,756	15,075,076
Pirelli & C. SpA	Italy	2,851,397	49,339,972
Valeo SA	France	406,429	44,963,833
			109,378,881
Capital Markets 0.4%
[a,b]Acquisition 1234 PLC	United Kingdom	99,875	109,153
UBS AG	Switzerland	555,452	10,535,562
			10,644,715
Commercial Banks 5.4%
Barclays PLC	United Kingdom	5,705,047	25,686,359
BNP Paribas SA	France	780,500	60,818,176
HSBC Holdings PLC	United Kingdom	4,683,760	51,370,794
Societe Generale	France	197,400	11,463,730
			149,339,059
Construction & Engineering 1.4%
FLSmidth & Co. AS	Denmark	117,468	6,413,134
Vinci SA	France	504,954	33,144,603
			39,557,737
Construction Materials 1.7%
SA des Ciments Vicat	France	630,670	46,844,273
Containers & Packaging 1.5%
Rexam PLC	United Kingdom	4,639,029	40,732,576
Diversified Financial Services 3.3%
Deutsche Boerse AG	Germany	208,394	17,256,085
[a]ING Groep NV, IDR	Netherlands	5,063,750	70,348,396
Oslo Bors VPS Holding ASA	Norway	340,000	3,419,565
			91,024,046
Diversified Telecommunication Services 4.0%
[a]Hellenic Telecommunications Organization SA	Greece	598,218	7,956,948
TDC AS	Denmark	5,555,075	53,875,091
Telenor ASA	Norway	1,147,612	27,360,587
Vivendi SA	France	781,870	20,600,477
			109,793,103
Electrical Equipment 0.2%
Alstom SA	France	172,337	6,275,886
Energy Equipment & Services 1.0%
[a]DeepOcean Group Holding BV	Netherlands	915,467	26,548,543

Annual Report | 23

Mutual European Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 3.8%
Koninklijke Ahold NV	Netherlands	186,473	$3,347,241
Metro AG	Germany	1,423,416	68,918,383
Tesco PLC	United Kingdom	5,939,249	32,890,038
			105,155,662
Hotels, Restaurants & Leisure 2.4%
Accor SA	France	1,395,346	65,831,932
Industrial Conglomerates 0.1%
Siemens AG	Germany	12,849	1,754,832
Insurance 18.3%
ACE Ltd.	United States	306,024	31,682,665
Aegon NV	Netherlands	3,831,571	36,164,974
Ageas	Belgium	1,488,339	63,361,155
Delta Lloyd NV	Netherlands	2,844,765	70,590,052
Direct Line Insurance Group PLC	United Kingdom	10,508,445	43,424,031
Lancashire Holdings Ltd.	United Kingdom	3,972,161	53,294,205
[a,c]Olympus Re Holdings Ltd.	United States	16,080	—
Resolution Ltd.	United Kingdom	6,045,990	35,425,887
RSA Insurance Group PLC	United Kingdom	23,378,035	35,411,517
[a]Storebrand ASA	Norway	7,664,955	47,897,280
UNIQA Insurance Group AG	Austria	2,769,359	35,346,060
Zurich Insurance Group AG	Switzerland	176,900	51,262,429
			503,860,255
Machinery 1.6%
[a]CNH Industrial NV (EUR Traded)	Netherlands	614,093	6,998,214
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	833,461	9,498,136
KUKA AG	Germany	588,778	27,575,872
			44,072,222
Marine 3.4%
A.P. Moeller-Maersk AS, B	Denmark	8,591	93,218,591
Media 3.4%
Reed Elsevier PLC	United Kingdom	4,156,832	61,863,642
RTL Group SA	Germany	241,477	31,165,784
			93,029,426
Metals & Mining 3.8%
Anglo American PLC	United Kingdom	1,868,671	40,852,922
[a]ThyssenKrupp AG	Germany	2,165,065	52,681,647
Voestalpine AG	Austria	232,588	11,174,973
			104,709,542
Multi-Utilities 1.1%
GDF Suez	France	1,328,614	31,241,257
Multiline Retail 1.4%
Marks & Spencer Group PLC	United Kingdom	5,304,795	38,018,061

24 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares		Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 6.0%
BG Group PLC	United Kingdom	1,678,180		$36,063,152
BP PLC	United Kingdom	3,801,931		30,732,057
[a]Cairn Energy PLC	United Kingdom	10,636,947		47,530,625
Royal Dutch Shell PLC, A	United Kingdom	1,470,255		52,388,605
				166,714,439
Pharmaceuticals 2.1%
Novartis AG	Switzerland	710,824		56,735,238
Real Estate Management & Development 0.0%†
[b]Canary Wharf Group PLC	United Kingdom	192,100		992,766
Road & Rail 2.7%
[c,d]Euro Wagon LP	Jersey Islands	16,127,149		16,886,505
FirstGroup PLC	United Kingdom	27,700,572		56,717,485
				73,603,990
Software 0.7%
SAP AG	Germany	242,918		20,819,870
Specialty Retail 5.6%
[a]Dufry AG	Switzerland	418,957		73,548,194
Kingfisher PLC	United Kingdom	9,708,475		61,829,311
WH Smith PLC	United Kingdom	1,127,716		18,683,186
				154,060,691
Tobacco 1.0%
British American Tobacco PLC	United Kingdom	526,173		28,203,653
Trading Companies & Distributors 1.1%
Rexel SA	France	1,214,332		31,861,231
Wireless Telecommunication Services 3.8%
Tele2 AB, B	Sweden	2,337,670		26,473,376
Vodafone Group PLC	United Kingdom	20,006,621		78,540,491
				105,013,867
Total Common Stocks (Cost $1,847,152,405)				2,497,497,141

		Principal Amount*
Corporate Bonds and Notes 0.3%
[e,f]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	4,212,000	EUR	6,120,945
[f]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	313,000		333,345
third lien	Italy	915,000	EUR	1,340,541
Total Corporate Bonds and Notes (Cost $7,238,620)				7,794,831

Annual Report | 25

Mutual European Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Notes in Reorganization 0.1%
[f,g] Glitnir Banki HF, senior note, 144A,
6.375%, 9/25/12	Iceland	5,000,000	$1,487,500
[h] FRN, 4.763%, 4/20/10	Iceland	5,000,000	1,487,500
Total Corporate Notes in Reorganization
(Cost $2,700,000)			2,975,000
Total Investments before Short Term Investments
(Cost $1,857,091,025)			2,508,266,972
Short Term Investments 10.1%
U.S. Government and Agency Securities 10.1%
[i]U.S. Treasury Bills,
1/02/14	United States	30,200,000	30,200,000
[j] 3/06/14	United States	40,000,000	39,996,320
3/27/14	United States	49,500,000	49,493,070
4/24/14	United States	41,000,000	40,992,825
[j] 1/09/14 – 6/26/14	United States	115,500,000	115,481,159
Total U.S. Government and Agency Securities
(Cost $276,158,044)			276,163,374
Total Investments (Cost $2,133,249,069) 101.1%			2,784,430,346
Securities Sold Short (0.4)%			(10,966,721)
Other Assets, less Liabilities (0.7)%			(18,202,111)
Net Assets 100.0%			$2,755,261,514

		Shares
[k]Securities Sold Short (Proceeds $10,578,559) (0.4)%
Common Stocks (0.4)%
Diversified Telecommunication Services (0.4)%
Verizon Communications Inc.	United States	223,173	$(10,966,721)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $1,101,919, representing 0.04% of net assets.
cSee Note 10 regarding restricted securities.
dSee Note 12 regarding holdings of 5% voting securities.
ePerpetual security with no stated maturity date.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $10,769,831, representing 0.39% of net assets.
gSee Note 8 regarding credit risk and defaulted securities.
hThe coupon rate shown represents the rate at period end.
iThe security is traded on a discount basis with no stated coupon rate.
jSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $65,889,793, representing 2.39% of net assets.
kSee Note 1(d) regarding securities sold short.

26 | Annual Report

Mutual European Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of Notional			Expiration	Unrealized	Unrealized
Description			Type	Contracts Value		Date	Appreciation	Depreciation
Currency Contracts
EUR/USD			Short	1,572	$270,934,200	3/17/14	$—	$(1,165,206)
GBP/USD			Short	1,331 137,741,863		3/17/14	—	(1,281,374)
Unrealized appreciation (depreciation)							—	(2,446,580)
Net unrealized appreciation (depreciation)								$(2,446,580)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Settlement			Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount		Date	Appreciation	Depreciation
Euro	BANT	Sell	66,185,342	$86,467,840		1/17/14	$—	$(4,569,341)
Euro	BONY	Sell	445,595	610,474		1/17/14	—	(2,437)
Euro	BBU	Sell	66,185,944	86,429,576		1/17/14	—	(4,608,432)
Euro	FBCO	Sell	2,713,880	3,626,015		1/17/14	—	(106,896)
Euro	SCBT	Sell	1,289,768	1,728,521		1/17/14	—	(45,540)
Euro	SSBT	Sell	481,080	658,089		1/17/14	—	(3,631)
British Pound	BANT	Sell	52,951,326	81,601,085		1/21/14	—	(6,068,649)
British Pound	BBU	Sell	5,440,570	8,766,740		1/21/14	—	(241,029)
British Pound	FBCO	Sell	26,965,589	43,054,834		1/21/14	—	(1,591,187)
British Pound	DBFX	Sell	19,118,618	29,056,916		1/21/14	—	(2,597,138)
British Pound	HSBC	Sell	952,561	1,524,684		1/21/14	—	(52,439)
British Pound	SCBT	Sell	6,324,905	9,988,840		1/21/14	—	(483,093)
Swiss Franc	BANT	Buy	1,410,000	1,561,151		2/12/14	20,040	—
Swiss Franc	BONY	Buy	2,032,195	2,266,443		2/12/14	20,496	(8,011)
Swiss Franc	BBU	Buy	512,870	557,056		2/12/14	18,083	—
Swiss Franc	FBCO	Buy	9,073,622	9,941,957		2/12/14	233,312	—
Swiss Franc	SCBT	Buy	2,232,230	2,450,821		2/12/14	52,429	—
Swiss Franc	BANT	Sell	125,041,344	136,275,612		2/12/14	—	(3,947,250)
Swiss Franc	BBU	Sell	1,721,997	1,923,087		2/12/14	—	(7,982)
Swiss Franc	FBCO	Sell	4,494,173	4,866,332		2/12/14	—	(173,487)
Swiss Franc	HSBC	Sell	2,408,765	2,577,829		2/12/14	—	(123,389)
Swiss Franc	SCBT	Sell	4,890,351	5,370,950		2/12/14	—	(113,148)
Danish Krone	BONY	Buy	823,023	148,647		2/14/14	3,156	—
Danish Krone	BANT	Sell	307,002,512	55,499,255		2/14/14	1,782	(1,127,477)
Danish Krone	BONY	Sell	6,266,428	1,149,951		2/14/14	750	(6,608)
Danish Krone	BBU	Sell	6,542,471	1,209,758		2/14/14	3,229	(195)
Danish Krone	SSBT	Sell	1,574,493	290,687		2/14/14	281	—
British Pound	BANT	Sell	60,184,396	94,106,489		2/19/14	—	(5,519,093)
British Pound	BBU	Sell	27,721,970	43,320,677		2/19/14	—	(2,568,583)
British Pound	FBCO	Sell	11,282,331	17,803,606		2/19/14	—	(872,477)
British Pound	DBFX	Sell	2,204,604	3,421,960		2/19/14	—	(227,407)
British Pound	HSBC	Sell	7,323,292	11,630,359		2/19/14	—	(492,172)
British Pound	SCBT	Sell	13,733,148	22,002,075		2/19/14	—	(730,942)

								Annual Report | 27

Mutual European Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Date	Appreciation	Depreciation
British Pound	SSBT	Sell	900,000	$1,397,970	2/19/14	$—	$(91,835)
Euro	BANT	Sell	16,378,963	21,769,034	2/28/14	—	(760,217)
Euro	BONY	Sell	366,686	482,253	2/28/14	—	(22,124)
Euro	BBU	Sell	54,858,993	73,092,750	2/28/14	—	(2,365,753)
Euro	FBCO	Sell	17,488,628	23,564,226	2/28/14	—	(491,369)
Euro	HSBC	Sell	54,871,883	73,161,043	2/28/14	—	(2,315,191)
Euro	SCBT	Sell	3,995,494	5,381,310	2/28/14	—	(114,489)
Euro	BANT	Buy	7,216,826	9,882,499	4/16/14	45,723	(1,490)
Euro	BONY	Buy	1,396,824	1,922,183	4/16/14	—	(854)
Euro	BBU	Buy	1,088,965	1,491,255	4/16/14	6,614	—
Euro	HSBC	Buy	1,913,099	2,619,659	4/16/14	12,770	(965)
Euro	SCBT	Buy	2,093,544	2,877,979	4/16/14	2,893	(1,206)
Euro	SSBT	Buy	657,448	904,241	4/16/14	78	—
Euro	BANT	Sell	88,731,865	120,597,696	4/16/14	—	(1,452,842)
Euro	BBU	Sell	97,649,059	132,773,914	4/16/14	—	(1,542,211)
British Pound	BANT	Sell	29,207,426	47,236,891	4/22/14	—	(1,087,458)
British Pound	BONY	Sell	1,919,671	3,076,022	4/22/14	—	(100,116)
British Pound	BBU	Sell	1,155,603	1,892,074	4/22/14	—	(19,898)
British Pound	FBCO	Sell	26,894,562	43,339,636	4/22/14	—	(1,158,027)
British Pound	HSBC	Sell	2,323,967	3,817,986	4/22/14	—	(27,070)
British Pound	SCBT	Sell	41,232,795	66,467,266	4/22/14	—	(1,753,329)
Swedish Krona	BANT	Buy	4,170,000	634,396	5/12/14	12,388	—
Swedish Krona	BANT	Sell	113,340,741	17,168,268	5/12/14	—	(411,344)
Swedish Krona	BONY	Sell	17,606,928	2,666,743	5/12/14	—	(64,163)
Swedish Krona	BBU	Sell	40,885,523	6,231,930	5/12/14	—	(109,582)
Euro	BANT	Sell	73,626,932	99,188,951	5/15/14	14,550	(2,103,136)
Euro	BONY	Sell	2,889,249	3,986,705	5/15/14	12,398	—
Euro	BBU	Sell	1,706,561	2,345,102	5/15/14	2,203	(4,561)
Euro	HSBC	Sell	3,043,746	4,191,915	5/15/14	12,929	(7,839)
Euro	SCBT	Sell	2,354,891	3,244,674	5/15/14	7,906	(2,502)
Euro	SSBT	Sell	405,762	556,081	5/15/14	—	(2,065)
British Pound	BANT	Buy	4,039,114	6,594,958	5/21/14	86,228	—
British Pound	BBU	Buy	2,998,165	4,893,924	5/21/14	65,407	—
British Pound	HSBC	Buy	2,567,521	4,189,147	5/21/14	57,845	—
Norwegian Krone	BANT	Buy	10,808,940	1,741,805	5/21/14	31,054	—
Norwegian Krone	BONY	Buy	8,461,410	1,376,869	5/21/14	10,953	—
Norwegian Krone	BANT	Sell	480,361,713	78,345,747	5/21/14	—	(442,136)
British Pound	BBU	Sell	54,841,843	88,161,005	5/21/14	—	(2,554,084)
Norwegian Krone	BBU	Sell	8,750,000	1,411,708	5/21/14	—	(23,449)
British Pound	HSBC	Sell	38,718,042	62,258,612	5/21/14	—	(1,785,746)
Unrealized appreciation (depreciation)						735,497	(57,105,084)
Net unrealized appreciation (depreciation)							$(56,369,587)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 50.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,126,966,560
Cost - Controlled affiliated issuers (Note 12)	6,282,509
Total cost of investments	$2,133,249,069
Value - Unaffiliated issuers	$2,767,543,841
Value - Controlled affiliated issuers (Note 12)	16,886,505
Total value of investments	2,784,430,346
Cash	11,898
Foreign currency, at value (cost $16,651,902)	16,637,558
Receivables:
Investment securities sold	1,142,806
Capital shares sold	13,390,252
Dividends and interest	6,563,063
Due from brokers	11,197,299
Unrealized appreciation on forward exchange contracts	735,497
Other assets	84
Total assets	2,834,108,803
Liabilities:
Payables:
Investment securities purchased	1,019,362
Capital shares redeemed	6,080,038
Management fees	1,746,304
Administrative fees	171,384
Distribution fees	707,714
Transfer agent fees	602,080
Trustees’ fees and expenses	88,937
Variation margin	107,563
Securities sold short, at value (proceeds $10,578,559)	10,966,721
Unrealized depreciation on forward exchange contracts	57,105,084
Accrued expenses and other liabilities	252,102
Total liabilities	78,847,289
Net assets, at value	$2,755,261,514
Net assets consist of:
Paid-in capital	$2,142,670,107
Distributions in excess of net investment income	(2,733,259)
Net unrealized appreciation (depreciation)	592,172,584
Accumulated net realized gain (loss)	23,152,082
Net assets, at value	$2,755,261,514

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual European Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$1,399,293,648
Shares outstanding	56,511,479
Net asset value and maximum offering price per share	$24.76
Class A:
Net assets, at value	$839,654,613
Shares outstanding	34,685,810
Net asset value per share[a]	$24.21
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.69
Class C:
Net assets, at value	$198,490,804
Shares outstanding	8,186,369
Net asset value and maximum offering price per share[a]	$24.25
Class R:
Net assets, at value	$132,728
Shares outstanding	5,543
Net asset value and maximum offering price per share	$23.95
Class R6:
Net assets, at value	$317,689,721
Shares outstanding	12,834,811
Net asset value and maximum offering price per share	$24.75

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends: (net of foreign taxes of $5,343,418)
Unaffiliated issuers	$67,537,481
Controlled affiliated issuers (Note 12)	1,131,806
Interest	521,004
Income from securities loaned	541,205
Total investment income	69,731,496
Expenses:
Management fees (Note 3a)	17,501,449
Administrative fees (Note 3b)	1,708,438
Distribution fees: (Note 3c)
Class A	2,223,922
Class B	726
Class C	1,453,178
Class R	344
Transfer agent fees: (Note 3e)
Class Z	2,026,685
Class A	1,281,069
Class B	128
Class C	246,004
Class R	112
Class R6	121
Special servicing agreement fees (Note 13)	130,953
Custodian fees (Note 4)	221,789
Reports to shareholders	118,363
Registration and filing fees	149,939
Professional fees	180,209
Trustees’ fees and expenses	55,582
Dividends on securities sold short	6,236
Other	52,239
Total expenses	27,357,486
Expense reductions (Note 4)	(564)
Net expenses	27,356,922
Net investment income	42,374,574
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	213,340,613
Foreign currency transactions	(43,286,827)
Futures contracts	(16,266,291)
Net realized gain (loss)	153,787,495
Net change in unrealized appreciation (depreciation) on:
Investments	347,463,978
Translation of other assets and liabilities denominated in foreign currencies	(10,767,218)
Net change in unrealized appreciation (depreciation)	336,696,760
Net realized and unrealized gain (loss)	490,484,255
Net increase (decrease) in net assets resulting from operations	$532,858,829

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual European Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$42,374,574	$34,680,624
Net realized gain (loss) from investments, foreign currency transactions
and futures contracts	153,787,495	175,449,463
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	336,696,760	73,994,425
Net increase (decrease) in net assets resulting from operations	532,858,829	284,124,512
Distributions to shareholders from:
Net investment income:
Class Z	(24,011,359)	(34,243,460)
Class A	(12,591,265)	(18,593,208)
Class B	—	(16,762)
Class C	(2,058,127)	(2,717,937)
Class R	(1,998)	(1,211)
Class R6	(5,884,957)	—
Net realized gains:
Class Z	(78,739,802)	(23,828,682)
Class A	(48,335,077)	(14,131,427)
Class B	—	(16,218)
Class C	(11,433,236)	(2,702,029)
Class R	(7,605)	(1,014)
Class R6	(17,974,679)	—
Total distributions to shareholders	(201,038,105)	(96,251,948)
Capital share transactions: (Note 2)
Class Z	120,739,224	28,633,900
Class A	73,155,449	(5,833,466)
Class B	(630,113)	(3,131,339)
Class C	56,172,805	(17,810,148)
Class R	80,985	11,045
Class R6	295,734,868	—
Total capital share transactions	545,253,218	1,869,992
Net increase (decrease) in net assets	877,073,942	189,742,556
Net assets:
Beginning of year	1,878,187,572	1,688,445,016
End of year	$2,755,261,514	$1,878,187,572
Distributions in excess of net investment income included in net assets:
End of year	$(2,733,259)	$(1,989,147)

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual European Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

Annual Report | 33

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market

34 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or

Annual Report | 35

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

36 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short.

Annual Report | 37

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Sold Short (continued)

The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

38 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 39

Mutual European Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2013	2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	20,746,802	$500,000,153	5,987,954	$122,427,609
Shares issued in reinvestment of
distributions	3,970,748	96,496,979	2,622,257	55,401,510
Shares redeemed[a]	(20,331,016)	(475,757,908)	(7,365,879)	(149,195,219)
Net increase (decrease)	4,386,534	$120,739,224	1,244,332	$28,633,900
Class A Shares:
Shares sold	13,679,102	$324,306,477	6,618,726	$132,551,979
Shares issued in reinvestment of
distributions	2,057,291	48,885,214	928,602	19,210,403
Shares redeemed	(12,609,582)	(300,036,242)	(7,937,505)	(157,595,848)
Net increase (decrease)	3,126,811	$73,155,449	(390,177)	$(5,833,466)
Class B Shares[b]:
Shares sold	151	$3,172	5,863	$118,713
Shares issued in reinvestment of
distributions	—	—	1,403	28,810
Shares redeemed	(29,455)	(633,285)	(167,661)	(3,278,862)
Net increase (decrease)	(29,304)	$(630,113)	(160,395)	$(3,131,339)
Class C Shares:
Shares sold	2,863,541	$68,880,536	547,006	$10,949,269
Shares issued in reinvestment of
distributions	512,117	12,189,089	237,674	4,925,285
Shares redeemed	(1,079,321)	(24,896,820)	(1,702,604)	(33,684,702)
Net increase (decrease)	2,296,337	$56,172,805	(917,924)	$(17,810,148)
Class R Shares:
Shares sold	3,841	$93,844	698	$13,869
Shares issued in reinvestment of
distributions	409	9,603	108	2,225
Shares redeemed	(937)	(22,462)	(277)	(5,049)
Net increase (decrease)	3,313	$80,985	529	$11,045
Class R6 Shares[c]:
Shares sold[a]	12,899,801	$295,926,197
Shares issued in reinvestment of
distributions	982,194	23,859,636
Shares redeemed	(1,047,184)	(24,050,965)
Net increase (decrease)	12,834,811	$295,734,868

[a]Effective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.
[c]For the period May 1, 2013 (effective date) to December 31, 2013.

40 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Annual Report | 41

Mutual European Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$360,342
CDSC retained	$13,996

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $3,554,119, of which $1,998,731 was retained by Investor Services.

f. Waiver and Expense Reimbursement

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2014. There were no expenses waived during the year ended December 31, 2013.

42 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013	$88,937
[b]Decrease in projected benefit obligation	$6,396
Benefit payments made to retired trustees	$2,612

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $25,671,875.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$61,258,224	$55,573,974
Long term capital gain	139,779,881	40,677,974
	$201,038,105	$96,251,948

Annual Report | 43

Mutual European Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,146,116,536

Unrealized appreciation	687,556,208
Unrealized depreciation	(49,242,398)
Net unrealized appreciation (depreciation)	$638,313,810

Distributable earnings - undistributed ordinary income	$1,503,578

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $969,286,818 and $787,819,700, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at December 31, 2012	—	$—
Options written	271	37,940
Options expired	—	—
Options exercised	(271)	(37,940)
Options closed	—	—
Options outstanding at December 31, 2013	—	$—

See Note 1(c) regarding derivative financial instruments.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

44 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $2,975,000, representing 0.11% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
16,127,149	Euro Wagon LP	12/08/05 - 1/02/08	$6,282,509	$16,886,505
16,080	Olympus Re Holdings Ltd.	12/19/01	1,506,391	—
	Total Restricted Securities (Value is 0.61% of Net Assets)		$7,788,900	$16,886,505

Annual Report | 45

Mutual European Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$735,497	Unrealized depreciation on	$59,551,664	[a]
	forward exchange contracts		forward exchange contracts /
Net assets consist of - net
unrealized appreciation
(depreciation)

[a]Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s
Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts			Realized	Appreciation
Not Accounted for as	Statement of		Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations		for the Year	for the Year
Foreign exchange
contracts	Net realized gain (loss) from foreign currency $(60,308,849)			$(10,981,806)
transactions and futures contracts /
Net change in unrealized appreciation
(depreciation) on translation of other
assets and liabilities denominated in foreign
currencies

For the year ended December 31, 2013, the average month end market value of derivatives repre-
sented 1.72% of average month end net assets. The average month end number of open derivative contracts for the year was 180.

At December 31, 2013, the Fund’s OTC derivative assets and liabilities are as follows:

Gross and Net Amounts of Assets and Liabilities Presented
in the Statement of Assets and Liabilities
		Assets[a]		Liabilities[a]
Derivatives
Forward Exchange Contracts		$735,497		$57,105,084

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

46 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments Instruments		Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received	Received	than zero)
Counterparty
BANT	$211,765	$(211,765)	$—	$—	$—
BBU	95,536	(95,536)	—	—	—
BONY	47,753	(47,753)	—	—	—
DBFX	—	—	—	—	—
FBCO	233,312	(233,312)	—	—	—
HSBC	83,544	(83,544)	—	—	—
SCBT	63,228	(63,228)	—	—	—
SSBT	359	(359)	—	—	—
Total	$735,497	$(735,497)	$—	$—	$—

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the
Fund's OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$27,490,433	$(211,765)	$(24,503,049)	—	$2,775,619
BBU	14,045,759	(95,536)	(12,489,383)	—	1,460,840
BONY	204,313	(47,753)	(156,560)	—	—
DBFX	2,824,545	—	(2,645,015)	—	179,530
FBCO	4,393,443	(233,312)	(3,152,685)	—	1,007,446
HSBC	4,804,811	(83,544)	(3,459,644)	—	1,261,623
SCBT	3,244,249	(63,228)	(2,632,444)	—	548,577
SSBT	97,531	(359)	—	—	97,172
Total	$57,105,084	$(735,497)	$(49,038,780)	$—	$7,330,807

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

Annual Report | 47

Mutual European Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of Shares			Number of Shares	Value at		Realized
	Held at Beginning	Gross	Gross	Held at End	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Controlled Affiliates[a]
Euro Wagon LP
(Value is 0.61% of Net Assets)	16,127,149	—	—	16,127,149	$16,886,505	$1,131,806	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the year ended December 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2013, 11.44% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global

48 | Annual Report

Mutual European Fund

Notes to Financial Statements (continued)

14. CREDIT FACILITY (continued)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Markets	$10,535,562	$—	$109,153	$10,644,715
Energy Equipment & Services	—	26,548,543	—	26,548,543
Machinery	34,574,086	9,498,136	—	44,072,222
Real Estate Management
& Development	—	—	992,766	992,766
Road & Rail	56,717,485	—	16,886,505	73,603,990
All Other Equity Investments[b]	2,341,634,905	—	—[c]	2,341,634,905
Corporate Bonds and Notes	—	7,794,831	—	7,794,831
Corporate Notes in Reorganization	—	2,975,000	—	2,975,000
Short Term Investments	276,163,374	—	—	276,163,374
Total Investments in Securities	$2,719,625,412	$46,816,510	$17,988,424	$2,784,430,346
Forward Exchange Contracts	$—	$735,497	$—	$735,497

Annual Report | 49

Mutual European Fund
Notes to Financial Statements

15. FAIR VALUE MEASUREMENTS (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
Securities Sold Short	$10,966,721	$—	$—	$10,966,721
Futures Contracts	2,446,580	—	—	2,446,580
Forward Exchange Contracts	—	57,105,084	—	57,105,084

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

16. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Counterparty			Currency	Selected Portfolio

BANT -		Bankof America N.A.	EUR - Euro	FRN	- Floating Rate Note
BBU	-	Barclays Bank PLC	GBP - British Pound	IDR	-InternationalDepositary Receipt
BONY -		Bankof New York Mellon	USD -UnitedStates Dollar
DBFX	-	Deutsche Bank AG
FBCO	-	Credit Suisse Group AG
HSBC -		HSBC Bank USA, N.A.
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust Co., N.A.

50 | Annual Report

Mutual European Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual European Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual European Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2014

Annual Report | 51

Mutual European Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $139,779,881 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $16,701,723 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $58,538,839 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax	Foreign Source	Foreign Qualified
Class	Paid Per Share	Income Per Share	Dividends Per Share
Class Z	$0.0467	$0.5235	$0.4185
Class A	$0.0467	$0.4683	$0.3744
Class C	$0.0467	$0.3785	$0.3025
Class R	$0.0467	$0.4833	$0.3864
Class R6	$0.0467	$0.5540	$0.4429

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

52 | Annual Report

Mutual European Fund

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 53

Mutual European Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

54 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 55

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

56 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 57

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

58 | Annual Report

Mutual European Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

**Annual Report and Shareholder Letter**

# Mutual European Fund

**Investment Manager**
Franklin Mutual Advisers, LLC

**Distributor**
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

**Shareholder Services**
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.

478 A 02/14

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

SECTOR

# Mutual Financial Services Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	19	Registered Public
		Mutual Financial
						Accounting Firm	50
		Services Fund	6	Financial Statements	28
						Tax Information	51
		Performance Summary	12	Notes to Financial
				Statements	32	Board Members and Officers	53
		Your Fund’s Expenses	17
						Shareholder Information	58

Annual Report

Mutual Financial Services Fund

Your Fund’s Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a
gain or loss when you sell your
shares. Current performance may
differ from figures shown. Please
visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

6 | Annual Report

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual Financial Services Fund – Class Z posted a +25.67% cumulative total return for the 12 months under review. For comparison, the Fund’s narrow benchmark, the Standard & Poor’s 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index, generated a +35.63% total return.1 For the same period, the Fund’s broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +32.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing market recovery, evidenced by increased new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

Annual Report | 7

What is return on equity?
Return on equity is an amount,
expressed as a percentage, earned on a
company’s common stock investment for
a given period. Return on equity tells
common shareholders how effectually
their money is being employed.
Comparing percentages for current and
prior periods also reveals trends, and
comparison with industry composites
reveals how well a company is holding
its own against its competitors.

What is meant by “hedge”?
To hedge a position is to seek to
reduce the risk of adverse price
movements in an asset. Normally, a
hedge is implemented as an offsetting
position in a related security, such as
a currency forward contract.

What is a currency forward
contract?
A currency forward contract, also
called a “currency forward,” is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund investments increased in value during the 12-month period. Three of the top contributors were insurers CNO Financial Group, Protector Forsikring and MetLife.

CNO Financial is a diversified life insurance company with a focus on serving the less affluent senior and middle-income U.S. markets. CNO stock performed well during the period as restructuring efforts led to an increase in profitability. CNO Financial completed a debt recapitalization plan, lowering its interest costs and improving its capital structure. Amid these efforts, CNO Financial generated significant cash flow, which was used to create shareholder value throughout the year through dividends, buybacks and a debt restructuring.

Norwegian insurer Protector Forsikring reported impressive growth in premiums and improved underwriting margins, which drove earnings forecasts higher and supported the stock’s positive performance during the year. The company’s strong Nordic franchise has allowed it to increase prices, resulting in improved underwriting margins and a higher return on equity. Strong operational performance, in our view, also contributed further stability to the firm’s attractive dividend payment moving into 2014.

MetLife shares appreciated during the period under review owing to solid quarterly results and a dividend increase. In the first half of the year, the U.S.-based life insurer reported better-than-expected earnings and an improvement in margins. In April, the company raised its quarterly dividend 49%, representing the company’s first increase since 2007. Efforts to rationalize capital allocation policies by shifting from capital-intensive to more capital-efficient businesses drove operational results while diversifying the company’s risk

8 | Annual Report

profile. At period-end, the company’s balance sheet remained strong and significant excess capital presented the potential for increased returns to shareholders, in our view.

During the period under review, some of the Fund’s investments negatively affected performance. These included U.K.-headquartered RSA Insurance Group, U.S. bank holding company Bond Street Holdings and U.K.-based F&C Asset Management.

After cutting its dividend early in 2013, RSA Insurance Group suffered substantial weather-related losses, which precluded the company from achieving its annual return on equity target. RSA’s share price came under additional pressure in November when the company announced it would suspend the chief executive officer, chief financial officer and claims director of its Irish unit amid an investigation into aggressive reserve accounting practices.

Although our investment in Bond Street Holdings declined in value for the period, the group reported positive operating results during the year, led by solid loan growth in its portfolio of Floridian community and commercial banks. However, its net interest margin (NIM) came under pressure as the persistently low interest rate environment meant new loans came in at lower yields while older, higher yielding loans have gradually run off the balance sheet. NIM is a profitability measure relating the difference between interest income earned on a bank’s assets and interest paid on its liabilities. The Miami-based holding company has been able to reduce costs, primarily in integration, professional and credit-related expenses and at period-end, we believed the company continued to make progress toward reaching a healthy level of profitability.

F&C Asset Management was under pressure in 2013 as investor focus shifted away from its ongoing corporate restructuring toward management’s ability to retain key institutional asset management mandates that are up for renewal over the next few years. Investors wanted to see further evidence that the company’s organic asset gathering efforts can be successful. Although redemptions will hurt future revenues and create some uncertainty regarding F&C’s prospects, the amount of outflows by key institutional customers has so far been modest, in our view. In addition, at period-end, we believed F&C’s organic asset gathering prospects were gaining positive momentum.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a futures contract?

A futures contract, also called a “future,” is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Annual Report | 9

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
ACE Ltd.	3.3%
Insurance, U.S.
Protector Forsikring ASA	3.3%
Insurance, Norway
PartnerRe Ltd.	2.7%
Insurance, Bermuda
CNO Financial Group Inc.	2.7%
Insurance, U.S.
ING Groep NV, IDR	2.6%

Diversified Financial Services, Netherlands
Resolution Ltd.	2.6%
Insurance, U.K.
Catlin Group Ltd.	2.5%
Insurance, U.K.
Hana Financial Group Inc.	2.3%
Commercial Banks, South Korea
MetLife Inc.	2.2%
Insurance, U.S.
Oslo Bors VPS Holding ASA	2.1%
Diversified Financial Services, Norway

Thank you for your continued participation in Mutual Financial Services Fund.

We look forward to continuing to serve your investment needs.

Mutual Financial Services Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Andrew Sleeman has been portfolio manager for Mutual Financial Services Fund since
2009. He has also been a co-portfolio manager for Mutual International Fund since 2009.
Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with
Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton
Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and
South Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt assumed assistant portfolio manager responsibilities for Mutual Financial
Services Fund in December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC
Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry and managed the PaineWebber Financial Services Fund.

Annual Report | 11

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class Z (Symbol: TEFAX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.31	$16.90	$13.59
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1748
Class A (Symbol: TFSIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.32	$16.96	$13.64
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1300
Class C (Symbol: TMFSX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	3.31	$16.92	$13.61
Distributions (1/1/13–12/31/13)
Dividend Income	$0.0225
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	1.99	$16.88	$14.89
Distributions (5/1/13–12/31/13)
Dividend Income	$0.2072

12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.67%	+	77.26%	+	53.21%
Average Annual Total Return[2]		+	25.67%	+	12.13%	+	4.36%
Value of $10,000 Investment[3]			$12,567		$17,726		$15,321
Total Annual Operating Expenses[4]	1.24%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.32%	+	74.64%	+	48.64%
Average Annual Total Return[2]		+	18.13%	+	10.48%	+	3.43%
Value of $10,000 Investment[3]			$11,813		$16,461		$14,006
Total Annual Operating Expenses[4]	1.54%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.50%	+	68.53%	+	38.70%
Average Annual Total Return[2]		+	23.50%	+	11.00%	+	3.33%
Value of $10,000 Investment[3]			$12,350		$16,853		$13,870
Total Annual Operating Expenses[4]	2.24%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	14.86%
Aggregate Total Return[5]						+	14.86%
Value of $10,000 Investment[3]							$11,486
Total Annual Operating Expenses[4]	0.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class Z	12/31/13
1-Year	+25.67%
5-Year	+12.13%
10-Year	+4.36%

Class Z (1/1/04–12/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
1/04
12/05
12/07
12/09
12/11
12/13
$20,430
$15,321
$9,746
Mutual Financial Services Fund
S&P 500 Index[4]
S&P 500 Financials Index[4]

Average Annual Total Return

Class A	12/31/13
1-Year	+18.13%
5-Year	+10.48%
10-Year	+3.43%

Class A (1/1/04–12/31/13)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,430
$14,006
$9,746

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Financial Services Fund			S&P 500 Index [6]	S&P 500 Financials Index[6]

14 | Annual Report

Annual Report | 15

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
6. Source: © 2014 Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Financials Index is market capitalization weighted and consists of all financial stocks in the S&P 500 Index.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,134.80	$6.13
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
Class A
Actual	$1,000	$1,133.50	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.32
Class C
Actual	$1,000	$1,129.60	$11.49
Hypothetical (5% return before expenses)	$1,000	$1,014.42	$10.87
Class R6
Actual	$1,000	$1,135.60	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.14%; A: 1.44%; C: 2.14%; and R6: 0.96%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

Mutual Financial Services Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.59	$11.53	$13.01	$12.05	$10.80
Income from investment operations[a]:
Net investment income[b]	0.24	0.20	0.28	0.26	0.15 [c]
Net realized and unrealized gains (losses)	3.24	2.09	(1.48)	1.27	1.44
Total from investment operations	3.48	2.29	(1.20)	1.53	1.59
Less distributions from net investment income	(0.17)	(0.23)	(0.28)	(0.57)	(0.34)
Net asset value, end of year	$16.90	$13.59	$11.53	$13.01	$12.05

Total return	25.67%	19.98%	(9.26)%	12.84%	14.82%

Ratios to average net assets
Expenses before expense reduction[d]	1.16%	1.24%	1.24%	1.28%	1.26%
Expenses net of expense reduction[d]	1.16%[e]	1.24%	1.24%	1.28%	1.25%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[f]
Net investment income	1.51%	1.56%	2.22%	2.07%	1.24%[c]

Supplemental data
Net assets, end of year (000’s)	$105,279	$86,519	$80,105	$97,487	$99,610
Portfolio turnover rate	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%.
dIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual Financial Services Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.64	$11.57	$13.05	$12.09	$10.83
Income from investment operations[a]:
Net investment income[b]	0.19	0.16	0.25	0.22	0.11 [c]
Net realized and unrealized gains (losses)	3.26	2.10	(1.49)	1.27	1.46
Total from investment operations	3.45	2.26	(1.24)	1.49	1.57
Less distributions from net investment income	(0.13)	(0.19)	(0.24)	(0.53)	(0.31)
Net asset value, end of year	$16.96	$13.64	$11.57	$13.05	$12.09

Total return[d]	25.32%	19.55%	(9.49)%	12.45%	14.53%

Ratios to average net assets
Expenses before expense reduction[e]	1.46%	1.54%	1.54%	1.58%	1.55%
Expenses net of expense reduction[e]	1.46%[f]	1.54%	1.54%	1.58%	1.54%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[g]
Net investment income	1.21%	1.26%	1.92%	1.77%	0.95%[c]

Supplemental data
Net assets, end of year (000’s)	$240,529	$184,681	$173,167	$226,172	$245,251
Portfolio turnover rate	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.61	$11.55	$13.01	$12.05	$10.80
Income from investment operations[a]:
Net investment income[b]	0.08	0.07	0.16	0.13	0.03 [c]
Net realized and unrealized gains (losses)	3.25	2.08	(1.48)	1.26	1.44
Total from investment operations	3.33	2.15	(1.32)	1.39	1.47
Less distributions from net investment income	(0.02)	(0.09)	(0.14)	(0.43)	(0.22)
Net asset value, end of year	$16.92	$13.61	$11.55	$13.01	$12.05

Total return[d]	24.50%	18.67%	(10.13)%	11.69%	13.64%

Ratios to average net assets
Expenses before expense reduction[e]	2.16%	2.24%	2.24%	2.28%	2.26%
Expenses net of expense reduction[e]	2.16%[f]	2.24%	2.24%	2.28%	2.25%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[g]
Net investment income	0.51%	0.56%	1.22%	1.07%	0.24%[c]

Supplemental data
Net assets, end of year (000’s)	$86,370	$69,046	$68,324	$89,989	$97,404
Portfolio turnover rate	25.73%	12.65%	23.58%	35.37%	81.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Financial Services Fund

Financial Highlights (continued)

Period Ended
December 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.89
Income from investment operations[b]:
Net investment income[c]	0.13
Net realized and unrealized gains (losses)	2.07
Total from investment operations	2.20
Less distributions from net investment income	(0.21)
Net asset value, end of period	$16.88

Total return[d]	14.86%

Ratios to average net assets[e]
Expenses before waiver, payment by affiliates and expense reduction	2.18%
Expenses net of waiver, payment by affiliates and expense reduction	0.97%[f]
Net investment income	1.70%

Supplemental data
Net assets, end of period (000’s)	$6
Portfolio turnover rate	25.73%

aFor the May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2013

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests 90.3%
Capital Markets 3.8%
[a,b]Acquisition 1234 PLC	United Kingdom	18,057	$19,734
[a]China Cinda Asset Management Co. Ltd., H	China	195,507	121,525
China Everbright Ltd.	Hong Kong	3,014,000	4,773,053
F&C Asset Management PLC	United Kingdom	1,163,275	1,769,276
Morgan Stanley	United States	184,390	5,782,470
Sun Hung Kai & Co. Ltd.	Hong Kong	7,457,704	4,154,737
			16,620,795
Commercial Banks 23.5%
[a,c]AB&T Financial Corp.	United States	226,100	122,094
Aozora Bank Ltd.	Japan	2,950,341	8,349,493
[a,d]The Bankshares Inc.	United States	456,903	2,178,966
Barclays PLC	United Kingdom	888,492	4,000,339
BB&T Corp.	United States	85,130	3,177,052
[a,e]Bond Street Holdings LLC, A, 144A	United States	286,469	4,297,035
[a]Capital Bank Financial Corp., A	United States	42,649	970,265
[a,e]Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	3,481,228
CIT Group Inc.	United States	138,480	7,218,962
Columbia Banking System Inc.	United States	178,332	4,905,913
[a,d]Columbia Banking System Inc., wts., C, 10/23/16	United States	8,117	1,535,525
[a,d]First Southern Bancorp Inc.	United States	110,792	534,040
Guaranty Bancorp	United States	266,761	3,747,992
Hana Financial Group Inc.	South Korea	243,313	10,117,636
HSBC Holdings PLC	United Kingdom	561,180	6,154,940
KB Financial Group Inc.	South Korea	178,863	7,158,078
PNC Financial Services Group Inc.	United States	78,520	6,091,582
Southern National Bancorp of Virginia Inc.	United States	547,560	5,481,076
State Bank Financial Corp.	United States	137,860	2,507,673
SunTrust Banks Inc.	United States	209,110	7,697,339
Wells Fargo & Co.	United States	186,280	8,457,112
Woori Finance Holdings Co. Ltd.	South Korea	262,880	3,311,756
			101,496,096
Consumer Finance 1.1%
[a]Comdisco Holding Co. Inc.	United States	103	556
Samsung Card Co. Ltd.	South Korea	130,850	4,635,477
			4,636,033
Diversified Financial Services 9.6%
Citigroup Inc.	United States	65,609	3,418,885
Deutsche Boerse AG	Germany	33,107	2,741,428
First Pacific Co. Ltd.	Hong Kong	7,714,902	8,775,131
[a]ING Groep NV, IDR	Netherlands	802,283	11,145,756
JPMorgan Chase & Co.	United States	108,420	6,340,402
Oslo Bors VPS Holding ASA	Norway	911,000	9,162,421
			41,584,023
Industrial Conglomerates 0.9%
Shanghai Industrial Holdings Ltd.	China	1,039,000	3,805,296

Annual Report | 23

Mutual Financial Services Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Insurance 49.6%
ACE Ltd.	United States	139,770	$14,470,388
Aegon NV	Netherlands	637,658	6,018,650
Ageas	Belgium	208,183	8,862,709
[a]Alleghany Corp.	United States	12,747	5,098,290
American International Group Inc.	United States	154,888	7,907,032
Argo Group International Holdings Ltd.	United States	105,712	4,914,551
Catlin Group Ltd.	United Kingdom	1,109,668	10,671,277
China Pacific Insurance (Group) Co. Ltd., H	China	1,561,940	6,123,399
CNO Financial Group Inc.	United States	654,910	11,585,358
Delta Lloyd NV	Netherlands	318,343	7,899,369
Direct Line Insurance Group PLC	United Kingdom	2,119,159	8,756,998
[a]Enstar Group Ltd.	United States	65,199	9,056,793
[a,d]Imagine Group Holdings Ltd.	Bermuda	68,631	501,418
Korean Reinsurance Co.	South Korea	600,118	6,508,656
Lancashire Holdings Ltd.	United Kingdom	431,280	5,786,454
Maiden Holdings Ltd.	United States	496,740	5,429,368
MetLife Inc.	United States	177,140	9,551,389
[a,d]Olympus Re Holdings Ltd.	United States	7,480	—
PartnerRe Ltd.	Bermuda	112,420	11,852,441
PICC Property and Casualty Co. Ltd., H	China	2,116,029	3,138,153
[c]Protector Forsikring ASA	Norway	4,479,410	14,180,256
RenaissanceRe Holdings Ltd.	United States	42,200	4,107,748
Resolution Ltd.	United Kingdom	1,898,597	11,124,643
RSA Insurance Group PLC	United Kingdom	3,892,653	5,896,336
[a]Storebrand ASA	Norway	1,200,174	7,499,727
UNIQA Insurance Group AG	Austria	564,365	7,203,139
Validus Holdings Ltd.	Bermuda	119,914	4,831,335
White Mountains Insurance Group Ltd.	United States	12,068	7,277,969
Zurich Insurance Group AG	Switzerland	28,050	8,128,384
			214,382,230
Real Estate Management & Development 0.6%
[a]Dolphin Capital Investors Ltd.	Virgin Islands (British)	3,979,650	2,586,537

Thrifts & Mortgage Finance 1.2%
Cape Bancorp Inc.	United States	264,663	2,688,976
Westfield Financial Inc.	United States	319,620	2,384,365
			5,073,341
Total Common Stocks and Other Equity Interests
(Cost $306,650,783)			390,184,351
Convertible Preferred Stocks 0.1%
Commercial Banks 0.1%
Columbia Banking System Inc., cvt. pfd., B	United States	1,224	392,483
[a,d]First Southern Bancorp Inc., cvt. pfd., C	United States	190	354,700
Total Convertible Preferred Stocks
(Cost $312,400)			747,183

24 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Units/Warrants	Value
Preferred Stocks 1.1%
Diversified Financial Services 1.1%
[a,d]Hightower Holding LLC, pfd., A	United States	3,000,000	$2,859,000
[a,d]Hightower Holding LLC, pfd., A, Series 2	United States	968,000	1,841,233
Total Preferred Stocks (Cost $4,782,324)			4,700,233

		Principal Amount*
Corporate Bonds (Cost $1,158,755) 0.3%
[e,f]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	816,000 EUR	1,185,824

		Shares
Companies in Liquidation 0.8%
[a,d]FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
[a,g]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	3,494,746
Total Companies in Liquidation (Cost $3,483,802)			3,494,746
Total Investments before Short Term Investments
(Cost $316,388,064)			400,312,337

		Principal Amount*
Short Term Investments 7.2%
U.S. Government and Agency Securities 7.2%
[h]U.S. Treasury Bills,
1/02/14	United States	12,100,000	12,100,000
[i]1/09/14 - 4/24/14	United States	13,000,000	12,998,821
6/26/14	United States	6,000,000	5,997,666
Total U.S. Government and Agency Securities
(Cost $31,096,035)			31,096,487
Total Investments (Cost $347,484,099) 99.8%			431,408,824
Other Assets, less Liabilities 0.2%			774,895
Net Assets 100.0%			$432,183,719

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the value of this security was $19,734, representing less than
0.01% of net assets.
cSee Note 10 regarding holdings of 5% voting securities.
dSee Note 8 regarding restricted securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $8,964,087, representing 2.07% of net assets.
fPerpetual security with no stated maturity date.
gBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
hThe security is traded on a discount basis with no stated coupon rate.
iSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $3,557,045, representing 0.82% of net assets.

Annual Report | 25

Mutual Financial Services Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

				Number of	Notional	Expiration	Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD			Short	47	$8,100,450	3/17/14	$—	$(34,571)
GBP/USD			Short	93	9,624,338	3/17/14	—	(89,156)
Unrealized appreciation (depreciation)							—	(123,727)
Net unrealized appreciation (depreciation)								$(123,727)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

						Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type			Quantity	Contract Amount	Date	Appreciation Depreciation
Euro	BANT	Sell		2,082,256	$2,720,363	1/17/14	$—	$(143,756)
Euro	BBU	Sell		2,082,272	2,719,156	1/17/14	—	(144,986)
Euro	FBCO	Sell		239,515	320,125	1/17/14	—	(9,325)
Euro	DBFX	Sell		131,394	173,450	1/17/14	—	(7,282)
Euro	SCBT	Sell		63,611	84,360	1/17/14	—	(3,135)
British Pound	BANT	Sell		2,981,970	4,540,279	1/21/14	—	(396,869)
British Pound	FBCO	Sell		1,004,216	1,606,055	1/21/14	—	(56,591)
British Pound	DBFX	Sell		1,575,519	2,391,795	1/21/14	—	(216,739)
British Pound	HSBC	Sell		142,796	229,079	1/21/14	—	(7,343)
British Pound	SCBT	Sell		37,518	59,882	1/21/14	—	(2,236)
British Pound	SSBT	Sell		940,000	1,517,329	1/21/14	—	(38,997)
Japanese Yen	BONY	Buy	29,200,000		299,038	1/22/14	—	(21,704)
Japanese Yen	FBCO	Buy	58,946,490		601,409	1/22/14	—	(41,551)
Japanese Yen	DBFX	Buy	12,000,000		124,660	1/22/14	—	(10,687)
Japanese Yen	HSBC	Buy	29,599,765		300,667	1/22/14	—	(19,536)
Japanese Yen	BONY	Sell	38,300,000		385,859	1/22/14	22,096	—
Japanese Yen	FBCO	Sell	932,293,434		9,277,659	1/22/14	422,978	—
South Korean Won	BANT	Buy	766,773,929		716,933	2/12/14	7,289	—
South Korean Won	FBCO	Buy	703,434,120		655,699	2/12/14	8,698	—
South Korean Won	HSBC	Buy	2,492,813,398		2,295,135	2/12/14	60,251	(909)
Swiss Franc	BBU	Buy		67,560	73,381	2/12/14	2,382	—
Swiss Franc	FBCO	Buy		2,888,873	3,195,987	2/12/14	43,629	—
South Korean Won	BANT	Sell	6,024,622,910		5,365,014	2/12/14	—	(325,276)
Swiss Franc	BANT	Sell		2,765,865	3,013,707	2/12/14	—	(87,966)
South Korean Won	FBCO	Sell	14,155,766,283		12,658,937	2/12/14	—	(711,264)
Swiss Franc	FBCO	Sell		139,843	150,171	2/12/14	—	(6,650)
South Korean Won	DBFX	Sell	11,237,045,759		10,006,130	2/12/14	—	(607,322)
South Korean Won	HSBC	Sell	6,009,070,166		5,515,738	2/12/14	3,764	(163,626)
Swiss Franc	HSBC	Sell		16,827	17,962	2/12/14	—	(908)
Swiss Franc	SCBT	Sell		33,898	36,522	2/12/14	—	(1,492)
British Pound	BANT	Sell		4,174,249	6,487,873	2/19/14	—	(421,924)
British Pound	BBU	Sell		2,127,777	3,311,827	2/19/14	—	(210,365)
Euro	SCBT	Buy		823,379	1,128,038	2/28/14	4,519	—

26 | Annual Report

Mutual Financial Services Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount	Date	Appreciation Depreciation
Euro	BANT	Sell	175,548	$231,680	2/28/14	$—	$(9,786)
Euro	BONY	Sell	78,222	102,875	2/28/14	—	(4,719)
Euro	BBU	Sell	1,190,458	1,586,136	2/28/14	—	(51,338)
Euro	FBCO	Sell	4,692,559	6,350,868	2/28/14	—	(103,744)
Euro	HSBC	Sell	1,287,960	1,718,679	2/28/14	—	(52,909)
Euro	SCBT	Sell	48,757	64,764	2/28/14	—	(2,301)
Euro	BANT	Buy	121,607	167,242	4/16/14	99	(70)
Euro	BONY	Buy	65,978	90,793	4/16/14	—	(40)
Euro	BBU	Buy	30,753	42,274	4/16/14	27	—
Euro	HSBC	Buy	160,215	220,477	4/16/14	41	(143)
Euro	SCBT	Buy	121,572	167,048	4/16/14	231	(57)
Euro	SSBT	Buy	72,763	100,114	4/16/14	4	(32)
Euro	BANT	Sell	1,648,947	2,241,125	4/16/14	—	(26,999)
Euro	BBU	Sell	1,814,660	2,467,403	4/16/14	—	(28,660)
British Pound	BANT	Sell	2,148,823	3,478,289	4/22/14	—	(76,987)
British Pound	FBCO	Sell	1,707,959	2,753,230	4/22/14	—	(72,627)
British Pound	HSBC	Sell	105,914	174,657	4/22/14	—	(580)
British Pound	SCBT	Sell	2,988,927	4,818,150	4/22/14	—	(127,097)
Euro	BANT	Sell	7,291,010	9,811,241	5/15/14	—	(217,909)
Euro	BONY	Sell	400,000	541,696	5/19/14	—	(8,527)
Euro	SCBT	Sell	232,558	313,932	5/19/14	—	(5,964)
British Pound	BANT	Buy	2,106,559	3,458,392	5/21/14	26,113	—
British Pound	BBU	Buy	282,961	461,605	5/21/14	6,447	—
British Pound	HSBC	Buy	198,592	323,725	5/21/14	4,770	—
Norwegian Krone	BANT	Buy	1,374,782	222,439	5/21/14	3,050	—
Norwegian Krone	BONY	Buy	325,000	52,670	5/21/14	636	—
Norwegian Krone	BBU	Buy	5,318,900	854,740	5/21/14	17,653	—
Norwegian Krone	BANT	Sell	188,650,175	30,768,474	5/21/14	—	(173,517)
British Pound	BBU	Sell	4,056,465	6,520,970	5/21/14	—	(188,917)
British Pound	HSBC	Sell	2,863,841	4,605,056	5/21/14	—	(132,084)
Unrealized appreciation (depreciation)						634,677	(4,943,446)
Net unrealized appreciation (depreciation)							$(4,308,769)

[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 49.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Mutual Financial Services Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$335,208,177
Cost - Non-controlled affiliated issuers (Note 10)	12,275,922
Total cost of investments	$347,484,099
Value - Unaffiliated issuers	$417,106,474
Value - Non-controlled affiliated issuers (Note 10)	14,302,350
Total value of investments	431,408,824
Cash	38,610
Foreign currency, at value (cost $6,016,261)	6,009,642
Receivables:
Capital shares sold	449,278
Dividends and interest	378,567
Unrealized appreciation on forward exchange contracts	634,677
Other assets	150,862
Total assets	439,070,460
Liabilities:
Payables:
Capital shares redeemed	1,058,407
Management fees	288,964
Administrative fees	27,524
Distribution fees	260,437
Transfer agent fees	133,464
Trustees’ fees and expenses	22,791
Variation margin	18,513
Unrealized depreciation on forward exchange contracts	4,943,446
Accrued expenses and other liabilities	133,195
Total liabilities	6,886,741
Net assets, at value	$432,183,719
Net assets consist of:
Paid-in capital	$562,611,056
Undistributed net investment income	1,155,140
Net unrealized appreciation (depreciation)	79,488,676
Accumulated net realized gain (loss)	(211,071,153)
Net assets, at value	$432,183,719

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$105,279,196
Shares outstanding	6,230,577
Net asset value and maximum offering price per share	$16.90
Class A:
Net assets, at value	$240,528,945
Shares outstanding	14,186,173
Net asset value per share[a]	$16.96
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.99
Class C:
Net assets, at value	$86,369,907
Shares outstanding	5,105,334
Net asset value and maximum offering price per share[a]	$16.92
Class R6:
Net assets, at value	$5,671
Shares outstanding	336
Net asset value and maximum offering price per share	$16.88

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual Financial Services Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends: (net of foreign taxes of $741,191)
Unaffiliated issuers	$9,329,195
Non-controlled affiliated issuers (Note 10)	686,027
Interest	404,754
Income from securities loaned	85,529
Total investment income	10,505,505
Expenses:
Management fees (Note 3a)	3,142,524
Administrative fees (Note 3b)	299,545
Distribution fees: (Note 3c)
Class A	645,477
Class B	470
Class C	786,074
Transfer agent fees: (Note 3e)
Class Z	198,349
Class A	437,246
Class B	102
Class C	158,782
Class R6	44
Custodian fees (Note 4)	34,390
Reports to shareholders	80,573
Registration and filing fees	74,195
Professional fees	106,872
Trustees’ fees and expenses	10,626
Other	16,068
Total expenses	5,991,337
Expense reductions (Note 4)	(219)
Expenses waived/paid by affiliates (Note 3f)	(43)
Net expenses	5,991,075
Net investment income	4,514,430
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,024,642
Foreign currency transactions	1,025,499
Futures contracts	(470,825)
Net realized gain (loss)	10,579,316
Net change in unrealized appreciation (depreciation) on:
Investments	73,855,058
Translation of other assets and liabilities denominated in foreign currencies	(1,982,190)
Net change in unrealized appreciation (depreciation)	71,872,868
Net realized and unrealized gain (loss)	82,452,184
Net increase (decrease) in net assets resulting from operations	$86,966,614

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Financial Services Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$4,514,430	$4,005,426
Net realized gain (loss) from investments, foreign currency transactions and futures contracts	10,579,316	14,653,384
Net change in unrealized appreciation (depreciation) on investments and translation
of other assets and liabilities denominated in foreign currencies	71,872,868	40,432,930
Net increase (decrease) in net assets resulting from operations	86,966,614	59,091,740
Distributions to shareholders from:
Net investment income:
Class Z	(1,085,169)	(1,463,197)
Class A	(1,840,120)	(2,589,323)
Class B	—	(2,287)
Class C	(118,179)	(490,530)
Class R6	(70)	—
Total distributions to shareholders	(3,043,538)	(4,545,337)
Capital share transactions: (Note 2)
Class Z	(2,248,625)	(7,268,399)
Class A	9,777,938	(17,774,465)
Class B	(374,083)	(1,633,368)
Class C	503,579	(10,673,792)
Class R6	5,000	—
Total capital share transactions	7,663,809	(37,350,024)
Net increase (decrease) in net assets	91,586,885	17,196,379
Net assets:
Beginning of year	340,596,834	323,400,455
End of year	$432,183,719	$340,596,834
Undistributed net investment income included in net assets:
End of year	$1,155,140	$1,566,225

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual Financial Services Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

32 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 33

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

34 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a coun-terparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

Annual Report | 35

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included

36 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2013	2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	688,935	$10,392,063	1,024,689	$13,275,422
Shares issued in reinvestment
of distributions	57,352	946,286	96,383	1,304,659
Shares redeemed	(883,206)	(13,586,974)	(1,703,585)	(21,848,480)
Net increase (decrease)	(136,919)	$(2,248,625)	(582,513)	$(7,268,399)
Class A Shares:
Shares sold	3,661,594	$56,607,499	2,053,865	$26,219,145
Shares issued in reinvestment
of distributions	107,325	1,772,519	183,716	2,490,728
Shares redeemed	(3,124,833)	(48,602,080)	(3,664,473)	(46,484,338)
Net increase (decrease)	644,086	$9,777,938	(1,426,892)	$(17,774,465)
Class B Shares[a]:
Shares sold	54	$759	2,961	$36,601
Shares issued in reinvestment
of distributions	—	—	166	2,141
Shares redeemed	(25,977)	(374,842)	(134,684)	(1,672,110)
Net increase (decrease)	(25,923)	$(374,083)	(131,557)	$(1,633,368)
Class C Shares:
Shares sold	1,115,744	$17,176,940	393,032	$4,966,381
Shares issued in reinvestment
of distributions	7,101	111,402	34,214	457,649
Shares redeemed	(1,088,960)	(16,784,763)	(1,271,876)	(16,097,822)
Net increase (decrease)	33,885	$503,579	(844,630)	$(10,673,792)
Class R6 Shares[b]:
Shares sold	336	$5,000

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

| Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

Annual Report | 39

Mutual Financial Services Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$84,242
CDSC retained	$5,405

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $794,523, of which $438,183 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees of the Fund do not exceed 0.01% until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

40 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013		$22,791
[b]Decrease in projected benefit obligation		$656
Benefit payments made to retired trustees		$468
[a]The projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
[b]The decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016		$105,848,544
2017		73,527,713
2018		31,091,133
Capital loss carryforwards not subject to expiration:
Short term		3,334,336
Long term		1,454,330
Total capital loss carryforwards		$215,256,056

During the year ended December 31, 2013, the Fund utilized $9,458,122 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary
income	$3,043,538	$4,545,337

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:
Cost of investments		$347,991,428
Unrealized appreciation		$119,588,802
Unrealized depreciation		(36,171,406)
Net unrealized appreciation (depreciation)		$83,417,396
Distributable earnings – undistributed ordinary income		$1,286,493

Annual Report | 41

Mutual Financial Services Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $97,248,809 and $91,708,923, respectively.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares/Warrants	Issuer	Dates	Cost	Value
456,903	The Bankshares Inc.	3/22/07	$4,569,030	$2,178,966
8,117	[a]Columbia Banking System Inc.,
	wts., C, 10/23/16	10/23/09	—	1,535,525
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
110,792	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,337,711	534,040
190	First Southern Bancorp Inc.,
	cvt. pfd., C	1/27/10 - 7/07/10	190,000	354,700
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	2,859,000
968,000	Hightower Holding LLC, pfd., A,
	Series 2	6/10/10 - 5/10/12	2,420,000	1,841,233
68,631	Imagine Group Holdings Ltd.	8/31/04	702,884	501,418
7,480	Olympus Re Holdings Ltd.	12/19/01	700,734	—
	Total Restricted Securities (Value is 2.27% of Net Assets)		$13,282,683	$9,804,882

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $5,298,396 as of December 31, 2013.

42 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$634,677	Unrealized depreciation on	$5,067,173	[a]
	forward exchange contracts		forward exchange contracts /
Net assets consist of - net
unrealized appreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

		Realized	Change in
Derivative Contracts	Statement of	Gain (Loss)	Unrealized Appreciation
Not Accounted for as	Operations	for the	(Depreciation) for
Hedging Instruments	Locations	Year	the Year
Foreign exchange contracts	Net realized gain (loss) from foreign	$1,635,632	$(1,989,732)
currency transactions and futures
contracts / Net change in
unrealized appreciation
(depreciation) on translation
of other assets and liabilities
denominated in foreign currencies

For the year ended December 31, 2013, the average month end fair value of derivatives represented 0.97% of average month end net assets. The average month end number of open derivative contracts for the year was 121.

At December 31, 2013, the Fund’s OTC derivative assets and liabilities are as follows:and Net

	Gross and Net Amounts of Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$634,677	$4,943,446

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Annual Report | 43

Mutual Financial Services Fund

Notes to Financial Statements (continued)

9. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Received	Received	than zero)
Counterparty
BANT	$36,551	$(36,551)	$—	$—	$—
BBU	26,509	(26,509)	—	—	—
BONY	22,732	(22,732)	—	—	—
DBFX	—	—	—	—	—
FBCO	475,305	(475,305)	—	—	—
HSBC	68,826	(68,826)	—	—	—
SCBT	4,750	(4,750)	—	—	—
SSBT	4	(4)	—	—	—
Total	$634,677	$(634,677)	$—	$—	$—

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the
Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$1,881,059	$(36,551)	$(1,267,709)	$—	$576,799
BBU	624,266	(26,509)	(300,000)	—	297,757
BONY	34,990	(22,732)	—	—	12,258
DBFX	842,030	—	(837,475)	—	4,555
FBCO	1,001,752	(475,305)	(526,447)	—	—
HSBC	378,038	(68,826)	(259,948)	—	49,264
SCBT	142,282	(4,750)	—	—	137,532
SSBT	39,029	(4)	—	—	39,025
Total	$4,943,446	$(634,677)	$(3,191,579)	$—	$1,117,190

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

44 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of Shares			Number of Shares	Value at
	Held at Beginning	Gross	Gross	Held at End	End of	Investment	Realized Capital
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)

Non-Controlled Affiliates
AB&T Financial Corp.	226,100	—	—	226,100	$122,094	$—	$—
Protector Forsikring ASA	4,479,410	—	—	4,479,410	14,180,256	686,027	—
Total Affiliated Securities (Value is 3.31% of Net Assets)					$14,302,350	$686,027	$—

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

Annual Report | 45

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Markets	$16,601,061	$—	$19,734		$16,620,795
Commercial Banks	89,469,302	3,873,711	8,900,266		102,243,279
Diversified Financial Services	41,584,023	—	4,700,233		46,284,256
Insurance	213,880,812	—	501,418	[b]	214,382,230
All Other Equity Investments[c]	16,101,207	—	—		16,101,207
Corporate Bonds	—	1,185,824	—		1,185,824
Companies in Liquidation	—	3,494,746	—[b]		3,494,746
Short Term Investments	31,096,487	—	—		31,096,487
Total Investments in Securities	$408,732,892	$8,554,281	$14,121,651		$431,408,824
Forward Exchange Contracts	$—	$634,677	$—		$634,677

Liabilities:
Futures Contracts	123,727	—	—		123,727
Forward Exchange Contracts	—	4,943,446	—		4,943,446

alncludes common, convertible preferred and preferred stocks as well as other equity investments.
bIncludes securities determined to have no value at December 31, 2013.
cFor detailed categories, see the accompanying Statement of Investments.

46 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12.	FAIR VALUE MEASUREMENTS (continued)
A	reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2013, the reconciliation of assets is as follows:

												Net Change
												in Unrealized
	Balance							Net	Net	Balance		Appreciation
	at				Transfers	Transfers		Realized	Unrealized	at		(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Gain	End of		on Assets Held
	of Year		Purchases	Sales	Level 3	Level 3[a]	Adjustments[b]	(Loss)	(Loss)	Year		at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Capital Markets	$—		$28,059	$—	$—	$—	$—	$—	$(8,325)	$19,734		$(8,325)
Commercial Banks	10,856,078		—	—	—	(3,344,000)	—	—	1,388,188	8,900,266		2,063,047
Diversified Financial
Services	5,154,639		—	—	—	—	—	—	(454,406)	4,700,233		(454,406)
Insurance	792,077	[d]	—	—	—	—	(1,818)	—	(288,841)	501,418	[d]	(288,841)
Real Estate Management &
Development	159,657		—	(130,745)	—	—	—	(9,706,180)	9,677,268	—		—
Total	$16,962,451		$28,059	$(130,745)	$—	$(3,344,000)	$(1,818)	$(9,706,180)	$10,313,884	$14,121,651		$1,311,475

[a]The investments were transferred out of Level 3 as a result of the availability of a broker quote.
[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[c]Includes common, convertible preferred and preferred stocks as well as other equity investments.
[d]Includes securities determined to have no value.

Annual Report | 47

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2013, are as follows:

						Impact to Fair
	Fair Value at			Amount/		Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Range		Increases [a]
Assets:
Investments in Securities:
Equity Investments:[b]
Commercial Banks	$4,603,231	Market comparables	Discount for lack of
			marketability	10%		Decrease[c]
			Price / tangible book
			multiple	1.0x -1.4x		Increase [c]

		Option pricing model	Stock price volatility	26.7%		Increase

Diversified Financial
Services	4,700,233	Discounted cash flow
		model	Cost of equity	17%		Decrease
			Long-term revenue
			growth rate	6.2% - 34.9%		Increase [d]

			Adjusted EBITDA margin	10.6% - 23.3%		Increase

Insurance	501,418	Market comparables	Discount for lack of
			marketability	14%		Decrease[c]
			Price / book multiple	1.0	x	Increase

All Other Investments[e]	4,316,769
Total	$14,121,651

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes common, convertible preferred and preferred stocks.
cRepresents a significant impact to fair value but not net assets.
dRepresents a significant impact to fair value and net assets.
eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement

48 | Annual Report

Mutual Financial Services Fund

Notes to Financial Statements (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS (continued)

and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Counterparty			Currency		Selected Portfolio

BANT	-	Bankof America N.A.	EUR	- Euro	IDR -InternationalDepositary
BBU	-	Barclays Bank PLC	GBP	- British Pound	Receipt
BONY	-	Bankof New York Mellon	USD	-UnitedStates Dollar
DBFX	-	Deutsche Bank AG
FBCO	-	Credit Suisse Group AG
HSBC	-	HSBC Bank USA, N.A.
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust Co., N.A.

Annual Report | 49

Mutual Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Financial Services Fund:

We have audited the accompanying statement of assets and and liabilities, including the statement of investments, of Mutual Financial Services Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2014

50 | Annual Report

Mutual Financial Services Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 42.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,308,579 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class C and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Source Qualified
Class	Per Share	Per Share	Dividends Per Share
Class Z	$0.0263	$0.2295	$0.1378
Class A	$0.0263	$0.1923	$0.1154
Class C	$0.0263	$0.1032	$0.0618
Class R6	$0.0263	$0.1460	$0.0861

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 51

Mutual Financial Services Fund

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

52 | Annual Report

Mutual Financial Services Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Annual Report | 53

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

54 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 55

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

56 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 57

Mutual Financial Services Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

58 | Annual Report

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

**Annual Report and Shareholder Letter**

# Mutual Financial Services Fund

**Investment Manager**
Franklin Mutual Advisers, LLC

**Distributor**
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

**Shareholder Services**
(800) 632-2301 - (Class A, C & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.

479 A 02/14

**DECEMBER 31, 2013**

**ANNUAL REPORT AND SHAREHOLDER LETTER**

**Sign up for electronic delivery** at **franklintempleton.com/edelivery**

**GLOBAL**

# Mutual Global Discovery Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	34	Board Members and Officers	58
		Mutual Global Discovery Fund	6	Notes to Financial Statements	38	Shareholder Information	63
		Performance Summary	13	Report of Independent
				Registered Public
		Your Fund’s Expenses	18
				Accounting Firm	56
		Financial Highlights and
				Tax Information	57
		Statement of Investments	20

Annual Report

Mutual Global Discovery Fund

Your Fund’s Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

This annual report for Mutual Global Discovery Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual Global Discovery Fund – Class Z delivered a +25.64% total return for the 12 months ended December 31, 2013. For comparison, the MSCI World Index, which tracks stock performance in global developed markets, generated a total return of +27.36% and the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a +32.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 25.

6 | Annual Report

December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

Annual Report | 7

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/13
% of Total
Net Assets
Insurance	9.0%
Oil, Gas & Consumable Fuels	8.3%
Commercial Banks	8.3%
Food & Staples Retailing	5.7%
Pharmaceuticals	5.4%
Diversified Financial Services	4.9%
Tobacco	4.8%
Media	4.7%
Software	4.2%
Computers & Peripherals	3.0%

What is meant by “hedge”?
To hedge a position is to seek to reduce
the risk of adverse price movements
in an asset. Normally, a hedge is imple-
mented as an offsetting position in a
related security, such as a currency
forward contract.

What is a currency forward
contract?
A currency forward contract, also called
a “currency forward,” is an agreement
between the Fund and a counterparty
to buy or sell a foreign currency at a
specific exchange rate on a future date.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbi-trage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

8 | Annual Report

Manager’s Discussion

In an environment of generally rising equity prices, many Fund investments increased in value during the year. Three of the top contributors were U.K.-based mobile telephony operator Vodafone Group, U.S.-based managed health care company Cigna and Germany-based retailer Metro.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

Shares of Cigna benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Partially as a result of the divestiture, three major independent credit rating agencies issued positive outlooks for the company’s debt. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations. In our assessment, the outlook was among the more favorable in the managed care industry, owing to the company’s low exposure to potentially negative elements of upcoming health care reforms.

Metro, which runs Europe’s largest self-service, wholesale superstore business as well as Germany’s largest department store chain, benefited from ongoing restructuring efforts led by a revamped management team. Management’s plans to create value by exiting non-core markets while improving profitability in Germany supported improved investor sentiment as quarterly operating profits exceeded consensus estimates. A rise in net cash flow from operations and proceeds from the disposal of various business units allowed Metro to significantly reduce its net debt. At period-end, the company was also considering a spin-off of its Russian operations, a move we believed could potentially unlock further value. Additionally, shares were positively affected by rising sentiment that European consumer spending is poised to grow.

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Vodafone Group PLC	2.3%
Wireless Telecommunication Services, U.K.
Apple Inc.	2.2%
Computers & Peripherals, U.S.
ACE Ltd.	2.0%
Insurance, U.S.
Merck & Co. Inc.	2.0%
Pharmaceuticals, U.S.
Microsoft Corp.	1.8%
Software, U.S.
American International Group Inc.	1.8%
Insurance, U.S.
ING Groep NV, IDR	1.7%
Diversified Financial Services,
Netherlands
Cigna Corp.	1.6%
Health Care Providers & Services, U.S.
Medtronic Inc.	1.6%
Health Care Equipment & Supplies, U.S.
Royal Dutch Shell PLC, A	1.6%
Oil, Gas & Consumable Fuels, U.K.

Annual Report | 9

What is a futures contract?
A futures contract, also called a
“future,” is an agreement between the
Fund and a counterparty made through
a U.S. or foreign futures exchange to
buy or sell an asset at a specific price on
a future date.

During the 12 months under review, some of the Fund’s investments negatively affected performance. Key detractors included Brazilian integrated energy firm Petroleo Brasileiro (Petrobras), Hong Kong-based conglomerate Jardine Matheson Holdings and U.K.-based metals and mining company Anglo American.

Although Petrobras possesses several exploration and production assets we feel are highly attractive, its refining and marketing (downstream) operations hurt results during the year and led the stock to decline. The Brazilian government regulates domestic fuel prices, and its reluctance to increase them continued to result in significant losses in Petrobras’s downstream business. Although the government did allow some modest price increases, recent protests against bus fare hikes, particularly in light of sluggish economic growth and a weakening Brazilian real, contributed to political pressure limiting the company’s ability to bring domestic prices in line with global prices.

Exposure to emerging markets in Asia negatively affected Jardine Matheson Holdings. A growing belief that the Fed was close to winding down its quantitative easing program, which the central bank confirmed in December, contributed to capital outflows from those markets during the year. Operationally, strong performance at the company’s Hong Kong Land business was offset by weak results for Indonesian automotive producer and distributor Astra International, which struggled amid poor demand for heavy machinery and a weakening Indonesian rupiah. We saw the recent headwinds as a cyclical issue for emerging markets, and at period-end we remained confident in our investment thesis given Jardine Matheson’s cash generation ability and robust balance sheet.

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new chief executive officer, who was tasked with a mandate to improve operations and capital discipline. Despite the price decline during the year, at period-end, we maintained a favorable outlook for the stock as the new management team remained focused on improving operational performance and returns with the aim of increasing shareholder value.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your participation in Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Mutual Global Discovery Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

Peter Langerman has been co-portfolio manager for Mutual Global Discovery Fund since
2009. He has been portfolio manager for Mutual Shares Fund since 2005. He joined
Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as direc-
tor of New Jersey’s Division of Investment, overseeing employee pension funds. Between
1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been co-portfolio manager for Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Mutual European Fund since 2005 and co-portfolio manager for Mutual International Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at
Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin assumed co-portfolio manager responsibility for Mutual Global Discovery
Fund in December 2013. He has been assistant portfolio manager since 2010. Mr. Rankin had previously worked at Mutual Series from 1997 through 2004. Prior to 2010, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with
Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

12 | Annual Report

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: MDISX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	5.08	$33.73	$28.65
Distributions (1/1/13–12/31/13)
Dividend Income	$0.5723
Short-Term Capital Gain	$0.2057
Long-Term Capital Gain	$1.4349
Total	$2.2129
Class A (Symbol: TEDIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.97	$33.24	$28.27
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4826
Short-Term Capital Gain	$0.2057
Long-Term Capital Gain	$1.4349
Total	$2.1232
Class C (Symbol: TEDSX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.89	$32.94	$28.05
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2681
Short-Term Capital Gain	$0.2057
Long-Term Capital Gain	$1.4349
Total	$1.9087
Class R (Symbol: TEDRX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	4.90	$32.88	$27.98
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4112
Short-Term Capital Gain	$0.2057
Long-Term Capital Gain	$1.4349
Total	$2.0518
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	2.31	$33.73	$31.42
Distributions (5/1/13–12/31/13)
Dividend Income	$0.6186
Short-Term Capital Gain	$0.2057
Long-Term Capital Gain	$1.4349
Total	$2.2592

Annual Report | 13

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.64%	+	87.73%	+	161.69%
Average Annual Total Return[2]		+	25.64%	+	13.42%	+	10.10%
Value of $10,000 Investment[3]			$12,564		$18,773		$26,169
Total Annual Operating Expenses[4]	1.02%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.26%	+	84.94%	+	153.71%
Average Annual Total Return[2]		+	18.08%	+	11.75%	+	9.11%
Value of $10,000 Investment[3]			$11,808		$17,431		$23,913
Total Annual Operating Expenses[4]	1.32%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.39%	+	78.58%	+	136.81%
Average Annual Total Return[2]		+	23.39%	+	12.30%	+	9.00%
Value of $10,000 Investment[3]			$12,339		$17,858		$23,681
Total Annual Operating Expenses[4]	2.02%
Class R			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.02%	+	83.18%	+	149.06%
Average Annual Total Return[2]		+	25.02%	+	12.87%	+	9.55%
Value of $10,000 Investment[3]			$12,502		$18,318		$24,906
Total Annual Operating Expenses[4]	1.52%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	14.71%
Aggregate Total Return[5]						+	14.71%
Value of $10,000 Investment[3]							$11,471
Total Annual Operating Expenses[4]	0.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Global Discovery Fund			S&P 500 [6]	MSCI World Index [6]

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Global Discovery Fund			S&P 500 [6]	MSCI World Index [6]

Annual Report | 15

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Global Discovery Fund			S&P 500 [6]	MSCI World Index [6]

16 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

6. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,137.60	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94
Class A
Actual	$1,000	$1,136.10	$6.84
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46
Class C
Actual	$1,000	$1,132.10	$10.59
Hypothetical (5% return before expenses)	$1,000	$1,015.27	$10.01
Class R
Actual	$1,000	$1,135.00	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.48
Class R6
Actual	$1,000	$1,139.50	$4.48
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.97%; A: 1.27%; C: 1.97%; R: 1.47%; and R6: 0.83%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 19

Mutual Global Discovery Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.65	$27.47	$29.54	$27.03	$22.54
Income from investment operations[a]:
Net investment income[b]	0.55	0.56	0.61	0.53 [c]	0.18 [d]
Net realized and unrealized gains (losses)	6.74	3.21	(1.46)	2.55	4.62
Total from investment operations	7.29	3.77	(0.85)	3.08	4.80
Less distributions from:
Net investment income	(0.57)	(0.57)	(0.55)	(0.57)	(0.30)
Net realized gains	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	(2.21)	(2.59)	(1.22)	(0.57)	(0.31)
Net asset value, end of year	$33.73	$28.65	$27.47	$29.54	$27.03

Total return	25.64%	13.64%	(2.68)%	11.37%	21.31%

Ratios to average net assets
Expenses[e]	0.98%[f]	1.02%	1.01%	1.04%	1.12%[f]
Expenses incurred in connection with securities sold
short	—%[g]	—%[g]	—%[g]	0.02%	0.09%
Net investment income	1.68%	1.89%	2.11%	1.89%[c]	0.75%[d]

Supplemental data
Net assets, end of year (000’s)	$9,529,245	$7,417,041	$7,159,033	$7,210,122	$5,897,681
Portfolio turnover rate	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
eIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.27	$27.14	$29.19	$26.72	$22.30
Income from investment operations[a]:
Net investment income[b]	0.44	0.46	0.52	0.44 [c]	0.11 [d]
Net realized and unrealized gains (losses)	6.65	3.17	(1.44)	2.52	4.55
Total from investment operations	7.09	3.63	(0.92)	2.96	4.66
Less distributions from:
Net investment income	(0.48)	(0.48)	(0.46)	(0.49)	(0.23)
Net realized gains	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	(2.12)	(2.50)	(1.13)	(0.49)	(0.24)
Net asset value, end of year	$33.24	$28.27	$27.14	$29.19	$26.72

Total return[e]	25.26%	13.34%	(2.99)%	11.08%	20.89%

Ratios to average net assets
Expenses[f]	1.28%[g]	1.32%	1.31%	1.34%	1.42%[g]
Expenses incurred in connection with securities sold
short	—%[h]	—%[h]	—%[h]	0.02%	0.09%
Net investment income	1.38%	1.59%	1.81%	1.59%[c]	0.45%[d]

Supplemental data
Net assets, end of year (000’s)	$10,785,375	$7,977,279	$7,617,500	$8,122,714	$7,259,737
Portfolio turnover rate	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Global Discovery Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.05	$26.95	$28.97	$26.53	$22.16
Income from investment operations[a]:
Net investment income (loss)[b]	0.22	0.25	0.32	0.24 [c]	(0.06)[d]
Net realized and unrealized gains (losses)	6.58	3.14	(1.42)	2.49	4.51
Total from investment operations	6.80	3.39	(1.10)	2.73	4.45
Less distributions from:
Net investment income	(0.27)	(0.27)	(0.25)	(0.29)	(0.07)
Net realized gains	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	(1.91)	(2.29)	(0.92)	(0.29)	(0.08)
Net asset value, end of year	$32.94	$28.05	$26.95	$28.97	$26.53

Total return[e]	24.39%	12.53%	(3.64)%	10.26%	20.07%

Ratios to average net assets
Expenses[f]	1.98%[g]	2.02%	2.01%	2.04%	2.12%[g]
Expenses incurred in connection with securities sold
short	—%[h]	—%[h]	—%[h]	0.02%	0.09%
Net investment income (loss)	0.68%	0.89%	1.11%	0.89%[c]	(0.25)%[d]

Supplemental data
Net assets, end of year (000’s)	$2,894,908	$2,222,484	$2,268,995	$2,587,189	$2,460,205
Portfolio turnover rate	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Financial Highlights (continued)

June 30, 2003		Year Ended December 31,
Class R	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$27.98	$26.89	$28.93	$26.50	$22.12
Income from investment operations[a]:
Net investment income[b]	0.37	0.39	0.46	0.38 [c]	0.06 [d]
Net realized and unrealized gains (losses)	6.58	3.14	(1.42)	2.49	4.52
Total from investment operations	6.95	3.53	(0.96)	2.87	4.58
Less distributions from:
Net investment income	(0.41)	(0.42)	(0.41)	(0.44)	(0.19)
Net realized gains	(1.64)	(2.02)	(0.67)	—	(0.01)
Total distributions	(2.05)	(2.44)	(1.08)	(0.44)	(0.20)
Net asset value, end of year	$32.88	$27.98	$26.89	$28.93	$26.50

Total return	25.02%	13.09%	(3.17)%	10.84%	20.72%

Ratios to average net assets
Expenses[e]	1.48%[f]	1.52%	1.51%	1.54%	1.62%[f]
Expenses incurred in connection with securities sold short	—%[g]	—%[g]	—%[g]	0.02%	0.09%
Net investment income	1.18%	1.39%	1.61%	1.39%[c]	0.25%[d]

Supplemental data
Net assets, end of year (000’s)	$539,613	$458,142	$434,893	$422,042	$335,702
Portfolio turnover rate	23.57%	24.65%	33.60%	37.76%	37.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.
eIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Global Discovery Fund

Financial Highlights (continued)

Period Ended
December 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$31.42
Income from investment operations[b]:
Net investment income[c]	0.40
Net realized and unrealized gains (losses)	4.17
Total from investment operations	4.57
Less distributions from:
Net investment income	(0.62)
Net realized gains	(1.64)
Total distributions	(2.26)
Net asset value, end of period	$33.73

Total return[d]	14.71%

Ratios to average net assets[e]
Expenses[f]	0.84%[g]
Expenses incurred in connection with securities sold short	—%[h]
Net investment income	1.83%

Supplemental data
Net assets, end of period (000’s)	$10,535
Portfolio turnover rate	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the
Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 88.8%
Aerospace & Defense 1.0%
Safran SA	France	3,248,169	$225,671,417
Auto Components 0.1%
[a,b]International Automotive Components Group Brazil LLC	Brazil	3,819,425	744,101
[a,b,c,d]International Automotive Components Group North America, LLC	United States	35,491,081	20,081,563
			20,825,664
Automobiles 0.7%
[a]General Motors Co.	United States	3,781,830	154,563,392
Beverages 1.3%
Coca-Cola Enterprises Inc.	United Kingdom	4,983,592	219,925,915
Dr. Pepper Snapple Group Inc.	United States	2,024,518	98,634,517
			318,560,432
Capital Markets 0.8%
[a,e]Acquisition 1234 PLC	United Kingdom	380,709	416,075
[a]China Cinda Asset Management Co. Ltd., H	China	10,656,123	6,623,703
Morgan Stanley	United States	3,927,680	123,172,045
UBS AG	Switzerland	3,502,629	66,436,279
			196,648,102
Chemicals 0.0%
[a,e,f]Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Commercial Banks 8.3%
Barclays PLC	United Kingdom	32,880,693	148,041,773
BNP Paribas SA	France	3,078,332	239,870,004
[a]Capital Bank Financial Corp., A	United States	866,477	19,712,352
[a,g]Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	67,805,101
CIT Group Inc.	United States	2,806,874	146,322,341
HSBC Holdings PLC	United Kingdom	22,629,178	248,193,513
KB Financial Group Inc.	South Korea	5,228,599	209,247,965
PNC Financial Services Group Inc.	United States	3,118,000	241,894,440
Societe Generale	France	1,938,479	112,574,467
SunTrust Banks Inc.	United States	5,298,164	195,025,417
Wells Fargo & Co.	United States	7,620,708	345,980,143
			1,974,667,516
Communications Equipment 0.7%
Cisco Systems Inc.	United States	7,847,650	176,179,742
Computers & Peripherals 3.0%
Apple Inc.	United States	911,570	511,491,043
Hewlett-Packard Co.	United States	7,194,829	201,311,315
			712,802,358
Construction & Engineering 0.9%
Vinci SA	France	3,281,974	215,425,020
Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	929	5,017

Annual Report | 25

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

			Country	Shares/Units	Value
		Common Stocks and Other Equity Interests (continued)
		Diversified Financial Services 4.9%
		Citigroup Inc.	United States	5,809,671	$302,741,956
		Deutsche Boerse AG	Germany	2,019,535	167,227,788
		[a]ING Groep NV, IDR	Netherlands	29,029,616	403,295,370
		JPMorgan Chase & Co.	United States	4,857,660	284,075,957
					1,157,341,071
		Diversified Telecommunication Services 0.7%
		[a,e,f]Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
		Vivendi SA	France	6,446,782	169,857,885
					169,857,885
		Electric Utilities 0.6%
		Exelon Corp.	United States	5,081,970	139,195,158
		Electrical Equipment 0.1%
		Alstom SA	France	957,588	34,871,870
		Energy Equipment & Services 1.9%
		Baker Hughes Inc.	United States	3,760,487	207,804,511
		Ensco PLC, A	United States	1,364,410	78,016,964
		Transocean Ltd.	United States	3,123,804	154,378,394
					440,199,869
		Food & Staples Retailing 5.7%
		CVS Caremark Corp.	United States	4,391,768	314,318,836
		Empire Co. Ltd., A	Canada	2,240,171	153,077,824
		Koninklijke Ahold NV	Netherlands	2,461,963	44,192,911
		Metro AG	Germany	7,814,516	378,360,090
		Tesco PLC	United Kingdom	40,774,854	225,800,686
		Walgreen Co.	United States	3,965,744	227,792,335
					1,343,542,682
		Health Care Equipment & Supplies 2.0%
		Medtronic Inc.	United States	6,763,400	388,151,526
		Stryker Corp.	United States	1,155,371	86,814,577
					474,966,103
		Health Care Providers & Services 2.2%
		Cigna Corp.	United States	4,470,307	391,062,456
		UnitedHealth Group Inc.	United States	227,665	17,143,175
		WellPoint Inc.	United States	1,230,834	113,716,753
					521,922,384
		Hotels, Restaurants & Leisure 1.2%
		Accor SA	France	6,094,334	287,528,530
		Independent Power Producers & Energy Traders 0.8%
		NRG Energy Inc.	United States	6,590,837	189,288,839
		Industrial Conglomerates 2.3%
		Jardine Matheson Holdings Ltd.	Hong Kong	4,224,266	220,971,355
		Jardine Strategic Holdings Ltd.	Hong Kong	9,774,205	312,774,560
		Siemens AG	Germany	113,787	15,540,276
					549,286,191

26	|	Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Insurance 9.0%
ACE Ltd.	United States	4,552,150	$471,284,089
Aegon NV	Netherlands	17,745,624	167,495,275
[a]Alleghany Corp.	United States	81,228	32,487,951
American International Group Inc.	United States	8,245,065	420,910,568
China Pacific Insurance (Group) Co. Ltd., H	China	31,982,226	125,382,485
E-L Financial Corp. Ltd.	Canada	177,619	122,911,044
[a,b,d]Imagine Group Holdings Ltd.	Bermuda	566,317	4,137,512
MetLife Inc.	United States	3,265,940	176,099,485
[a,b]Olympus Re Holdings Ltd.	United States	47,160	—
PartnerRe Ltd.	Bermuda	1,813,630	191,211,011
PICC Property and Casualty Co. Ltd., H	China	38,664,422	57,340,828
RSA Insurance Group PLC	United Kingdom	25,243,283	38,236,872
White Mountains Insurance Group Ltd.	United States	172,815	104,221,270
Zurich Insurance Group AG	Switzerland	813,000	235,592,736
			2,147,311,126
Machinery 1.6%
Caterpillar Inc.	United States	1,460,991	132,672,593
[a]CNH Industrial NV (EUR Traded)	Netherlands	6,237,616	71,083,977
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	7,338,645	83,631,322
Stanley Black & Decker Inc.	United States	1,116,076	90,056,173
			377,444,065
Marine 1.4%
AP Moeller-Maersk AS, B	Denmark	30,011	325,641,152
Media 4.7%
British Sky Broadcasting Group PLC	United Kingdom	1,297,984	18,145,733
CBS Corp., B	United States	3,788,202	241,459,996
Comcast Corp., Special A	United States	1,094,160	54,576,701
Daekyo Co. Ltd.	South Korea	1,840,893	12,729,185
Reed Elsevier PLC	United Kingdom	21,794,590	324,355,834
Time Warner Cable Inc.	United States	1,411,309	191,232,370
[a]Tribune Co., A	United States	989,868	76,615,783
[a]Tribune Co., B	United States	606,923	46,793,763
Twenty-First Century Fox Inc., B	United States	4,401,800	152,302,280
			1,118,211,645
Metals & Mining 2.5%
Anglo American PLC	United Kingdom	11,349,431	248,121,486
Freeport-McMoRan Copper & Gold Inc., B	United States	3,621,030	136,657,672
[a]ThyssenKrupp AG	Germany	8,967,041	218,191,365
			602,970,523
Multi-Utilities 0.7%
GDF Suez	France	6,868,819	161,514,586
Multiline Retail 0.6%
Kohl’s Corp.	United States	2,501,430	141,956,152
Office Electronics 1.0%
Xerox Corp.	United States	19,612,707	238,686,644

Annual Report | 27

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 8.3%
Apache Corp.	United States	4,036,842	$346,926,201
BG Group PLC	United Kingdom	10,853,884	233,243,914
BP PLC	United Kingdom	31,838,677	257,360,810
CONSOL Energy Inc.	United States	5,089,470	193,603,439
Marathon Oil Corp.	United States	5,814,486	205,251,356
Murphy Oil Corp.	United States	1,168,040	75,782,435
Petroleo Brasileiro SA, ADR	Brazil	9,729,240	134,068,927
Royal Dutch Shell PLC, A	United Kingdom	10,641,154	379,169,064
Talisman Energy Inc. (CAD Traded)	Canada	886,182	10,303,957
Talisman Energy Inc. (USD Traded)	Canada	10,083,637	117,474,371
[a]WPX Energy Inc.	United States	1,329,727	27,099,836
			1,980,284,310
Paper & Forest Products 0.2%
[a,c,d]NewPage Holdings Inc.	United States	583,268	52,494,120
Personal Products 0.6%
Avon Products Inc.	United States	8,495,894	146,299,295
Pharmaceuticals 5.4%
Eli Lilly & Co.	United States	2,886,400	147,206,400
[a]Hospira Inc.	United States	2,150,184	88,759,595
Merck & Co. Inc.	United States	9,354,960	468,215,748
Novartis AG, ADR	Switzerland	2,692,791	216,446,541
Teva Pharmaceutical Industries Ltd., ADR	Israel	8,737,113	350,183,489
			1,270,811,773
Real Estate Management & Development 0.4%
Brookfield Office Properties Inc.	United States	2,936,506	56,527,741
[e]Canary Wharf Group PLC	United Kingdom	5,400,183	27,907,954
Great Eagle Holdings Ltd.	Hong Kong	2,554,659	8,746,858
Swire Pacific Ltd., B	Hong Kong	2,744,405	6,193,567
			99,376,120
Semiconductors & Semiconductor Equipment 0.9%
Samsung Electronics Co. Ltd.	South Korea	127,599	165,825,218
[a]SK Hynix Semiconductor Inc.	South Korea	1,679,983	58,560,112
			224,385,330
Software 4.2%
[a]Check Point Software Technologies Ltd.	Israel	4,768,670	307,674,588
Microsoft Corp.	United States	11,367,680	425,492,262
Symantec Corp.	United States	10,762,015	253,768,314
			986,935,164
Specialty Retail 0.9%
Kingfisher PLC	United Kingdom	32,521,663	207,117,184
Tobacco 4.8%
Altria Group Inc.	United States	4,246,046	163,005,706
British American Tobacco PLC	United Kingdom	6,977,821	374,021,555
Imperial Tobacco Group PLC	United Kingdom	4,677,039	181,032,570

28 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
Lorillard Inc.	United States	5,914,641		$299,754,006
Philip Morris International Inc.	United States	1,484,505		129,344,921
				1,147,158,758
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	142,156,667		558,067,973
Total Common Stocks and Other Equity Interests
(Cost $15,334,147,235)				21,090,015,162
Preferred Stocks (Cost $7,620,000) 0.0%†
Diversified Financial Services 0.0%†
[a,b]Hightower Holding LLC, pfd., A, Series 2	United States	3,048,000		5,797,601

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate
Interests 4.5%
[g]American Airlines Inc., senior secured note, 144A, 7.50%,
3/15/16	United States	108,963,000		113,593,928
Avaya Inc.,
[g] senior note, 144A, 10.50%, 3/01/21	United States	74,335,000		72,104,950
[g] senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000		50,964,885
[h,i] Tranche B-3 Term Loan, 4.736%, 10/26/17	United States	79,668,827		77,909,500
[h,i] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	19,762,041		20,046,120
[h,i]Caesars Entertainment Operating Co. Inc.,
Senior Tranche Term Loan, first lien, 1/28/18,
B5, 4.488%	United States	14,078,000		13,291,983
B6, 5.488%	United States	67,114,000		64,214,273
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000		98,008,450
[h,i] Tranche B Term Loan, 3.819%, 1/29/16	United States	1,832,300		1,779,850
[h,i] Tranche C Term Loan, 3.819%, 1/29/16	United States	210,609		202,119
[h,i] Tranche D Term Loan, 6.919%, 1/30/19	United States	117,978,997		112,964,890
[h,i] Tranche E Term Loan, 7.669%, 7/30/19	United States	37,921,652		37,447,631
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	96,058,526		93,990,578
NGPL PipeCo LLC,
[g] secured note, 144A, 7.119%, 12/15/17	United States	42,312,000		38,503,920
[g,j] senior secured note, 144A, 9.625%, 6/01/19	United States	62,806,000		61,706,895
[h,i] Term Loan B, 6.75%, 9/15/17	United States	3,728,916		3,487,703
[h,i]Texas Competitive Electric Holdings Co. LLC,
Extended Term Loan, 4.668%, 10/10/17	United States	142,325,613		98,311,417
Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	85,292,000		5,970,440
[g] senior secured note, 144A, 11.50%, 10/01/20	United States	118,132,000		87,417,680
[g]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	3,970,000		4,228,050
third lien	Italy	9,316,000	EUR	13,648,615
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $1,084,341,603)				1,069,793,877

				Annual Report | 29

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*	Value
Corporate Notes in Reorganization 0.2%
[b,k]Broadband Ventures III LLC, secured promissory note,
5.00%, 2/01/12	United States	8,893	$—
[h,k]Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	76,347,562	59,932,837
Total Corporate Notes in Reorganization
(Cost $60,614,521)			59,932,837

		Shares
Companies in Liquidation 1.1%
[a]Adelphia Recovery Trust	United States	45,477,593	90,955
[a,f]Adelphia Recovery Trust, Arahova Contingent Value Vehicle	United States	5,538,790	2,769
[a,e,f]Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	264,313,585
[a,e,f]NewPage Corp. Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,e,f]Tribune Litigation Trust, Contingent Distribution	United States	1,285,023	—
Total Companies in Liquidation
(Cost $264,824,881)			264,407,309
Total Investments before Short Term Investments
(Cost $16,751,548,240)			22,489,946,786

		Principal Amount*
Short Term Investments 5.8%
U.S. Government and Agency Securities
(Cost $1,368,930,578) 5.8%
m,[n]U.S. Treasury Bills, 1/02/14 – 6/26/14	United States	1,369,090,000	1,368,981,704
Total Investments before Money Market Funds
(Cost $18,120,478,818)			23,858,928,490

		Shares
[o] Investments from Cash Collateral Received
for Loaned Securities (Cost $8,680,467) 0.0%†
Money Market Funds 0.0%†
[p]BNY Mellon Overnight Government Fund, 0.017%	United States	8,680,467	8,680,467
Total Investments (Cost $18,129,159,285) 100.4%			23,867,608,957
Securities Sold Short (0.4)%			(97,798,084)
Other Assets, less Liabilities (0.0)%†			(10,135,428)
Net Assets 100.0%			$23,759,675,445
[q]Securities Sold Short (Proceeds $94,135,090) (0.4)%
Common Stocks (0.4)%
Diversified Telecommunication Services (0.4)%
Verizon Communications Inc.	United States	1,990,193	$(97,798,084)

30 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt December 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $28,324,029, representing 0.12% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31,
2013, the aggregate value of these securities was $509,974,024, representing 2.15% of net assets.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(g) regarding senior floating rate interests.
jA portion or all of the security is on loan at December 31, 2013. See Note 1(f).
kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $285,753,190, representing 1.20% of net assets.
oSee Note 1(f) regarding securities on loan.
pThe rate shown is the annualized seven-day yield at period end.
qSee Note 1(e) regarding securities sold short.

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	4,557	$785,398,950	3/17/14	$—	$(3,378,355)
GBP/USD	Short	4,381	453,378,738	3/17/14	—	(4,217,228)
Unrealized appreciation (depreciation)					—	(7,595,583)
Net unrealized appreciation (depreciation)						$(7,595,583)

Annual Report | 31

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	18,566,580	$25,051,146	1/17/14	$486,972	$—
Euro	HSBC	Buy	12,806,395	17,528,131	1/17/14	86,919	—
Euro	SCBT	Buy	16,356,847	22,070,818	1/17/14	427,838	—
Euro	BANT	Sell	175,343,528	229,887,186	1/17/14	4,534	(11,300,365)
Euro	BONY	Sell	2,904,789	3,979,619	1/17/14	—	(15,885)
Euro	BBU	Sell	150,724,387	196,824,947	1/17/14	—	(10,494,722)
Euro	FBCO	Sell	41,443,162	54,879,093	1/17/14	—	(2,125,502)
Euro	DBFX	Sell	52,555,795	69,675,931	1/17/14	—	(2,613,964)
Euro	HSBC	Sell	19,764,015	26,319,833	1/17/14	—	(865,344)
Euro	SCBT	Sell	31,408,796	41,757,086	1/17/14	—	(1,445,354)
Euro	SSBT	Sell	2,202,946	3,013,498	1/17/14	—	(16,629)
British Pound	BANT	Sell	224,572,637	344,003,509	1/21/14	—	(27,813,871)
British Pound	BBU	Sell	8,956,579	14,454,924	1/21/14	—	(374,184)
British Pound	FBCO	Sell	45,781,424	73,284,410	1/21/14	—	(2,514,358)
British Pound	DBFX	Sell	86,168,762	130,812,798	1/21/14	—	(11,853,930)
British Pound	HSBC	Sell	7,623,171	12,218,315	1/21/14	—	(403,114)
British Pound	SCBT	Sell	4,281,769	6,849,363	1/21/14	—	(239,818)
South Korean Won	BANT	Buy	10,059,700,787	9,416,772	2/12/14	84,672	—
South Korean Won	FBCO	Buy	1,970,072,300	1,818,081	2/12/14	42,664	—
South Korean Won	HSBC	Buy	12,706,994,106	11,781,215	2/12/14	220,612	—
Swiss Franc	BANT	Buy	20,045,277	22,435,765	2/12/14	65,380	(22,131)
Swiss Franc	BONY	Buy	2,197,943	2,424,611	2/12/14	41,799	(1,610)
Swiss Franc	BBU	Buy	1,139,163	1,237,306	2/12/14	40,165	—
Swiss Franc	FBCO	Buy	59,512,002	65,733,385	2/12/14	1,004,087	—
Swiss Franc	HSBC	Buy	3,000,000	3,333,810	2/12/14	30,426	—
Swiss Franc	SCBT	Buy	19,904,420	21,869,814	2/12/14	453,475	(2,234)
Swiss Franc	SSBT	Buy	376,514	411,037	2/12/14	11,190	—
South Korean Won	BANT	Sell	118,309,310,248	107,914,231	2/12/14	152,524	(3,982,096)
Swiss Franc	BANT	Sell	154,932,155	168,821,466	2/12/14	—	(4,921,310)
Swiss Franc	BBU	Sell	850,000	952,565	2/12/14	—	(636)
South Korean Won	FBCO	Sell	158,276,493,229	142,081,078	2/12/14	—	(7,411,952)
Swiss Franc	FBCO	Sell	6,199,673	6,658,165	2/12/14	—	(294,222)
South Korean Won	DBFX	Sell	112,046,361,402	99,753,017	2/12/14	—	(6,075,396)
South Korean Won	HSBC	Sell	83,982,670,713	76,383,137	2/12/14	—	(2,938,964)
Swiss Franc	HSBC	Sell	673,143	718,563	2/12/14	—	(36,307)
Swiss Franc	SCBT	Sell	1,638,418	1,765,251	2/12/14	—	(72,090)
British Pound	BANT	Buy	14,762,669	23,782,254	2/19/14	654,969	—
British Pound	BBU	Buy	4,389,074	7,106,837	2/19/14	158,569	—
British Pound	BANT	Sell	208,638,550	324,833,792	2/19/14	—	(20,533,756)
British Pound	BBU	Sell	110,572,612	172,617,249	2/19/14	—	(10,417,918)
British Pound	FBCO	Sell	10,670,153	16,749,487	2/19/14	—	(913,235)
British Pound	HSBC	Sell	16,595,050	25,905,306	2/19/14	—	(1,565,130)
British Pound	SCBT	Sell	10,478,877	16,429,202	2/19/14	—	(916,893)
Euro	BANT	Sell	36,614,693	48,710,382	2/28/14	—	(1,653,101)

32 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BONY	Sell	17,590,873	$23,426,159	2/28/14	$—	$(770,074)
Euro	BBU	Sell	153,242,222	204,176,106	2/28/14	—	(6,608,457)
Euro	FBCO	Sell	39,929,011	53,446,508	2/28/14	—	(1,475,817)
Euro	HSBC	Sell	186,220,067	248,679,928	2/28/14	—	(7,465,636)
Euro	SCBT	Sell	29,589,830	39,663,776	2/28/14	—	(1,037,013)
Euro	SSBT	Sell	11,595,725	15,507,339	2/28/14	—	(442,572)
Canadian Dollar	HSBC	Buy	2,083,726	1,942,542	3/18/14	15,570	—
Canadian Dollar	SCBT	Buy	9,960,000	9,332,659	3/18/14	26,920	—
Canadian Dollar	BANT	Sell	17,956,403	17,325,507	3/18/14	451,575	—
Canadian Dollar	HSBC	Sell	2,219,285	2,145,231	3/18/14	59,732	—
Canadian Dollar	SCBT	Sell	276,756,610	266,575,707	3/18/14	6,565,984	(63,086)
Euro	BANT	Buy	32,895,031	45,003,170	4/16/14	248,679	(4,786)
Euro	BONY	Buy	4,485,132	6,172,035	4/16/14	—	(2,743)
Euro	BBU	Buy	8,504,643	11,597,426	4/16/14	100,697	—
Euro	HSBC	Buy	14,978,370	20,548,845	4/16/14	64,067	(10,189)
Euro	SCBT	Buy	6,861,220	9,431,968	4/16/14	9,609	(3,981)
Euro	SSBT	Buy	5,145,648	7,079,922	4/16/14	250	(2,342)
Euro	BANT	Sell	179,115,806	243,440,770	4/16/14	—	(2,932,735)
Euro	BONY	Sell	5,170,711	7,078,877	4/16/14	—	(33,428)
Euro	BBU	Sell	197,116,221	268,019,911	4/16/14	—	(3,113,135)
Euro	FBCO	Sell	16,197,357	22,132,613	4/16/14	—	(146,825)
Euro	HSBC	Sell	23,016,407	31,394,481	4/16/14	575	(265,125)
Euro	SCBT	Sell	14,048,522	19,111,262	4/16/14	—	(212,458)
Euro	SSBT	Sell	6,954,816	9,519,334	4/16/14	—	(47,004)
British Pound	BANT	Sell	88,738,114	143,562,212	4/22/14	—	(3,257,011)
British Pound	BONY	Sell	3,506,757	5,735,038	4/22/14	—	(66,971)
British Pound	BBU	Sell	3,923,986	6,424,759	4/22/14	—	(67,566)
British Pound	FBCO	Sell	82,424,134	132,859,310	4/22/14	—	(3,513,290)
British Pound	HSBC	Sell	7,829,200	12,821,599	4/22/14	—	(131,990)
British Pound	SCBT	Sell	140,841,628	227,036,704	4/22/14	—	(5,988,963)
Euro	BANT	Sell	274,893,266	369,981,612	5/15/14	41,109	(8,188,973)
Euro	BONY	Sell	8,005,105	11,045,794	5/15/14	34,370	—
Euro	BBU	Sell	7,631,615	10,473,699	5/15/14	5,762	(29,732)
Euro	HSBC	Sell	9,898,616	13,623,871	5/15/14	36,823	(28,995)
Euro	SCBT	Sell	8,221,340	11,314,797	5/15/14	22,242	(16,311)
Euro	SSBT	Sell	2,645,124	3,625,037	5/15/14	—	(13,463)
British Pound	BANT	Buy	15,980,142	26,115,227	5/21/14	317,874	—
British Pound	BBU	Buy	15,783,181	25,771,635	5/21/14	335,669	—
British Pound	HSBC	Buy	12,574,650	20,527,690	5/21/14	272,313	—
British Pound	BBU	Sell	206,083,953	331,290,259	5/21/14	—	(9,597,697)
British Pound	HSBC	Sell	145,494,146	233,954,587	5/21/14	—	(6,710,449)
Unrealized appreciation (depreciation)						12,576,615	(196,084,838)
Net unrealized appreciation (depreciation)							$(183,508,223)

aMay be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 55.
Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Global Discovery Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$17,968,548,929
Cost - Non-controlled affiliated issuers (Note 12)	160,610,356
Total cost of investments	$18,129,159,285
Value - Unaffiliated issuers	$23,790,895,762
Value - Non-controlled affiliated issuers (Note 12)	76,713,195
Total value of investments (includes securities loaned in the amount of $8,653,860)	23,867,608,957
Cash	1,614,660
Restricted Cash (Note 1d)	920,000
Foreign currency, at value (cost $28,793,511)	28,820,047
Receivables:
Investment securities sold	14,544,633
Capital shares sold	39,835,170
Dividends and interest	73,746,415
Due from brokers	99,863,600
Unrealized appreciation on forward exchange contracts	12,576,615
Other assets	1,050,584
Total assets	24,140,580,681
Liabilities:
Payables:
Investment securities purchased	3,445,641
Capital shares redeemed	38,978,332
Management fees	14,384,586
Administrative fees	1,501,124
Distribution fees	10,432,179
Transfer agent fees	6,185,699
Trustees’ fees and expenses	728,384
Variation margin	462,063
Securities sold short, at value (proceeds $94,135,090)	97,798,084
Payable upon return of securities loaned	8,680,467
Due to brokers	920,000
Unrealized depreciation on forward exchange contracts	196,084,838
Accrued expenses and other liabilities	1,303,839
Total liabilities	380,905,236
Net assets, at value	$23,759,675,445
Net assets consist of:
Paid-in capital	$18,004,811,583
Distributions in excess of net investment income	(10,673,520)
Net unrealized appreciation (depreciation)	5,544,258,700
Accumulated net realized gain (loss)	221,278,682
Net assets, at value	$23,759,675,445

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$9,529,245,134
Shares outstanding	282,556,092
Net asset value and maximum offering price per share	$33.73
Class A:
Net assets, at value	$10,785,374,624
Shares outstanding	324,469,656
Net asset value per share[a]	$33.24
Maximum offering price per share (net asset value per share ÷ 94.25%)	$35.27
Class C:
Net assets, at value	$2,894,907,546
Shares outstanding	87,882,045
Net asset value and maximum offering price per share[a]	$32.94
Class R:
Net assets, at value	$539,613,046
Shares outstanding	16,411,887
Net asset value and maximum offering price per share	$32.88
Class R6:
Net assets, at value	$10,535,095
Shares outstanding	312,315
Net asset value and maximum offering price per share	$33.73

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Global Discovery Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends (net of foreign taxes of $17,038,810)	$451,237,763
Interest	109,361,257
Income from securities loaned	400,212
Total investment income	560,999,232
Expenses:
Management fees (Note 3a)	155,237,515
Administrative fees (Note 3b)	16,058,288
Distribution fees: (Note 3c)
Class A	28,160,823
Class B	8,482
Class C	25,535,999
Class R	2,512,616
Transfer agent fees: (Note 3e)
Class Z	12,688,008
Class A	13,763,645
Class B	1,298
Class C	3,747,773
Class R	740,920
Class R6	158
Custodian fees (Note 4)	1,014,896
Reports to shareholders	1,727,587
Registration and filing fees	340,656
Professional fees	382,637
Trustees’ fees and expenses	563,901
Dividends on securities sold short	56,419
Other	241,808
Total expenses	262,783,429
Expense reductions (Note 4)	(3,754)
Net expenses	262,779,675
Net investment income	298,219,557
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,335,800,236
Written options	760,734
Foreign currency transactions	(123,001,812)
Futures contracts	(52,495,529)
Securities sold short	(3,598)
Net realized gain (loss)	1,161,060,031
Net change in unrealized appreciation (depreciation) on:
Investments	3,272,612,306
Translation of other assets and liabilities denominated in foreign currencies	(44,451,145)
Net change in unrealized appreciation (depreciation)	3,228,161,161
Net realized and unrealized gain (loss)	4,389,221,192
Net increase (decrease) in net assets resulting from operations	$4,687,440,749

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$298,219,557	$291,955,293
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	1,161,060,031	1,451,964,919
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	3,228,161,161	470,701,010
Net increase (decrease) in net assets resulting from operations	4,687,440,749	2,214,621,222
Distributions to shareholders from:
Net investment income:
Class Z	(153,169,921)	(139,002,935)
Class A	(147,576,057)	(128,442,097)
Class C	(22,295,610)	(20,244,527)
Class R	(6,426,289)	(6,559,914)
Class R6	(175,736)	—
Net realized gains:
Class Z	(439,026,091)	(489,534,243)
Class A	(501,321,480)	(536,717,158)
Class B	—	(790,263)
Class C	(136,541,361)	(151,736,225)
Class R	(25,642,292)	(31,523,552)
Class R6	(455,197)	—
Total distributions to shareholders	(1,432,630,034)	(1,504,550,914)
Capital share transactions: (Note 2)
Class Z	763,820,861	(25,440,581)
Class A	1,372,830,037	48,452,407
Class B	(7,791,204)	(40,766,815)
Class C	280,891,544	(141,067,734)
Class R	2,361,667	4,979,898
Class R6	10,407,188	—
Total capital share transactions	2,422,520,093	(153,842,825)
Net increase (decrease) in net assets	5,677,330,808	556,227,483
Net assets:
Beginning of year	18,082,344,637	17,526,117,154
End of year	$23,759,675,445	$18,082,344,637
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(10,673,520)	$3,624,898

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Global Discovery Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

38 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price

Annual Report | 39

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the

40 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditwor-thiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position of $182,997,653 and the aggregate value of collateral pledged for such contracts was $168,931,762.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty

Annual Report | 41

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2013, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

42 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial

Annual Report | 43

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Income and Deferred Taxes (continued)

statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

44 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	39,277,044	$1,262,484,145	35,838,283	$1,045,037,865
Shares issued in reinvestment
of distributions	16,798,038	556,566,980	20,207,742	588,402,069
Shares redeemed	(32,446,005)	(1,055,230,264)	(57,727,689)	(1,658,880,515)
Net increase (decrease)	23,629,077	$763,820,861	(1,681,664)	$(25,440,581)
Class A Shares:
Shares sold	67,514,512	$2,161,156,184	45,025,798	$1,299,390,618
Shares issued in reinvestment
of distributions	19,281,960	629,578,265	22,347,099	642,432,714
Shares redeemed	(44,501,012)	(1,417,904,412)	(65,832,868)	(1,893,370,925)
Net increase (decrease)	42,295,460	$1,372,830,037	1,540,029	$48,452,407
Class B Shares[a]:
Shares sold	327	$9,532	27,155	$767,214
Shares issued in reinvestment
of distributions	—	—	24,515	703,980
Shares redeemed	(263,544)	(7,800,736)	(1,492,359)	(42,238,009)
Net increase (decrease)	(263,217)	$(7,791,204)	(1,440,689)	$(40,766,815)
Class C Shares:
Shares sold	14,796,292	$470,219,996	6,835,643	$195,370,937
Shares issued in reinvestment
of distributions	4,473,813	144,765,096	5,472,763	156,094,260
Shares redeemed	(10,615,918)	(334,093,548)	(17,268,421)	(492,532,931)
Net increase (decrease)	8,654,187	$280,891,544	(4,960,015)	$(141,067,734)

Annual Report | 45

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	3,025,023	$95,077,806	3,364,735	$95,615,574
Shares issued in reinvestment
of distributions	971,774	31,386,222	1,309,620	37,260,903
Shares redeemed	(3,957,937)	(124,102,361)	(4,475,164)	(127,896,579)
Net increase (decrease)	38,860	$2,361,667	199,191	$4,979,898
Class R6 Shares[b]:
Shares sold	306,934	$10,243,048
Shares issued in reinvestment
of distributions	19,028	630,574
Shares redeemed	(13,647)	(466,434)
Net increase (decrease)	312,315	$10,407,188

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary		Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)		Investment manager
Franklin Templeton Services, LLC (FT Services)		Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)		Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	Over $10 billion, up to and including $13 billion
0.710%	Over $13 billion, up to and including $16 billion
0.690%	Over $16 billion, up to and including $19 billion
0.670%	Over $19 billion, up to and including $22 billion
0.650%	In excess of $22 billion

46 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$6,812,314
CDSC retained	$134,912

Annual Report | 47

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $30,941,802, of which $11,864,917 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2014. There were no expenses waived during the year ended December 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013	$728,384
[b]Decrease in projected benefit obligation	$38,112
Benefit payments made to retired trustees	$24,958

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

48 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $31,051,851.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$467,985,037	$448,496,118
Long term capital gain	964,644,997	1,056,054,796
	$1,432,630,034	$1,504,550,914

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$18,166,090,684

Unrealized appreciation	$6,329,219,143
Unrealized depreciation	(627,700,870)
Net unrealized appreciation (depreciation)	$5,701,518,273

Undistributed ordinary income	$16,843,288
Undistributed long term capital gains	118,733,201
Distributable earnings	$135,576,489

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $5,705,743,398 and $4,544,910,754, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2012	—	$—
Options written	2,934	825,861
Options expired	(2,712)	(594,484)
Options exercised	—	—
Options closed	(222)	(231,377)
Options outstanding at December 31, 2013	—	$—

Annual Report | 49

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(c) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $59,932,837, representing 0.25% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

50 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES (continued)

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/Units		Acquisition
Shares	Issuer	Dates	Cost	Value
8,893	Broadband Ventures III LLC, secured
	promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,048,000	Hightower Holding LLC, pfd., A,
	Series 2	6/10/10 - 5/10/12	7,620,000	5,797,601
566,317	Imagine Group Holdings Ltd.	8/31/04	5,799,936	4,137,512
3,819,425	International Automotive
	Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	744,101
35,491,081	International Automotive Components
	Group North America, LLC	1/12/06 - 3/18/13	29,095,371	20,081,563
47,160	Olympus Re Holdings Ltd.	12/19/01	4,417,998	—
	Total Restricted Securities (Value is 0.13% of Net Assets)		$49,478,696	$30,760,777

11. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$12,576,615	Unrealized depreciation on	$203,680,421	[a]
	forward exchange contracts		forward exchange contracts /
Net assets consist of - net
unrealized appreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

Annual Report | 51

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
			Appreciation
Derivative Contracts		Realized Gain	(Depreciation)
Not Accounted for as	Statement of	(Loss) for the	for the
Hedging Instruments	Operations Locations	Year	Year
Foreign exchange
contracts	Net realized gain (loss) from foreign currency	$(176,199,027)	$(45,268,435)
	transactions and futures contracts / Net
	change in unrealized appreciation (depreciation)
	on translation of other assets and liabilities
	denominated in foreign currencies

Equity contracts	Net realized gain (loss) from written options	760,734

For the year ended December 31 2013, the average month end fair value of derivatives represented 0.61% of average month end net assets. The average month end number of open derivative contracts for the year was 203.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
Name of Issuer	at Beginning	Gross	Gross	at End	at End	Investment	Capital
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Imagine Group Holdings Ltd.	566,317	—	—	566,317	$4,137,512	$—	$—
International Automotive
Components Group North
America, LLC	26,272,706	9,218,375	—	35,491,081	20,081,563	—	—
NewPage Holdings Inc.	583,268	—	—	583,268	52,494,120	—	—
Total Affiliated Securities (Value is 0.32% of Net Assets)					$76,713,195	$—	$—

52 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 53

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

14.	FAIR VALUE MEASUREMENTS (continued)
A	summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$20,825,664		$20,825,664
Capital Markets	196,232,027	—	416,075		196,648,102
Commercial Banks	1,906,862,415	67,805,101	—		1,974,667,516
Diversified Financial Services	1,157,341,071	—	5,797,601		1,163,138,672
Insurance	2,143,173,614	—	4,137,512	[b]	2,147,311,126
Machinery	293,812,743	83,631,322	—		377,444,065
Media	1,071,417,882	46,793,763	—		1,118,211,645
Paper & Forest Products	—	52,494,120	—		52,494,120
Real Estate Management &
Development	71,468,166	—	27,907,954		99,376,120
All Other Equity
Investments[c]	13,945,695,733	—	—[b]		13,945,695,733
Corporate Bonds, Notes and
Senior Floating Rate Interests	—	1,069,793,877	—		1,069,793,877
Corporate Notes in
Reorganization	—	59,932,837	— [b]		59,932,837
Companies in Liquidation	90,955	264,316,354	—[b]		264,407,309
Short Term Investments	1,368,981,704	8,680,467	—		1,377,662,171
Total Investments in
Securities	$22,155,076,310	$1,653,447,841	$59,084,806		$23,867,608,957

Forward Exchange Contracts	$—	$12,576,615	$—		$12,576,615

Liabilities:
Securities Sold Short	97,798,084	—	—		97,798,084
Futures Contracts	7,595,583	—	—		7,595,583
Forward Exchange Contracts	—	196,084,838	—		196,084,838

aIncludes common and preferred stocks as well as other equity investments.
bIncludes securities determined to have no value at December 31, 2013.
cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

54 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

15. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Counterparty			Currency			Selected Portfolio

BANT	-	Bankof America N.A.	CAD	-	CanadianDollar	ADR	- American Depositary Receipt
BBU	-	Barclays Bank PLC	EUR	-	Euro	FRN	- Floating Rate Note
BONY -		Bankof New York Mellon	GBP	-	British Pound	IDR	-InternationalDepositary Receipt
DBFX	-	Deutsche Bank AG	USD	-	UnitedStates Dollar
FBCO	-	Credit Suisse Group AG
HSBC	-	HSBC Bank USA, N.A.
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust
Co., N.A.

Annual Report | 55

Mutual Global Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual Global Discovery Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2014

56 | Annual Report

Mutual Global Discovery Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $964,644,997 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $138,304,237 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 40.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $431,332,158 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $74,689,354 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Annual Report | 57

Mutual Global Discovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

58 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 59

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011)
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

60 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

62 | Annual Report

Mutual Global Discovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

This page intentionally left blank.

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

INTERNATIONAL

# MUTUAL INTERNATIONAL FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	30	Tax Information	50
		Mutual International Fund	5	Notes to Financial		Board Members and Officers	52
				Statements	34
		Performance Summary	12			Shareholder Information	57
				Report of Independent
		Your Fund’s Expenses	17
				Registered Public
		Financial Highlights and		Accounting Firm	49
		Statement of Investments	19

Annual Report

Mutual International Fund

Your Fund’s Goals and Main Investments: Mutual International Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

This annual report for Mutual International Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual International Fund – Class Z posted a +19.71% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, generated a +26.93% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

Annual Report | 5

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

In the U.S., economic growth and employment trends generally exceeded expectations. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

6 | Annual Report

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/13
% of Total
Net Assets
Insurance	19.4%
Commercial Banks	6.5%
Specialty Retail	5.8%
Hotels, Restaurants & Leisure	5.5%
Media	5.4%
Oil, Gas & Consumable Fuels	4.9%
Auto Components	4.1%
Diversified Financial Services	4.0%
Food & Staples Retailing	3.8%
Multiline Retail	3.5%

What is meant by “hedge”?
To hedge a position is to seek to
reduce the risk of adverse price
movements in an asset. Normally, a
hedge is implemented as an offsetting
position in a related security, such as
a currency forward contract.

What is a currency forward
contract?
A currency forward contract, also
called a “currency forward,” is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

Annual Report | 7

Top 10 Equity Holdings
12/31/13
Company	% of Total
Sector/Industry, Country	Net Assets
Dufry AG	1.9%
Specialty Retail, Switzerland
International Consolidated
Airlines Group SA	1.8%
Airlines, U.K.
ING Groep NV, IDR	1.6%
Diversified Financial Services,
Netherlands
UNIQA Insurance Group AG	1.6%
Insurance, Austria
Direct Line Insurance Group PLC	1.6%
Insurance, U.K.
Samsung Electronics Co. Ltd., ord. & pfd. 1.5%
Semiconductors & Semiconductor
Equipment, South Korea
Hana Financial Group Inc.	1.5%
Commercial Banks, South Korea
Hyundai Motor Co., 2nd pfd.	1.5%
Automobiles, South Korea
A.P. Moeller-Maersk AS, B	1.5%
Marine, Denmark
Metro AG	1.5%
Food & Staples Retailing, Germany

What is return on invested
capital (ROIC)?
ROIC is a measure of how well a
company generates earnings from
capital invested in its business.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value during the 12 months under review. Three particularly strong performers were Chinese media advertising firm Sinomedia Holding, British-Spanish airline holding company International Consolidated Airlines Group and German retailer Metro.

Sinomedia Holding is a Beijing-based company that provides nationwide advertising coverage and campaign planning for advertisers. The company reported that a major private equity shareholder completed its gradual exit, with the final stake sold in May. We believe this investor’s exit eliminated what had been a drag on the stock. The company also reported better-than-expected results for the first half of the year, attributable to solid cost control and a recovery in advertising. In our assessment at year-end, Sinomedia continued to trade at an attractive valuation with considerable cash on the balance sheet and a dividend yield near 5%.

International Consolidated Airlines Group was formed from the 2011 merger of British Airways and Iberia. The company is a leading European long-haul carrier, with what we believe to be very strong positions in capacity-constrained North Atlantic routes and attractive mid-long haul routes to Africa, the Middle East and Latin America. Management has shown progress with improving the company’s return on invested capital (ROIC) through cost cutting initiatives, eliminating unprofitable routes and increasing margins on routes where the company has pricing power, namely, the North Atlantic. At period-end, we saw further upside potential as management’s efforts to improve ROIC in the company’s Iberia business were still in their early stages.

Metro, which runs Europe’s largest self-service, wholesale superstore business as well as Germany’s largest department store chain, benefited from ongoing restructuring efforts led by a revamped management team. Management’s plans to create value by exiting non-core markets while improving profitability in Germany supported improved investor sentiment as quarterly operating profits exceeded consensus estimates. A rise in net cash flow from operations and proceeds from the disposal of various business units allowed Metro to significantly reduce its net debt. At period-end, the company was also considering a spin-off of its Russian operations, a move we believed could potentially unlock further value. Additionally, shares were positively affected by rising sentiment that European consumer spending is poised to grow.

8 | Annual Report

During the period under review, some of the Fund’s holdings negatively affected performance. These included Australia-listed mining services company Boart Longyear, automobile dealer China Zheng Tong Auto Services Holdings and U.K.-based RSA Insurance Group.

Boart Longyear is a global provider of mineral exploration drilling services and products. Declining commodity prices contributed to reduced demand for the company’s products and services during the year as mining companies sought to reduce expenses. At its annual general meeting in May, the company announced it anticipated a sizable decline in rig utilization rates and anticipated 2013 revenues and earnings to come in at the low end of consensus forecasts. By year-end, we exited our position in Boart Longyear as we believed demand would remain weak and significant uncertainty remained about management’s efforts to cut costs and fortify the balance sheet.

China Zheng Tong Auto Services is an investment holding company that operates automobile dealerships primarily located in China’s inland cities. In the first half of 2013, the company announced fiscal year results that fell short of market expectations owing to disappointing vehicle sales numbers. The stock came under further pressure later in 2013 based on comments from China’s Dealers Association that it expected vehicle production would be in overcapacity for a few years. Although new sales matter for China Zheng Tong, we have always viewed the higher margin after-sales service revenues as the greatest source of potential value for this company, aided by growth in demand for luxury cars as China’s wealth effect has spread inland.

After cutting its dividend early in 2013, RSA Insurance Group suffered substantial weather-related losses, which precluded the company from achieving its annual return on equity target. RSA’s share price came under additional pressure in November when the company announced it would suspend the chief executive officer, chief financial officer and claims director of its Irish unit amid an investigation into aggressive reserve accounting practices.

During the year, the Fund held currency forwards to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

What is return on equity?
Return on equity is an amount,
expressed as a percentage, earned
on a company’s common stock
investment for a given period. Return
on equity tells common shareholders
how effectually their money is being
employed. Comparing percentages
for current and prior periods also
reveals trends, and comparison with
industry composites reveals how well
a company is holding its own against
its competitors.

Annual Report | 9

Thank you for your continued participation in Mutual International Fund.

We look forward to continuing to serve your investment needs.

Mutual International Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Philippe Brugere-Trelat has been co-portfolio manager for Mutual International Fund since 2009. Mr. Brugere-Trelat has also served as lead portfolio manager for Mutual European Fund since 2005 and as co-portfolio manager for Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been co-portfolio manager for Mutual International Fund since 2009. He has also served as lead portfolio manager for Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Annual Report | 11

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: FMIZX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	2.32	$15.90	$13.58
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2449
Short-Term Capital Gain	$0.0684
Long-Term Capital Gain	$0.0340
Total	$0.3473
Class A (Symbol: FMIAX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	2.30	$15.84	$13.54
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2084
Short-Term Capital Gain	$0.0684
Long-Term Capital Gain	$0.0340
Total	$0.3108
Class C (Symbol: FCMIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	2.27	$15.68	$13.41
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1075
Short-Term Capital Gain	$0.0684
Long-Term Capital Gain	$0.0340
Total	$0.2099
Class R (Symbol: FRMIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	2.29	$15.83	$13.54
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1894
Short-Term Capital Gain	$0.0684
Long-Term Capital Gain	$0.0340
Total	$0.2918
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	1.61	$15.87	$14.26
Distributions (5/1/13–12/31/13)
Dividend Income	$0.2674
Short-Term Capital Gain	$0.0684
Long-Term Capital Gain	$0.0340
Total	$0.3698

12 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z		1-Year		3-Year		Inception (5/1/09)
Cumulative Total Return[2]	+	19.71%	+	23.80%	+	82.94%
Average Annual Total Return[3]	+	19.71%	+	7.38%	+	13.81%
Value of $10,000 Investment[4]		$11,971		$12,380		$18,294
Total Annual Operating Expenses[5]		1.17% (with waiver)		1.75% (without waiver)
Class A		1-Year		3-Year		Inception (5/1/09)
Cumulative Total Return[2]	+	19.34%	+	22.67%	+	80.42%
Average Annual Total Return[3]	+	12.45%	+	4.96%	+	12.04%
Value of $10,000 Investment[4]		$11,245		$11,563		$17,005
Total Annual Operating Expenses[5]		1.47% (with waiver)		2.05% (without waiver)
Class C		1-Year		3-Year		Inception (5/1/09)
Cumulative Total Return[2]	+	18.54%	+	20.12%	+	74.50%
Average Annual Total Return[3]	+	17.54%	+	6.30%	+	12.67%
Value of $10,000 Investment[4]		$11,754		$12,012		$17,450
Total Annual Operating Expenses[5]		2.17% (with waiver)		2.75% (without waiver)
Class R		1-Year		3-Year		Inception (5/1/09)
Cumulative Total Return[2]	+	19.13%	+	21.93%	+	78.62%
Average Annual Total Return[3]	+	19.13%	+	6.83%	+	13.23%
Value of $10,000 Investment[4]		$11,913		$12,193		$17,862
Total Annual Operating Expenses[5]		1.67% (with waiver)		2.25% (without waiver)
Class R6						Inception (5/1/13)
Cumulative Total Return[2]					+	14.09%
Aggregate Total Return[6]					+	14.09%
Value of $10,000 Investment[4]						$11,409
Total Annual Operating Expenses[5]		1.00% (with waiver)		1.58% (without waiver)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/14. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2014 Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other

Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,167.00	$6.39
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96
Class A
Actual	$1,000	$1,165.00	$8.02
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.48
Class C
Actual	$1,000	$1,161.10	$11.82
Hypothetical (5% return before expenses)	$1,000	$1,014.27	$11.02
Class R
Actual	$1,000	$1,163.80	$9.11
Hypothetical (5% return before expenses)	$1,000	$1,016.79	$8.49
Class R6
Actual	$1,000	$1,167.90	$5.46
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A: 1.47%; C: 2.17%; R: 1.67%; and R6: 1.00%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

Mutual International Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.58	$11.83	$13.81	$12.59	$10.00
Income from investment operations[b]:
Net investment income[c]	0.24	0.24	0.28	0.22	0.14
Net realized and unrealized gains (losses)	2.42	1.68	(1.81)	1.66	2.68
Total from investment operations	2.66	1.92	(1.53)	1.88	2.82
Less distributions from:
Net investment income	(0.24)	(0.15)	(0.30)	(0.49)	(0.17)
Net realized gains	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	(0.34)	(0.17)	(0.45)	(0.66)	(0.23)
Net asset value, end of year	$15.90	$13.58	$11.83	$13.81	$12.59

Total return[d]	19.71%	16.30%	(11.08)%	15.20%	28.27%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and
expense reduction[f]	1.49%	1.75%	1.80%	2.77%	4.42%
Expenses net of waiver, payments by affiliates and
expense reduction[f]	1.17%[g]	1.17%	1.17%	1.17%	1.17%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	0.01%
Net investment income	1.64%	1.70%	2.12%	1.70%	1.91%

Supplemental data
Net assets, end of year (000’s)	$14,732	$10,354	$6,977	$7,968	$4,320
Portfolio turnover rate	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual International Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.54	$11.81	$13.78	$12.58	$10.00
Income from investment operations[b]:
Net investment income[c]	0.20	0.18	0.24	0.18	0.13
Net realized and unrealized gains (losses)	2.41	1.70	(1.80)	1.66	2.67
Total from investment operations	2.61	1.88	(1.56)	1.84	2.80
Less distributions from:
Net investment income	(0.21)	(0.13)	(0.26)	(0.47)	(0.16)
Net realized gains	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	(0.31)	(0.15)	(0.41)	(0.64)	(0.22)
Net asset value, end of year	$15.84	$13.54	$11.81	$13.78	$12.58

Total return[d]	19.34%	16.01%	(11.39)%	14.86%	28.05%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and
expense reduction[f]	1.79%	2.05%	2.11%	3.05%	4.70%
Expenses net of waiver, payments by affiliates and
expense reduction[f]	1.47%[g]	1.47%	1.48%	1.45%	1.45%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	0.01%
Net investment income	1.34%	1.40%	1.81%	1.42%	1.63%

Supplemental data
Net assets, end of year (000’s)	$35,319	$18,221	$9,212	$8,144	$4,784
Portfolio turnover rate	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.41	$11.74	$13.71	$12.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.10	0.05	0.14	0.09	0.08
Net realized and unrealized gains (losses)	2.38	1.72	(1.78)	1.64	2.66
Total from investment operations	2.48	1.77	(1.64)	1.73	2.74
Less distributions from:
Net investment income	(0.11)	(0.08)	(0.18)	(0.39)	(0.14)
Net realized gains	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	(0.21)	(0.10)	(0.33)	(0.56)	(0.20)
Net asset value, end of year	$15.68	$13.41	$11.74	$13.71	$12.54

Total return[d]	18.54%	15.14%	(11.98)%	14.02%	27.41%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and
expense reduction[f]	2.49%	2.75%	2.80%	3.77%	5.42%
Expenses net of waiver, payments by affiliates and
expense reduction[f]	2.17%[g]	2.17%	2.17%	2.17%	2.17%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	0.01%
Net investment income	0.64%	0.70%	1.12%	0.70%	0.91%

Supplemental data
Net assets, end of year (000’s)	$14,198	$10,503	$2,667	$2,103	$999
Portfolio turnover rate	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual International Fund

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.54	$11.82	$13.78	$12.58	$10.00
Income from investment operations[b]:
Net investment income[c]	0.15	0.11	0.21	0.16	0.11
Net realized and unrealized gains (losses)	2.43	1.73	(1.79)	1.64	2.68
Total from investment operations	2.58	1.84	(1.58)	1.80	2.79
Less distributions from:
Net investment income	(0.19)	(0.10)	(0.23)	(0.43)	(0.15)
Net realized gains	(0.10)	(0.02)	(0.15)	(0.17)	(0.06)
Total distributions	(0.29)	(0.12)	(0.38)	(0.60)	(0.21)
Net asset value, end of year	$15.83	$13.54	$11.82	$13.78	$12.58

Total return[d]	19.13%	15.70%	(11.53)%	14.54%	27.89%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and
expense reduction[f]	1.99%	2.25%	2.30%	3.27%	4.92%
Expenses net of waiver, payments by affiliates and
expense reduction[f]	1.67%[g]	1.67%	1.67%	1.67%	1.67%[g]
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	0.01%
Net investment income	1.14%	1.20%	1.62%	1.20%	1.41%

Supplemental data
Net assets, end of year (000’s)	$90	$42	$12	$14	$13
Portfolio turnover rate	41.47%	27.97%	41.26%	38.43%	33.93%

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Highlights (continued)

Period Ended
December 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.26
Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	1.83
Total from investment operations	1.98
Less distributions from:
Net investment income	(0.27)
Net realized gains	(0.10)
Total distributions	(0.37)
Net asset value, end of period	$15.87

Total return[d]	14.09%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction	2.89%
Expenses net of waiver, payments by affiliates and expense reduction	1.00%[f]
Net investment income	1.81%

Supplemental data
Net assets, end of period (000’s)	$6
Portfolio turnover rate	41.47%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual International Fund

Statement of Investments, December 31, 2013

	Country	Shares	Value
Common Stocks 92.0%
Aerospace & Defense 1.2%
Safran SA	France	11,505	$799,327
Airlines 1.8%
[a]International Consolidated Airlines Group SA	United Kingdom	172,820	1,148,410
Auto Components 4.1%
Chaowei Power Holdings Ltd.	China	1,093,000	576,499
Pirelli & C. SpA	Italy	48,082	832,001
Valeo SA	France	5,069	560,790
Xinyi Glass Holdings Ltd.	Hong Kong	768,000	678,432
			2,647,722
Capital Markets 2.0%
[a,b]Acquisition 1234 PLC	United Kingdom	2,282	2,494
[a]China Cinda Asset Management Co. Ltd., H	China	28,259	17,565
China Everbright Ltd.	Hong Kong	436,000	690,462
Sun Hung Kai & Co. Ltd.	Hong Kong	1,089,748	607,106
			1,317,627
Chemicals 0.9%
Huabao International Holdings Ltd.	Hong Kong	1,038,615	575,941
Commercial Banks 6.5%
Aozora Bank Ltd.	Japan	255,926	724,273
Barclays PLC	United Kingdom	125,677	565,847
Hana Financial Group Inc.	South Korea	23,386	972,455
HSBC Holdings PLC	United Kingdom	64,690	709,511
KB Financial Group Inc.	South Korea	17,663	706,871
Woori Finance Holdings Co. Ltd.	South Korea	37,480	472,172
			4,151,129
Construction & Engineering 1.2%
FLSmidth & Co. AS	Denmark	2,700	147,406
Sinopec Engineering Group Co. Ltd.	China	404,000	603,315
			750,721
Construction Materials 0.9%
SA des Ciments Vicat	France	7,577	562,797
Consumer Finance 0.7%
Samsung Card Co. Ltd.	South Korea	13,590	481,438
Containers & Packaging 0.7%
Rexam PLC	United Kingdom	48,813	428,598
Diversified Financial Services 4.0%
Deutsche Boerse AG	Germany	4,861	402,515
First Pacific Co. Ltd.	Hong Kong	560,859	637,936
[a]ING Groep NV, IDR	Netherlands	73,653	1,023,228
Metro Pacific Investments Corp.	Philippines	5,359,000	521,416
			2,585,095

24 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 1.9%
[a]Hellenic Telecommunications Organization SA	Greece	13,700	$182,225
TDC AS	Denmark	59,831	580,262
Vivendi SA	France	17,264	454,867
			1,217,354
Food & Staples Retailing 3.8%
China Resources Enterprise Ltd.	China	176,000	584,446
Empire Co. Ltd., A	Canada	4,555	311,257
Metro AG	Germany	19,696	953,633
Tesco PLC	United Kingdom	103,232	571,673
			2,421,009
Hotels, Restaurants & Leisure 5.5%
Accor SA	France	16,932	798,846
Genting Malaysia Bhd.	Malaysia	463,300	618,958
Kuoni Reisen Holding AG, B	Switzerland	1,389	627,117
Mandarin Oriental International Ltd.	Hong Kong	476,361	795,523
REXLot Holdings Ltd.	Hong Kong	4,928,968	667,421
			3,507,865
Industrial Conglomerates 1.3%
Jardine Matheson Holdings Ltd.	Hong Kong	5,400	282,474
Jardine Strategic Holdings Ltd.	Hong Kong	9,200	294,400
Shanghai Industrial Holdings Ltd.	China	68,350	250,329
Siemens AG	Germany	283	38,650
			865,853
Insurance 19.4%
ACE Ltd.	United States	6,567	679,881
Aegon NV	Netherlands	97,367	919,016
Ageas	Belgium	19,404	826,062
Catlin Group Ltd.	United Kingdom	56,166	540,128
China Pacific Insurance (Group) Co. Ltd., H	China	167,645	657,232
Delta Lloyd NV	Netherlands	33,742	837,275
Direct Line Insurance Group PLC	United Kingdom	242,238	1,001,000
Great Eastern Holdings Ltd.	Singapore	52,853	746,426
Korean Reinsurance Co.	South Korea	66,075	716,620
Lancashire Holdings Ltd.	United Kingdom	67,684	908,111
PICC Property and Casualty Co. Ltd., H	China	289,802	429,788
Resolution Ltd.	United Kingdom	162,304	951,004
RSA Insurance Group PLC	United Kingdom	393,240	595,654
[a]Storebrand ASA	Norway	135,269	845,278
UNIQA Insurance Group AG	Austria	79,537	1,015,152
Zurich Insurance Group AG	Switzerland	2,890	837,470
			12,506,097
Internet & Catalog Retail 1.2%
GS Home Shopping Inc.	South Korea	2,726	792,967

Annual Report | 25

Mutual International Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Machinery 1.8%
[a]CNH Industrial NV (EUR Traded)	Netherlands	28,377	$323,385
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	16,517	188,228
KUKA AG	Germany	13,205	618,466
			1,130,079
Marine 1.5%
A.P. Moeller-Maersk AS, B	Denmark	88	954,864
Media 5.4%
[a]Nine Entertainment Co. Holdings Ltd.	Australia	375,885	661,001
Reed Elsevier PLC	United Kingdom	33,489	498,397
RTL Group SA	Germany	4,470	576,912
Seven West Media Ltd.	Australia	400,878	840,933
Sinomedia Holding Ltd.	China	1,244,346	882,589
			3,459,832
Metals & Mining 2.4%
Anglo American PLC	United Kingdom	29,531	645,607
[a]ThyssenKrupp AG	Germany	27,329	664,985
Voestalpine AG	Austria	4,971	238,838
			1,549,430
Multi-Utilities 0.6%
GDF Suez	France	16,635	391,158
Multiline Retail 3.5%
Hyundai Department Store Co. Ltd.	South Korea	3,522	537,111
Marks & Spencer Group PLC	United Kingdom	61,707	442,238
New World Department Store China	China	1,151,000	647,167
Springland International Holdings Ltd.	China	1,216,556	625,979
			2,252,495
Oil, Gas & Consumable Fuels 4.9%
BG Group PLC	United Kingdom	33,059	710,420
BP PLC	United Kingdom	64,478	521,193
[a]Cairn Energy PLC	United Kingdom	161,720	722,637
Petroleo Brasileiro SA, ADR	Brazil	30,743	423,639
Royal Dutch Shell PLC, A	United Kingdom	22,484	801,157
			3,179,046
Pharmaceuticals 2.0%
Novartis AG	Switzerland	7,319	584,175
Teva Pharmaceutical Industries Ltd., ADR	Israel	17,640	707,011
			1,291,186
Road & Rail 1.4%
FirstGroup PLC	United Kingdom	432,277	885,096

26 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.	South Korea	340	$441,857
[a]SK Hynix Semiconductor Inc.	South Korea	22,740	792,661
			1,234,518
Specialty Retail 5.8%
Baoxin Auto Group Ltd.	China	799,500	778,431
[a]China ZhengTong Auto Services Holdings Ltd.	China	700,500	448,972
[a]Dufry AG	Switzerland	6,864	1,204,980
Kingfisher PLC	United Kingdom	132,792	845,698
WH Smith PLC	United Kingdom	26,021	431,097
			3,709,178
Tobacco 0.3%
British American Tobacco PLC	United Kingdom	4,129	221,321
Trading Companies & Distributors 1.1%
Rexel SA	France	26,179	686,876
Wireless Telecommunication Services 2.3%
Tele2 AB, B	Sweden	54,420	616,289
Vodafone Group PLC	United Kingdom	217,281	852,986
			1,469,275
Total Common Stocks (Cost $48,273,957)			59,174,304
Preferred Stocks 2.3%
Automobiles 1.5%
Hyundai Motor Co., 2nd pfd.	South Korea	7,852	970,599
Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd., pfd.	South Korea	563	540,216
Total Preferred Stocks (Cost $1,066,063)			1,510,815
		Principal Amount*
Corporate Bonds (Cost $142,004) 0.2%
[c,d]Baggot Securities Ltd., secured bond, 144A, 10.24%, Perpetual	Ireland	100,000 EUR	145,321
Total Investments before Short Term Investments
(Cost $49,482,024)			60,830,440
Short Term Investments 5.5%
U.S. Government and Agency Securities 5.5%
[e]U.S. Treasury Bills,
1/02/14	United States	1,800,000	1,800,000
[f]3/27/14	United States	890,000	889,876
[f]4/03/14	United States	800,000	799,866
Total U.S. Government and Agency Securities
(Cost $3,489,704)			3,489,742
Total Investments (Cost $52,971,728) 100.0%			64,320,182
Other Assets, less Liabilities 0.0%†			24,076
Net Assets 100.0%			$64,344,258

Annual Report | 27

Mutual International Fund

Statement of Investments, December 31, 2013 (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the value of this security was $2,494, representing less than
0.01% of net assets.
cPerpetual security with no stated maturity date.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
eThe security is traded on a discount basis with no stated coupon rate.
fSecurity or a portion of the security has been pledged as collateral for open forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $1,407,839, representing 2.19% of net assets.

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Date	Appreciation Depreciation
Euro	BANT	Buy	265,755	$362,591	1/17/14	$2,964	$(13)
Euro	BONY	Buy	11,054	15,212	1/17/14	—	(7)
Euro	BBU	Buy	23,867	32,681	1/17/14	148	—
Euro	HSBC	Buy	145,152	199,197	1/17/14	468	(9)
Euro	SSBT	Buy	5,484	7,543	1/17/14	—	—
Euro	BANT	Sell	2,527,660	3,307,054	1/17/14	—	(169,714)
Euro	BONY	Sell	71,063	94,763	1/17/14	—	(2,983)
Euro	BBU	Sell	2,339,193	3,054,659	1/17/14	—	(162,875)
Euro	FBCO	Sell	878,872	1,182,637	1/17/14	—	(26,241)
Euro	DBFX	Sell	353,317	466,745	1/17/14	—	(19,239)
Euro	HSBC	Sell	102,973	139,471	1/17/14	—	(2,167)
Euro	SCBT	Sell	426,990	579,471	1/17/14	—	(7,849)
Euro	SSBT	Sell	185,295	248,135	1/17/14	—	(6,736)
Japanese Yen	BONY	Buy	2,533,600	25,947	1/22/14	—	(1,883)
Japanese Yen	FBCO	Buy	4,579,730	46,722	1/22/14	—	(3,225)
Japanese Yen	DBFX	Buy	1,040,000	10,804	1/22/14	—	(926)
Japanese Yen	HSBC	Buy	2,568,524	26,090	1/22/14	—	(1,695)
Japanese Yen	BONY	Sell	3,300,000	33,246	1/22/14	1,904	—
Japanese Yen	FBCO	Sell	80,360,764	799,705	1/22/14	36,459	—
South Korean Won	FBCO	Buy	106,689,502	99,357	2/12/14	1,412	—
South Korean Won	HSBC	Buy	119,239,668	105,498	2/12/14	7,124	—
Swiss Franc	BONY	Buy	5,164	5,704	2/12/14	87	—
Swiss Franc	FBCO	Buy	232,149	251,312	2/12/14	9,022	—
Swiss Franc	SCBT	Buy	16,088	17,657	2/12/14	384	—
South Korean Won	BANT	Sell	1,104,653,270	983,643	2/12/14	—	(59,708)
Swiss Franc	BANT	Sell	1,680,134	1,833,503	2/12/14	548	(51,167)

28 | Annual Report

Mutual International Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Date	Appreciation Depreciation
Swiss Franc	BONY	Sell	136,000	$147,924	2/12/14	$—	$(4,588)
South Korean Won	FBCO	Sell	3,489,154,218	3,154,805	2/12/14	—	(140,721)
Swiss Franc	FBCO	Sell	384,716	415,151	2/12/14	—	(16,274)
South Korean Won	DBFX	Sell	2,042,785,328	1,818,963	2/12/14	—	(110,459)
South Korean Won	HSBC	Sell	1,427,802,954	1,313,556	2/12/14	635	(35,647)
Swiss Franc	HSBC	Sell	44,828	47,968	2/12/14	—	(2,302)
Swiss Franc	SCBT	Sell	112,322	124,497	2/12/14	—	(1,463)
Danish Krone	BANT	Sell	3,476,331	629,449	2/14/14	104	(11,846)
Danish Krone	BONY	Sell	278,500	50,578	2/14/14	—	(790)
Danish Krone	BBU	Sell	89,781	16,616	2/14/14	56	—
British Pound	BANT	Buy	148,235	241,655	2/19/14	3,724	—
British Pound	BBU	Buy	22,449	36,638	2/19/14	523	—
British Pound	HSBC	Buy	31,853	51,961	2/19/14	766	—
British Pound	SSBT	Buy	7,852	12,842	2/19/14	155	—
British Pound	BANT	Sell	6,762,671	10,529,555	2/19/14	—	(664,959)
British Pound	FBCO	Sell	921,543	1,458,087	2/19/14	—	(67,379)
British Pound	HSBC	Sell	202,106	323,257	2/19/14	—	(11,297)
British Pound	SCBT	Sell	384,229	615,135	2/19/14	—	(20,895)
Australian Dollar	HSBC	Buy	434,059	387,594	3/14/14	—	(1,977)
Australian Dollar	HSBC	Sell	1,627,777	1,498,921	3/14/14	52,808	—
Australian Dollar	SCBT	Sell	488,800	441,660	3/14/14	7,411	—
Canadian Dollar	HSBC	Buy	1,500	1,411	3/18/14	—	(1)
Canadian Dollar	SCBT	Buy	37,710	35,596	3/18/14	—	(159)
Canadian Dollar	BANT	Sell	47,462	45,794	3/18/14	1,193	—
Canadian Dollar	HSBC	Sell	2,942	2,844	3/18/14	79	—
Canadian Dollar	SCBT	Sell	313,497	302,830	3/18/14	8,231	—
Philippine Peso	BONY	Buy	5,127,800	117,275	3/20/14	—	(1,742)
Philippine Peso	BONY	Sell	28,278,680	661,706	3/20/14	24,566	—
Swedish Krona	BANT	Sell	2,314,131	349,420	5/12/14	—	(9,511)
Swedish Krona	BONY	Sell	661,200	100,156	5/12/14	—	(2,399)
Swedish Krona	BBU	Sell	901,932	137,740	5/12/14	—	(2,153)
Euro	BANT	Sell	3,053,930	4,107,539	5/15/14	—	(93,295)
Euro	BONY	Sell	100,000	135,424	5/19/14	—	(2,132)
Norwegian Krone	BANT	Buy	167,380	26,976	5/21/14	478	—
Norwegian Krone	BONY	Buy	153,400	24,962	5/21/14	200	—
Norwegian Krone	BANT	Sell	5,111,499	833,741	5/21/14	—	(4,636)
Norwegian Krone	BBU	Sell	241,280	38,928	5/21/14	—	(647)
Unrealized appreciation (depreciation)						161,449	(1,723,709)
Net unrealized appreciation (depreciation)							$(1,562,260)

[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 48.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Mutual International Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost	$52,971,728
Value	$64,320,182
Cash	16,540
Foreign currency, at value (cost $1,333,926)	1,332,618
Receivables:
Investment securities sold	277,654
Capital shares sold	107,939
Dividends and interest	76,117
Unrealized appreciation on forward exchange contracts	161,449
Total assets	66,292,499
Liabilities:
Payables:
Capital shares redeemed	57,276
Management fees	26,950
Distribution fees	40,016
Transfer agent fees	11,854
Unrealized depreciation on forward exchange contracts	1,723,709
Accrued expenses and other liabilities	88,436
Total liabilities	1,948,241
Net assets, at value	$64,344,258
Net assets consist of:
Paid-in capital	$53,709,908
Distributions in excess of net investment income	(233,787)
Net unrealized appreciation (depreciation)	9,786,727
Accumulated net realized gain (loss)	1,081,410
Net assets, at value	$64,344,258

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$14,731,683
Shares outstanding	926,747
Net asset value and maximum offering price per share	$15.90
Class A:
Net assets, at value	$35,318,933
Shares outstanding	2,229,954
Net asset value per share[a]	$15.84
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.81
Class C:
Net assets, at value	$14,198,167
Shares outstanding	905,658
Net asset value and maximum offering price per share[a]	$15.68
Class R:
Net assets, at value	$89,904
Shares outstanding	5,681
Net asset value and maximum offering price per share	$15.83
Class R6:
Net assets, at value	$5,571
Shares outstanding	351
Net asset value and maximum offering price per share	$15.87

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Mutual International Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends (net of foreign taxes of $74,910)	$1,444,286
Interest	1,935
Income from securities loaned	7,592
Total investment income	1,453,813
Expenses:
Management fees (Note 3a)	413,334
Administrative fees (Note 3b)	39,398
Distribution fees: (Note 3c)
Class A	81,963
Class C	122,021
Class R	333
Transfer agent fees: (Note 3e)
Class Z	20,370
Class A	45,590
Class C	20,580
Class R	113
Class R6	56
Custodian fees (Note 4)	12,490
Reports to shareholders	29,780
Registration and filing fees	74,278
Professional fees	91,871
Trustees’ fees and expenses	306
Other	23,171
Total expenses	975,654
Expense reductions (Note 4)	(107)
Expenses waived/paid by affiliates (Note 3f)	(167,198)
Net expenses	808,349
Net investment income	645,464
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,150,091
Foreign currency transactions	244,281
Net realized gain (loss)	1,394,372
Net change in unrealized appreciation (depreciation) on:
Investments	8,009,722
Translation of other assets and liabilities denominated in foreign currencies	(866,395)
Net change in unrealized appreciation (depreciation)	7,143,327
Net realized and unrealized gain (loss)	8,537,699
Net increase (decrease) in net assets resulting from operations	$9,183,163

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual International Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	20122012
Increase (decrease) in net assets:
Operations:
Net investment income	$645,464	$351,980
Net realized gain (loss) from investments and foreign currency transactions	1,394,372	661,985
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	7,143,327	2,943,747
Net increase (decrease) in net assets resulting from operations	9,183,163	3,957,712
Distributions to shareholders from:
Net investment income:
Class Z	(218,779)	(115,170)
Class A	(447,845)	(158,607)
Class C	(94,563)	(64,828)
Class R	(1,045)	(304)
Class R6	(94)	—
Net realized gains:
Class Z	(92,660)	(14,604)
Class A	(222,263)	(24,295)
Class C	(91,241)	(15,726)
Class R	(585)	(60)
Class R6	(36)	—
Total distributions to shareholders	(1,169,111)	(393,594)
Capital share transactions: (Note 2)
Class Z	2,483,765	2,221,368
Class A	12,890,819	7,357,121
Class C	1,795,889	7,084,634
Class R	35,105	23,912
Class R6	5,000	—
Total capital share transactions	17,210,578	16,687,035
Net increase (decrease) in net assets	25,224,630	20,251,153
Net assets:
Beginning of year	39,119,628	18,868,475
End of year	$64,344,258	$39,119,628
Distributions in excess of net investment income included in net assets:
End of year	$(233,787)	$(72,211)

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual International Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

34 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 35

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

36 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business

Annual Report | 37

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no

38 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
		2013	2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	532,453	$7,747,736	255,752	$3,273,550
Shares issued in reinvestment
of distributions	19,629	304,656	9,504	127,333
Shares redeemed	(387,998)	(5,568,627)	(92,397)	(1,179,515)
Net increase (decrease)	164,084	$2,483,765	172,859	$2,221,368

Annual Report | 39

Mutual International Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended December 31,
		2013	2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	1,274,923	$18,493,067	968,430	$12,495,160
Shares issued in reinvestment
of distributions	42,070	650,456	13,636	181,926
Shares redeemed	(432,923)	(6,252,704)	(416,449)	(5,319,965)
Net increase (decrease)	884,070	$12,890,819	565,617	$7,357,121
Class C Shares:
Shares sold	260,176	$3,760,594	611,983	$7,797,495
Shares issued in reinvestment
of distributions	12,115	185,013	6,112	80,306
Shares redeemed	(149,858)	(2,149,718)	(62,050)	(793,167)
Net increase (decrease)	122,433	$1,795,889	556,045	$7,084,634
Class R Shares:
Shares sold	10,728	$158,252	10,604	$137,476
Shares issued in reinvestment
of distributions	106	1,631	27	364
Shares redeemed	(8,221)	(124,778)	(8,563)	(113,928)
Net increase (decrease)	2,613	$35,105	2,068	$23,912
Class R6 Shares[a]:
Shares sold	351	$5,000

[a]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

40 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$38,226
CDSC retained	$714

Annual Report | 41

Mutual International Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $86,709, of which $57,422 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class Z, Class A, Class C and Class R of the Fund do not exceed 1.17%, and Class R6 does not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

During the year ended December 31, 2013, the Fund utilized $645,221 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $491,186.

42 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,034,231	$339,172
Long term capital gain	134,880	54,422
	$1,169,111	$393,594

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$53,251,286

Unrealized appreciation	$11,990,679
Unrealized depreciation	(921,783)
Net unrealized appreciation (depreciation)	$11,068,896

Distributable earnings – undistributed ordinary income	$46,400

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $35,081,756 and $19,478,860 respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 43

Mutual International Fund

Notes to Financial Statements (continued)

8. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$161,449	Unrealized depreciation on	$1,723,709
	forward exchange contracts		forward exchange contracts

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s
Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts			Realized	Appreciation
Not Accounted for as	Statement of		Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations		for the Year	for the Year
Foreign exchange
contracts	Net realized gain (loss) from foreign currency		$297,963	$(867,920)
transactions / Net change in unrealized
appreciation (depreciation) on translation
of other assets and liabilities denominated
in foreign currencies

For the year ended December 31, 2013, the average month end market value of derivatives represented 1.98% of average month end net assets. The average month end number of open derivative contracts for the year was 127.

At December 31, 2013, the Fund’s OTC derivative assets and liabilities are as follows:

Gross and Net Amounts of Assets and Liabilities Presented
in the Statement of Assets and Liabilities
			Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts			$161,449	$1,723,709

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

44 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

8. OTHER DERIVATIVE INFORMATION (continued)

At December 31, 2013, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Assets Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available	Collateral	Collateral	(Not less
	Liabilities	for Offset	Received	Received	than zero)
Counterparty
BANT	$9,011	$(9,011)	$—	$—	$—
BBU	727	(727)	—	—	—
BONY	26,757	(16,524)	—	—	10,233
DBFX	—	—	—	—	—
FBCO	46,893	(46,893)	—	—	—
HSBC	61,880	(55,095)	—	—	6,785
SCBT	16,026	(16,026)	—	—	—
SSBT	155	(155)	—	—	—
Total	$161,449	$(144,431)	$—	$—	$17,018

At December 31, 2013, the Fund’s OTC derivative liabilities which may be offset against the
Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of
	Liabilities Presented	Financial	Financial
	in the Statement	Instruments	Instruments	Cash	Net Amount
	of Assets and	Available	Collateral	Collateral	(Not less
	Liabilities	for Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$1,064,849	$(9,011)	$(985,457)	$—	$70,381
BBU	165,675	(727)	—	—	164,948
BONY	16,524	(16,524)	—	—	—
DBFX	130,624	—	(99,990)	—	30,634
FBCO	253,840	(46,893)	(206,947)	—	—
HSBC	55,095	(55,095)	—	—	—
SCBT	30,366	(16,026)	—	—	14,340
SSBT	6,736	(155)	—	—	6,581
Total	$1,723,709	$(144,431)	$(1,292,394)	$—	$286,884

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

Annual Report | 45

Mutual International Fund

Notes to Financial Statements (continued)

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

46 | Annual Report

Mutual International Fund

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Markets	$1,315,133	$—	$2,494	$1,317,627
Machinery	941,851	188,228	—	1,130,079
All Other Equity Investments[b]	58,237,413	—	—	58,237,413
Corporate Bonds	—	145,321	—	145,321
Short Term Investments	3,489,742	—	—	3,489,742
Total Investments in Securities	$63,984,139	$333,549	$2,494	$64,320,182
Forward Exchange Contracts	$—	$161,449	$—	$161,449
Liabilities:
Forward Exchange Contracts	—	1,723,709	—	1,723,709

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report | 47

Mutual International Fund

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty			Currency	Selected Portfolio

BANT -		Bank of America N.A.	EUR - Euro	ADR	- American Depositary Receipt
BBU	-	Barclays Bank PLC		IDR	- International Depositary Receipt
BONY -		Bank of New York Mellon
DBFX	-	Deutsche Bank AG
FBCO	-	Credit Suisse Group AG
HSBC -		HSBC Bank USA, N.A.
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust Co., N.A.

48 | Annual Report

Mutual International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual International Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual International Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2014

Annual Report | 49

Mutual International Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $134,880 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $271,626 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $876,288 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified Dividends
Class	Per Share	Per Share	Per Share
Class Z	$0.0172	$0.2823	$0.1505
Class A	$0.0172	$0.2514	$0.1338
Class C	$0.0172	$0.1648	$0.0880
Class R	$0.0172	$0.2353	$0.1254
Class R6	$0.0172	$0.1703	$0.0927

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

50 | Annual Report

Mutual International Fund

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

Annual Report | 51

Mutual International Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

52 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 53

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

54 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 55

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

56 | Annual Report

Mutual International Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 57

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

# Mutual International Fund

**Investment Manager**
Franklin Mutual Advisers, LLC

**Distributor**
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

**Shareholder Services**
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.

373 A 02/14

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

VALUE

# MUTUAL QUEST FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	33	Board Members and Officers	59
		Mutual Quest Fund	6	Notes to Financial Statements	38	Shareholder Information	64
		Performance Summary	12	Report of Independent
				Registered Public
		Your Fund’s Expenses	17
				Accounting Firm	57
		Financial Highlights and
				Tax Information	58
		Statement of Investments	19

Annual Report

Mutual Quest Fund

Your Fund’s Goals and Main Investments: Mutual Quest Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50%

of its assets in foreign securities.

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

This annual report for Mutual Quest Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual Quest Fund – Class Z delivered a +25.97% cumulative total return for the 12 months ended December 31, 2013. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +32.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided the housing

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 24.

6 | Annual Report

market recovery, evidenced by increased new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during the second half of 2013 and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

Annual Report | 7

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/13

% of Total
Net Assets
Oil, Gas & Consumable Fuels	8.6%
Insurance	8.1%
Tobacco	7.7%
Media	5.5%
Commercial Banks	4.9%
Software	4.2%
Energy Equipment & Services	3.3%
Wireless Telecommunication Services	3.3%
Metals & Mining	2.6%
Pharmaceuticals	2.6%

What is meant by “hedge”?
To hedge a position is to seek to reduce
the risk of adverse price movements
in an asset. Normally, a hedge is
implemented as an offsetting position in
a related security, such as a currency
forward contract.

What is a currency
forward contract?
A currency forward contract, also called
a “currency forward,” is an agreement
between the Fund and a counterparty
to buy or sell a foreign currency at a
specific exchange rate on a future date.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

8 | Annual Report

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value during the 12-month period. Three of the top contributors were U.K.-based mobile telephony operator Vodafone Group and insurers MetLife and American International Group (AIG).

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

MetLife shares appreciated during the period under review owing to solid quarterly results and a dividend increase. In the first half of the year, the U.S.-based life insurer reported better-than-expected earnings and an improvement in margins. In April, the company raised its quarterly dividend 49%, representing the company’s first increase since 2007. Efforts to rationalize capital allocation policies by shifting from capital-intensive to more capital-efficient businesses drove operational results while diversifying the company’s risk profile. At period-end, the company’s balance sheet remained strong and significant excess capital presented the potential for increased returns to shareholders, in our view.

Strong performance in its life and property and casualty segments and a general improvement in expense management helped AIG produce quarterly earnings results that topped consensus estimates. In May, independent credit rating agency Standard & Poor’s upgraded its rating for AIG’s property and casualty insurance business, supporting the stock’s performance. In the second half of 2013, continued operational improvements led to a reinstatement of the company’s dividend and the announcement of a $1 billion stock buyback plan.

During the period under review, some of the Fund’s investments negatively affected performance. These included U.K.-headquartered RSA Insurance Group, specialty telecommunications company Sorenson Communications and German engineering and steel conglomerate ThyssenKrupp.

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Vodafone Group PLC	3.2%
Wireless Telecommunication Services, U.K.
Royal Dutch Shell PLC, A	3.0%
Oil, Gas & Consumable Fuels, U.K.
Imperial Tobacco Group PLC	2.8%
Tobacco, U.K.
Apple Inc.	2.5%
Computers & Peripherals, U.S.
Apache Corp.	2.4%
Oil, Gas & Consumable Fuels, U.S.
Tribune Co., A	2.4%
Media, U.S.
Transocean Ltd.	2.4%
Energy Equipment & Services, U.S.
British American Tobacco PLC	2.4%
Tobacco, U.K.
Spirit Realty Capital Inc.	2.3%
Real Estate Investment Trusts, U.S.
CIT Group Inc.	2.3%
Commercial Banks, U.S.

Annual Report | 9

What is return on equity?
Return on equity is an amount,
expressed as a percentage, earned on
a company’s common stock investment
for a given period. Return on equity tells
common shareholders how effectually
their money is being employed.
Comparing percentages for current and
prior periods also reveals trends, and
comparison with industry composites
reveals how well a company is holding
its own against its competitors.

What is a futures contract?
A futures contract, also called a “future,”
is an agreement between the Fund and
a counterparty made through a U.S. or
foreign futures exchange to buy or sell
an asset at a specific price on a future
date.

After cutting its dividend early in 2013, RSA Insurance Group suffered substantial weather-related losses, which precluded the company from achieving its annual return on equity target. RSA’s share price came under additional pressure in November when the company announced it would suspend the chief executive officer, chief financial officer and claims director of its Irish unit amid an investigation into aggressive reserve accounting practices.

We held a debt position in Sorenson Communications, the largest U.S. company providing videophones, applications and video relay services to the hearing impaired. The company’s systems allow users to place and receive calls through a professional American Sign Language interpreter, providing deaf and hard-of-hearing individuals the functional equivalent of a voice telephone. Our investment in Sorenson debt declined following the Federal Communications Commission’s July announcement that it would cut reimbursement rates for telecommunications relay services.

Amid a difficult operating environment, ThyssenKrupp stock was negatively affected by slow progress on the sale of its Steel Americas operations and capital raising efforts undertaken to address the company’s low book value of equity. The announcement of an asset swap with Outokumpu, a Finnish stainless steel producer, also weighed on shares. The swap was announced in an effort to win regulatory approval for a previous transaction involving the sale of ThyssenKrupp’s stainless steel division to Outokumpu. The market reacted negatively to the news as the asset swap would extend the timeline for the completion of ThyssenKrupp’s restructuring efforts.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your participation in Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Mutual Quest Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Shawn Tumulty has been a portfolio manager for Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Mutual Quest Fund since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

Annual Report | 11

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: MQIFX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	1.63	$18.18	$16.55
Distributions (1/1/13–12/31/13)
Dividend Income	$0.5635
Short-Term Capital Gain	$1.1055
Long-Term Capital Gain	$0.9280
Total	$2.5970
Class A (Symbol: TEQIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	1.59	$18.00	$16.41
Distributions (1/1/13–12/31/13)
Dividend Income	$0.5094
Short-Term Capital Gain	$1.1055
Long-Term Capital Gain	$0.9280
Total	$2.5429
Class C (Symbol: TEMQX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	1.52	$17.76	$16.24
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3857
Short-Term Capital Gain	$1.1055
Long-Term Capital Gain	$0.9280
Total	$2.4192
Class R (Symbol: n/a)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	1.51	$17.84	$16.33
Distributions (1/1/13–12/31/13)
Dividend Income	$0.5248
Short-Term Capital Gain	$1.1055
Long-Term Capital Gain	$0.9280
Total	$2.5583
Class R6 (Symbol: n/a)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	0.03	$18.19	$18.16
Distributions (5/1/13–12/31/13)
Dividend Income	$0.5785
Short-Term Capital Gain	$1.1055
Long-Term Capital Gain	$0.9280
Total	$2.6120
12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.97%	+	84.95%	+	133.25%
Average Annual Total Return[2]		+	25.97%	+	13.09%	+	8.84%
Value of $10,000 Investment[3]			$12,597		$18,495		$23,325
Total Annual Operating Expenses[4]	0.90%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.61%	+	82.20%	+	126.08%
Average Annual Total Return[2]		+	18.40%	+	11.43%	+	7.86%
Value of $10,000 Investment[3]			$11,840		$17,178		$21,303
Total Annual Operating Expenses[4]	1.20%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.74%	+	75.90%	+	111.08%
Average Annual Total Return[2]		+	23.74%	+	11.96%	+	7.76%
Value of $10,000 Investment[3]			$12,374		$17,590		$21,108
Total Annual Operating Expenses[4]	1.90%
Class R			1-Year		3-Year		Inception (5/1/09)
Cumulative Total Return[1]		+	25.34%	+	37.13%	+	78.77%
Average Annual Total Return[2]		+	25.34%	+	12.36%	+	13.25%
Value of $10,000 Investment[3]			$12,534		$13,713		$17,877
Total Annual Operating Expenses[4]	1.40%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	14.83%
Aggregate Total Return[5]						+	14.83%
Value of $10,000 Investment[3]							$11,483
Total Annual Operating Expenses[4]	0.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

6. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,126.30	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23
Class A
Actual	$1,000	$1,125.10	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75
Class C
Actual	$1,000	$1,121.00	$9.78
Hypothetical (5% return before expenses)	$1,000	$1,015.98	$9.30
Class R
Actual	$1,000	$1,124.00	$7.12
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77
Class R6
Actual	$1,000	$1,126.60	$4.02
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.83%; A: 1.13%; C: 1.83%; R: 1.33%; and R6: 0.75%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

Mutual Quest Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.55	$16.24	$17.70	$17.24	$14.59
Income from investment operations[a]:
Net investment income[b]	0.54	0.43	0.51	0.41 [c]	0.16 [d]
Net realized and unrealized gains (losses)	3.68	1.61	(0.88)	1.34	2.84
Total from investment operations	4.22	2.04	(0.37)	1.75	3.00
Less distributions from:
Net investment income	(0.56)	(0.43)	(0.52)	(0.45)	(0.33)
Net realized gains	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	(2.59)	(1.73)	(1.09)	(1.29)	(0.35)
Net asset value, end of year	$18.18	$16.55	$16.24	$17.70	$17.24

Total return	25.97%	12.57%	(1.83)%	10.16%	20.61%

Ratios to average net assets
Expenses[e]	0.84%[f]	0.90%	0.86%	0.83%	0.90%[f]
Expenses incurred in connection with securities sold
short	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	2.93%	2.48%	2.90%	2.33%[c]	1.00%[d]

Supplemental data
Net assets, end of year (000’s)	$4,270,828	$3,582,856	$3,413,759	$3,701,894	$3,584,302
Portfolio turnover rate	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.
eIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Mutual Quest Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.41	$16.12	$17.57	$17.12	$14.50
Income from investment operations[a]:
Net investment income[b]	0.48	0.37	0.45	0.35 [c]	0.11 [d]
Net realized and unrealized gains (losses)	3.65	1.60	(0.86)	1.34	2.82
Total from investment operations	4.13	1.97	(0.41)	1.69	2.93
Less distributions from:
Net investment income	(0.51)	(0.38)	(0.47)	(0.40)	(0.29)
Net realized gains	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	(2.54)	(1.68)	(1.04)	(1.24)	(0.31)
Net asset value, end of year	$18.00	$16.41	$16.12	$17.57	$17.12

Total return[e]	25.61%	12.21%	(2.10)%	9.86%	20.20%

Ratios to average net assets
Expenses[f]	1.14%[g]	1.20%	1.16%	1.13%	1.21%[g]
Expenses incurred in connection with securities sold
short	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	2.63%	2.18%	2.60%	2.03%[c]	0.69%[d]

Supplemental data
Net assets, end of year (000’s)	$1,371,789	$1,101,808	$1,093,539	$1,194,746	$1,101,463
Portfolio turnover rate	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.24	$15.96	$17.39	$16.97	$14.38
Income from investment operations[a]:
Net investment income[b]	0.35	0.25	0.33	0.23 [c]	—[d,e]
Net realized and unrealized gains (losses)	3.59	1.59	(0.85)	1.30	2.79
Total from investment operations	3.94	1.84	(0.52)	1.53	2.79
Less distributions from:
Net investment income	(0.39)	(0.26)	(0.34)	(0.27)	(0.18)
Net realized gains	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	(2.42)	(1.56)	(0.91)	(1.11)	(0.20)
Net asset value, end of year	$17.76	$16.24	$15.96	$17.39	$16.97

Total return[f]	24.74%	11.42%	(2.82)%	9.08%	19.39%

Ratios to average net assets
Expenses[g]	1.84%[h]	1.90%	1.86%	1.83%	1.90%[h]
Expenses incurred in connection with securities sold short	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	1.93%	1.48%	1.90%	1.33%[c]	—%[e,i]

Supplemental data
Net assets, end of year (000’s)	$406,304	$333,908	$338,983	$392,134	$388,875
Portfolio turnover rate	63.41%	65.21%	107.25%	49.13%	37.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
dAmount rounds to less than $0.01 per share.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of adjustment, the ratio of net investment income to average net assets would have been 0.34%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Quest Fund

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.33	$16.05	$17.50	$17.07	$14.64
Income from investment operations[b]:
Net investment income[c]	0.50	0.33	0.41	0.32 [d]	0.05
Net realized and unrealized gains (losses)	3.56	1.60	(0.85)	1.33	2.71
Total from investment operations	4.06	1.93	(0.44)	1.65	2.76
Less distributions from:
Net investment income	(0.52)	(0.35)	(0.44)	(0.38)	(0.31)
Net realized gains	(2.03)	(1.30)	(0.57)	(0.84)	(0.02)
Total distributions	(2.55)	(1.65)	(1.01)	(1.22)	(0.33)
Net asset value, end of year	$17.84	$16.33	$16.05	$17.50	$17.07

Total return[e]	25.34%	11.99%	(2.31)%	9.65%	18.89%

Ratios to average net assets[f]
Expenses[g]	1.34%[h]	1.40%	1.36%	1.33%	1.40%[h]
Expenses incurred in connection with securities sold short	0.07%	0.11%	0.06%	0.02%	0.09%
Net investment income	2.43%	1.98%	2.40%	1.83%[d]	0.50%

Supplemental data
Net assets, end of year (000’s)	$853	$212	$193	$204	$99
Portfolio turnover rate	63.41%	65.21%	107.25%	49.13%	37.10%

aFor the period May 1, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Highlights (continued)

	Year Ended	Period Ended
Class R6	December 31, 2013	December 31 2013[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period		$18.16
Income from investment operations[b]:
Net investment income[c]		0.36
Net realized and unrealized gains (losses)		2.28
Total from investment operations		2.64
Less distributions from:
Net investment income		(0.58)
Net realized gains		(2.03)
Total distributions		(2.61)
Net asset value, end of period		$18.19

Total return[d]		14.83%

Ratios to average net assets[e]
Expenses before waiver, payments by affiliates and expense reduction[f]		2.00%
Expenses net of waiver, payments by affiliates and expense reduction[f]		0.77%[g]
Expenses incurred in connection with securities sold short		0.07%
Net investment income		3.00%

Supplemental data
Net assets, end of period (000’s)		$5
Portfolio turnover rate		63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes interest expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the period presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Quest Fund

Statement of Investments, December 31, 2013

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 71.1%
Auto Components 0.2%
[a,b] International Automotive Components Group Brazil LLC	Brazil	2,363,058	$460,371
[a,b,c] International Automotive Components Group North America, LLC	United States	18,661,349	10,558,964
			11,019,335
Automobiles 1.6%
[a,d,e] General Motors Co.	United States	1,786,908	73,030,930
[a] General Motors Co., wts., 7/10/16	United States	490,011	15,268,743
[a] General Motors Co., wts., 7/10/19	United States	484,626	11,209,399
			99,509,072
Capital Markets 0.0%†
[a] China Cinda Asset Management Co. Ltd., H	China	2,727,387	1,695,307
Chemicals 0.0%
[a,f,g] Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
Commercial Banks 4.9%
BB&T Corp.	United States	1,050,707	39,212,385
CIT Group Inc.	United States	2,645,447	137,907,152
Guaranty Bancorp	United States	347,127	4,877,134
PNC Financial Services Group Inc.	United States	376,558	29,213,370
SunTrust Banks Inc.	United States	1,495,657	55,055,134
Wells Fargo & Co.	United States	634,914	28,825,096
			295,090,271
Computers & Peripherals 2.5%
Apple Inc.	United States	271,440	152,307,699
Construction & Engineering 2.2%
Vinci SA	France	2,007,750	131,786,414
Consumer Finance 0.0%†
[a] Comdisco Holding Co. Inc.	United States	997	5,384
Diversified Financial Services 1.0%
Capmark Financial Group Inc.	United States	4,885,536	19,542,144
Deutsche Boerse AG	Germany	470,260	38,939,924
			58,482,068
Diversified Telecommunication Services 1.5%
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
TDC AS	Denmark	8,437,906	81,833,811
Telenor ASA	Norway	372,076	8,870,783
			90,704,594
Electric Utilities 2.4%
Entergy Corp.	United States	739,049	46,759,630
Exelon Corp.	United States	3,599,987	98,603,644
			145,363,274
Energy Equipment & Services 3.3%
Fugro NV, IDR	Netherlands	414,106	24,672,344
[a] Rowan Cos. PLC	United States	962,370	34,029,404
Transocean Ltd.	United States	2,903,098	143,471,103
			202,172,851

24 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 0.3%
Metro AG	Germany	423,534	$20,506,499
Health Care Equipment & Supplies 1.6%
Medtronic Inc.	United States	1,681,862	96,522,060
Health Care Providers & Services 0.5%
WellPoint Inc.	United States	314,120	29,021,547
Independent Power Producers & Energy Traders 0.9%
NRG Energy Inc.	United States	1,920,171	55,147,311
Insurance 8.1%
Aegon NV	Netherlands	7,676,795	72,458,815
Ageas	Belgium	1,781,081	75,823,686
American International Group Inc.	United States	1,953,436	99,722,908
[a,b,h] Imagine Group Holdings Ltd.	Bermuda	350,236	2,558,824
MetLife Inc.	United States	1,075,331	57,981,848
[a,b] Olympus Re Holdings Ltd.	United States	97,300	—
RSA Insurance Group PLC	United Kingdom	51,042,567	77,315,939
White Mountains Insurance Group Ltd.	United States	171,770	103,591,052
			489,453,072
Leisure Equipment & Products 0.5%
[a,b] Eastman Kodak Co.	United States	869,627	28,675,515
[a] Eastman Kodak Co., wts., 9/03/18	United States	38,301	747,636
[a] Eastman Kodak Co., wts., 9/03/18	United States	38,301	700,142
			30,123,293
Media 5.5%
CBS Corp., B	United States	745,740	47,533,468
Comcast Corp., Special A	United States	645,504	32,197,740
RTL Group SA	Germany	831,935	107,372,158
[a] Tribune Co., A	United States	1,152,442	89,199,011
[a] Tribune Co., B	United States	706,604	54,479,168
			330,781,545
Metals & Mining 2.6%
Freeport-McMoRan Copper & Gold Inc., B	United States	2,018,617	76,182,605
[a] ThyssenKrupp AG	Germany	3,241,059	78,863,372
			155,045,977
Multi-Utilities 0.2%
GDF Suez	France	591,467	13,907,856
Multiline Retail 0.6%
Kohl’s Corp.	United States	642,200	36,444,850
Oil, Gas & Consumable Fuels 8.6%
Apache Corp.	United States	1,672,070	143,697,696
BG Group PLC	United Kingdom	1,601,310	34,411,259
BP PLC	United Kingdom	13,712,227	110,839,714
CONSOL Energy Inc.	United States	743,531	28,283,919
Royal Dutch Shell PLC, A	United Kingdom	5,168,694	184,172,587
[a] WPX Energy Inc.	United States	991,269	20,202,062
			521,607,237
			Annual Report | 25

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Paper & Forest Products 0.3%
Domtar Corp.	United States	198,808	$18,755,547
Pharmaceuticals 2.6%
[a] Hospira Inc.	United States	652,451	26,933,177
Novartis AG	Switzerland	194,910	15,556,967
Teva Pharmaceutical Industries Ltd., ADR	Israel	2,789,874	111,818,150
			154,308,294
Real Estate Investment Trusts (REITs) 2.3%
Spirit Realty Capital Inc.	United States	14,148,165	139,076,462
Real Estate Management & Development 0.7%
[g] Canary Wharf Group PLC	United Kingdom	8,298,072	42,884,142
Semiconductors & Semiconductor Equipment 1.0%
Altera Corp.	United States	204,357	6,647,733
[a] ON Semiconductor Corp.	United States	3,208,509	26,438,114
[a] Spansion Inc., A	United States	1,920,005	26,668,870
			59,754,717
Software 4.2%
[a] Check Point Software Technologies Ltd.	Israel	1,796,746	115,926,052
Microsoft Corp.	United States	2,470,111	92,456,255
Symantec Corp.	United States	1,932,746	45,574,150
			253,956,457
Tobacco 7.7%
Altria Group Inc.	United States	2,026,480	77,796,567
British American Tobacco PLC	United Kingdom	2,658,418	142,495,148
Imperial Tobacco Group PLC	United Kingdom	4,386,398	169,782,827
Lorillard Inc.	United States	938,574	47,566,930
Philip Morris International Inc.	United States	298,690	26,024,860
			463,666,332
Wireless Telecommunication Services 3.3%
[a] T-Mobile U.S. Inc.	United States	248,578	8,362,164
Vodafone Group PLC	United Kingdom	48,843,260	191,745,204
			200,107,368
Total Common Stocks and Other Equity Interests
(Cost $3,184,755,184)			4,299,206,835
Preferred Stocks (Cost $5,798,234) 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Samsung Electronics Co. Ltd., pfd.	South Korea	6,316	6,060,393
Corporate Bonds, Notes and Senior Floating Rate
Interests 14.5%
[i] American Airlines Inc., senior secured note, 144A, 7.50%,
3/15/16	United States	62,380,200	65,031,359

26 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
Avaya Inc.,
[i] senior note, 144A, 10.50%, 3/01/21	United States	19,943,000		$19,344,710
[i] senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000		13,792,955
[j,k] Tranche B-3 Term Loan, 4.736%, 10/26/17	United States	21,277,852		20,807,974
[j,k] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	5,189,570		5,264,170
[j,k] Caesars Entertainment Operating Co. Inc., Senior Tranche Term
Loan, first lien, 1/28/18,
B5, 4.488%	United States	7,586,000		7,162,451
B6, 5.488%	United States	36,163,000		34,600,541
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	11,279,000		11,842,950
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000		38,301,175
[j,k] Tranche B Term Loan, 3.819%, 1/29/16	United States	676,455		657,091
[j,k] Tranche C Term Loan, 3.819%, 1/29/16	United States	108,007		103,653
[j,k] Tranche D Term Loan, 6.919%, 1/30/19	United States	45,389,937		43,460,865
[j,k] Tranche E Term Loan, 7.669%, 7/30/19	United States	14,586,689		14,404,355
[j,k] Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	14,771,770		14,736,613
Second Lien Term Loan, 10.75%, 9/03/20	United States	39,590,000		39,886,925
[j,k] Gatehouse Media Intermediate Holdco Inc., Term Loan,
11.165%, 11/15/19	United States	50,000,000		49,482,000
[j,k] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	24,873,950		24,338,464
[j,k] Lee Enterprises Inc.,
First Lien Extended Term Loan, 7.50%, 12/31/15	United States	17,007,509		16,911,705
Second Lien Term Loan, 15.00%, 4/03/17	United States	41,437,970		43,095,488
[j,k] Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%,
8/21/20	United States	42,552,000		43,509,420
[j,k,l] Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%,
12/18/20	United States	24,748,000		25,366,700
NGPL PipeCo LLC,
[i] secured note, 144A, 7.119%, 12/15/17	United States	11,037,000		10,043,670
[i,m] senior secured note, 144A, 9.625%, 6/01/19	United States	16,383,000		16,096,298
[j,k] Term Loan B, 6.75%, 9/15/17	United States	972,761		909,836
Sorenson Communications Inc.,
[j,k] First Lien Term Loan, 9.50%, 10/31/14	United States	68,719,708		69,868,632
[i] senior secured note, 144A, 10.50%, 2/01/15	United States	188,203,000		141,152,250
[j,k] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan,
4.668%, 10/10/17	United States	101,650,473		70,215,064
Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	53,359,000		3,735,130
[i] senior secured note, 144A, 11.50%, 10/01/20	United States	39,724,000		29,395,760
[i] Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	1,118,000		1,190,670
third lien	Italy	2,610,000	EUR	3,823,839
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $893,666,896)				878,532,713

Annual Report | 27

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*		Value
Corporate Bonds and Notes in Reorganization 3.2%
[b,n] Broadband Ventures III LLC, secured promissory note, 5.00%,
2/01/12	United States	9,272		$—
[j,n] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	20,598,549		16,169,861
[n] Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	76,472,000		75,401,622
2.125%, 4/15/14	Canada	12,797,000		12,741,013
[n] Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	44,307,000		51,783,806
10.75%, 7/15/16	Canada	20,475,000		24,058,125
[n] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000		10,631,520
[j,k,n] Vertis Inc., senior secured Term Loan, 11.75%, 12/23/15	United States	75,168,887		1,338,758
Total Corporate Bonds and Notes in Reorganization
(Cost $222,419,818)				192,124,705

		Shares
Companies in Liquidation 3.4%
[a] Adelphia Recovery Trust	United States	38,254,708		76,509
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	4,899,492		2,450
[a,f,g] Century Communications Corp., Contingent Distribution	United States	13,497,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	16,133,491		—
[a,h,i] KGen Power Corp., 144A	United States	5,377,461		2,957,604
[a,o] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	454,066,643		204,329,989
[a,f,g] Tribune Litigation Trust, Contingent Distribution	United States	1,496,073		—
Total Companies in Liquidation (Cost $204,135,934)				207,366,552

		Principal Amount*
Asset-Backed Securities 0.5%
Diversified Financial Services 0.5%
Master Asset Vehicle, 2009-2,
[j] A2, FRN, 0.775%, 1/22/17	Canada	8,500,000	CAD	7,162,359
B, zero cpn., 7/15/56	Canada	29,000,000	CAD	23,634,939
Total Asset-Backed Securities (Cost $27,036,547)				30,797,298
Municipal Bonds (Cost $46,389,752) 0.7%
New Jersey EDA Energy Facility Revenue, ARC Energy Partners,
Series B, 12.00%, 12/01/30	United States	45,225,000		41,913,625

	Counterparty	Number of Contracts
Options Purchased (Cost $1,651,098) 0.0%†
Calls – Exchange-Traded
Energy Equipment & Services 0.0%†
Transocean Ltd., January Strike Price $60, Expires 1/17/15	United States	3,500		481,250
Total Investments before Short Term Investments
(Cost $4,585,853,463)				5,656,483,371

28 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*	Value
Short Term Investments 6.0%
U.S. Government and Agency Securities 6.0%
[e,p] U.S. Treasury Bills,
4/24/14	United States	64,000,000	$63,988,800
1/02/14 - 6/26/14	United States	295,500,000	295,483,886
Total U.S. Government and Agency Securities
(Cost $359,454,805)			359,472,686
Total Investments before Money Market Funds
(Cost $4,945,308,268)			6,015,956,057

		Shares
[q] Investments from Cash Collateral Received for Loaned
Securities (Cost $2,210,890) 0.0%†
Money Market Funds 0.0%†
[r] BNY Mellon Overnight Government Fund, 0.017%	United States	2,210,890	2,210,890
Total Investments (Cost $4,947,519,158) 99.5%			6,018,166,947
Options Written (0.0)%†			(3,031,500)
Securities Sold Short (0.9)%			(52,521,046)
Other Assets, less Liabilities 1.4%			87,164,272
Net Assets 100.0%			$6,049,778,673

		Number of Contracts
[s] Options Written (0.0)%†
Calls – Exchange-Traded
Automobiles (0.0)%†
General Motors Co., January Strike Price $40, Expires 1/18/14	United States	3,000	$(474,000)
Puts – Exchange-Traded
Automobiles (0.0)%†
General Motors Co., January Strike Price $32, Expires 1/17/15	United States	2,000	(346,000)
General Motors Co., January Strike Price $35, Expires 1/17/15	United States	2,000	(516,000)
			(862,000)
Energy Equipment & Services (0.0)%†
Transocean Ltd., January Strike Price $52.50, Expires 1/18/14	United States	5,000	(1,662,500)
Pharmaceuticals (0.0)%†
Teva Pharmaceutical Industries Ltd., ADR, January Strike Price
$37.50, Expires 1/18/14	Israel	3,000	(33,000)
			(2,557,500)
Total Options Written
(Premiums Received $5,365,918)			$(3,031,500)

Annual Report | 29

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*	Value
[t] Securities Sold Short (0.9)%
Corporate Notes (0.9)%
NRG Energy Inc., senior note, 7.875%, 5/15/21	United States	20,000,000	$(22,250,000)
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	14,821,000	(16,580,994)
Vulcan Materials Co., senior note,
6.50%, 12/01/16	United States	8,256,000	(9,288,000)
7.00%, 6/15/18	United States	3,853,000	(4,402,052)
Total Securities Sold Short (Proceeds $48,840,114)			$(52,521,046)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dA portion or all of the security is held in connection with written option contracts open at year end.
eSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forward and written options contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $123,641,260, representing 2.04% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $42,884,142, representing 0.71% of net assets.
hSee Note 11 regarding holdings of 5% voting securities.
iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $302,829,115, representing 5.01% of net assets.
jThe coupon rate shown represents the rate at period end.
kSee Note 1(g) regarding senior floating rate interests.
lSecurity purchased on a when-issued basis. See Note 1(c).
mA portion or all of the security is on loan at December 31, 2013. See Note 1(f).
nSee Note 8 regarding credit risk and defaulted securities.
oBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 1(f) regarding securities on loan.
rThe rate shown is the annualized seven-day yield at period end.
sSee Note 1(d) regarding written options.
tSee Note 1(e) regarding securities sold short.

30 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

		Number of		Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short		800	$137,880,000	3/17/14	$—	$(593,246)
GBP/USD	Short		961	99,451,488	3/17/14	—	(925,170)
Unrealized appreciation (depreciation)						—	(1,518,416)
Net unrealized appreciation (depreciation)							$(1,518,416)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Sell	18,268,973	$24,150,457	1/17/14	$—	$(978,306)
Euro	BBU	Sell	11,466,129	14,973,159	1/17/14	—	(798,370)
Euro	DBFX	Sell	4,474,779	5,915,676	1/17/14	—	(239,331)
Euro	FBCO	Sell	6,317,192	8,411,498	1/17/14	—	(277,727)
Euro	HSBC	Sell	893,018	1,186,107	1/17/14	—	(42,230)
Euro	SSBT	Sell	100,000	133,864	1/17/14	—	(3,685)
British Pound	BANT	Sell	52,036,171	79,335,956	1/21/14	—	(6,818,587)
British Pound	DBFX	Sell	24,178,155	36,704,857	1/21/14	—	(3,326,103)
British Pound	FBCO	Sell	2,659,173	4,246,480	1/21/14	—	(156,223)
British Pound	SCBT	Sell	486,016	775,720	1/21/14	—	(28,960)
Swiss Franc	BANT	Sell	11,332,914	12,350,986	2/12/14	—	(357,880)
Swiss Franc	BBU	Sell	150,000	168,100	2/12/14	—	(112)
Swiss Franc	BONY	Buy	326,435	365,197	2/12/14	2,162	(1,291)
Swiss Franc	FBCO	Buy	336,189	369,754	2/12/14	7,252	—
Swiss Franc	FBCO	Sell	527,646	570,080	2/12/14	—	(21,629)
South Korean Won	HSBC	Buy	189,480,000	179,262	2/12/14	—	(297)
South Korean Won	HSBC	Sell	6,587,588,000	6,114,374	2/12/14	373	(108,012)
Swiss Franc	HSBC	Sell	120,605	128,743	2/12/14	—	(6,505)
Swiss Franc	SCBT	Buy	430,505	480,013	2/12/14	3,416	(655)
Swiss Franc	SCBT	Sell	477,249	529,264	2/12/14	—	(5,929)
Danish Krone	BANT	Sell	434,315,679	78,419,139	2/14/14	—	(1,688,034)
Danish Krone	BBU	Sell	6,683,698	1,236,973	2/14/14	4,201	—
Danish Krone	BONY	Buy	6,054,161	1,093,444	2/14/14	23,213	—
British Pound	BANT	Sell	48,610,224	75,597,768	2/19/14	—	(4,868,636)
British Pound	BBU	Sell	23,609,852	36,703,876	2/19/14	—	(2,378,435)
British Pound	SCBT	Sell	6,821,523	11,047,057	2/19/14	—	(244,877)
Euro	BANT	Sell	12,437,597	16,620,864	2/28/14	—	(487,040)
Euro	BBU	Sell	31,697,145	42,232,483	2/28/14	—	(1,366,916)
Euro	BONY	Sell	30,610	40,257	2/28/14	—	(1,847)
Euro	FBCO	Sell	7,666,877	10,339,683	2/28/14	—	(206,101)
Euro	HSBC	Sell	34,662,482	46,253,835	2/28/14	—	(1,424,383)
Euro	SCBT	Buy	9,657,402	13,230,697	2/28/14	53,052	—
Euro	SCBT	Sell	9,990,850	13,568,690	2/28/14	—	(173,717)
Canadian Dollar	SCBT	Sell	29,333,799	28,313,088	3/18/14	747,627	—
Euro	BANT	Buy	1,430,151	1,968,241	4/16/14	—	(1,071)
Euro	BANT	Sell	64,928,306	88,245,684	4/16/14	—	(1,063,097)

						Annual Report | 31

Mutual Quest Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BBU	Buy	559,462	$768,395	4/16/14	$1,144	$—
Euro	BBU	Sell	71,453,339	97,155,463	4/16/14	—	(1,128,491)
Euro	BONY	Buy	1,003,358	1,380,731	4/16/14	—	(614)
Euro	BONY	Sell	156,863	214,975	4/16/14	—	(790)
Euro	FBCO	Sell	1,101,411	1,513,762	4/16/14	—	(1,227)
Euro	HSBC	Buy	2,673,559	3,670,404	4/16/14	9,277	(2,205)
Euro	HSBC	Sell	1,474,642	2,026,028	4/16/14	102	(2,442)
Euro	SCBT	Buy	3,076,859	4,232,473	4/16/14	2,983	(3,241)
Euro	SSBT	Buy	1,119,446	1,540,240	4/16/14	56	(499)
Euro	SSBT	Sell	373,231	511,315	4/16/14	—	(2,063)
British Pound	BANT	Sell	28,333,750	45,926,409	4/22/14	—	(952,423)
British Pound	FBCO	Sell	19,499,621	31,433,389	4/22/14	—	(829,176)
British Pound	HSBC	Sell	370,131	593,253	4/22/14	—	(19,137)
British Pound	SCBT	Sell	34,124,336	55,008,430	4/22/14	—	(1,451,058)
Euro	BANT	Sell	30,720,652	41,302,995	5/15/14	—	(954,803)
Euro	BANT	Sell	706,413	950,795	5/19/14	—	(20,916)
Euro	HSBC	Sell	3,994,567	5,386,374	5/19/14	—	(108,382)
Euro	SCBT	Sell	2,906,977	3,924,157	5/19/14	—	(74,556)
British Pound	BANT	Buy	12,877,458	21,057,585	5/21/14	243,299	—
Norwegian Krone	BANT	Buy	25,684,048	4,197,684	5/21/14	14,958	—
British Pound	BANT	Sell	1,705,260	2,765,222	5/21/14	—	(55,485)
Norwegian Krone	BANT	Sell	108,784,909	17,742,633	5/21/14	—	(100,031)
British Pound	BBU	Buy	442,158	721,513	5/21/14	9,870	—
Norwegian Krone	BBU	Buy	34,679,000	5,676,615	5/21/14	11,359	—
British Pound	BBU	Sell	47,903,184	77,006,763	5/21/14	—	(2,230,937)
British Pound	HSBC	Sell	33,819,386	54,381,573	5/21/14	—	(1,559,810)
Unrealized appreciation (depreciation)						1,134,344	(36,574,272)
Net unrealized appreciation (depreciation)							$(35,439,928)

[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 56.

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,943,932,216
Cost - Non-controlled affiliated issuers (Note 11)	3,586,942
Total cost of investments	$4,947,519,158
Value - Unaffiliated issuers	$6,012,650,519
Value - Non-controlled affiliated issuers (Note 11)	5,516,428
Total value of investments (includes securities loaned in the amount of $2,150,693)	6,018,166,947
Cash	1,363,218
Foreign currency, at value (cost $38,211,706)	38,146,945
Receivables:
Investment securities sold	29,708,778
Capital shares sold	4,364,088
Dividends and interest	38,014,720
Due from brokers	54,138,078
Unrealized appreciation on forward exchange contracts	1,134,344
Other assets	5,705
Total assets	6,185,042,823
Liabilities:
Payables:
Investment securities purchased	27,975,303
Capital shares redeemed	6,766,899
Management fees	2,993,877
Administrative fees	383,203
Distribution fees	1,345,837
Transfer agent fees	736,452
Trustees’ fees and expenses	238,467
Variation margin	136,289
Options written, at value (premiums received $5,365,918)	3,031,500
Securities sold short, at value (proceeds $48,840,114)	52,521,046
Payable upon return of securities loaned	2,210,890
Unrealized depreciation on forward exchange contracts	36,574,272
Accrued expenses and other liabilities	350,115
Total liabilities	135,264,150
Net assets, at value	$6,049,778,673
Net assets consist of:
Paid-in capital	$5,021,138,886
Distributions in excess of net investment income	(5,986,981)
Net unrealized appreciation (depreciation)	1,032,515,038
Accumulated net realized gain (loss)	2,111,730
Net assets, at value	$6,049,778,673

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Quest Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$4,270,828,170
Shares outstanding	234,913,228
Net asset value and maximum offering price per share	$18.18
Class A:
Net assets, at value	$1,371,788,834
Shares outstanding	76,223,126
Net asset value per share[a]	$18.00
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.10
Class C:
Net assets, at value	$406,304,092
Shares outstanding	22,876,872
Net asset value and maximum offering price per share[a]	$17.76
Class R:
Net assets, at value	$852,574
Shares outstanding	47,795
Net asset value and maximum offering price per share	$17.84
Class R6:
Net assets, at value	$5,003
Shares outstanding	275
Net asset value and maximum offering price per share	$18.19

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends	$112,516,518
Interest	97,955,427
Income from securities loaned	130,417
Total investment income	210,602,362
Expenses:
Management fees (Note 3a)	33,293,499
Administrative fees (Note 3b)	4,253,432
Distribution fees: (Note 3c)
Class A	3,740,627
Class B	1,187
Class C	3,695,343
Class R	1,857
Transfer agent fees: (Note 3e)
Class Z	3,215,270
Class A	1,009,394
Class B	100
Class C	299,044
Class R	274
Class R6	44
Custodian fees (Note 4)	181,052
Reports to shareholders	292,200
Registration and filing fees	150,974
Professional fees	279,861
Trustees’ fees and expenses	155,574
Interest on securities sold short	3,844,952
Other	78,489
Total expenses	54,493,173
Expense reductions (Note 4)	(2,866)
Expenses waived/paid by affiliates (Note 3f)	(43)
Net expenses	54,490,264
Net investment income	156,112,098

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Quest Fund

Financial Statements (continued)

Statement of Operations (continued)
for the year ended December 31, 2013

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	$498,833,418
Non-controlled affiliated issuers (Note 11)	(8,685,108)
Written options	17,667,214
Foreign currency transactions	(15,949,943)
Futures contracts	(7,981,684)
Securities sold short	(865,159)
Net realized gain (loss)	483,018,738
Net change in unrealized appreciation (depreciation) on:
Investments	643,847,317
Translation of other assets and liabilities denominated in foreign currencies	(13,181,828)
Net change in unrealized appreciation (depreciation)	630,665,489
Net realized and unrealized gain (loss)	1,113,684,227
Net increase (decrease) in net assets resulting from operations	$1,269,796,325

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$156,112,098	$117,375,302
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	483,018,738	463,982,335
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	630,665,489	2,687,835
Net increase (decrease) in net assets resulting from operations	1,269,796,325	584,045,472
Distributions to shareholders from:
Net investment income:
Class Z	(119,200,085)	(86,884,671)
Class A	(34,924,178)	(23,626,019)
Class C	(7,984,041)	(4,903,811)
Class R	(20,663)	(4,061)
Class R6	(159)	—
Net realized gains:
Class Z	(429,707,917)	(261,883,836)
Class A	(138,766,536)	(81,468,806)
Class B	—	(119,634)
Class C	(41,877,771)	(25,106,344)
Class R	(71,953)	(15,734)
Class R6	(560)	—
Total distributions to shareholders	(772,553,863)	(484,012,916)
Capital share transactions: (Note 2)
Class Z	329,356,966	99,292,533
Class A	162,496,969	(14,699,365)
Class B	(990,999)	(6,323,745)
Class C	41,284,507	(11,976,468)
Class R	651,940	16,981
Class R6	5,000	—
Total capital share transactions	532,804,383	66,309,936
Net increase (decrease) in net assets	1,030,046,845	166,342,492
Net assets:
Beginning of year	5,019,731,828	4,853,389,336
End of year	$6,049,778,673	$5,019,731,828
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of year	$(5,986,981)	$1,981,649

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Quest Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves,

38 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 39

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be

40 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position of $35,454,570 and the aggregate value of collateral pledged for such contracts was $30,761,376.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

Annual Report | 41

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counter-party to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

42 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has

Annual Report | 43

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Income and Deferred Taxes (continued)

determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

44 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
k.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	11,698,858	$217,333,009	9,807,945	$168,953,685
Shares issued in reinvestment of
distributions	29,082,475	524,878,902	19,782,561	332,370,140
Shares redeemed	(22,293,224)	(412,854,945)	(23,313,362)	(402,031,292)
Net increase (decrease)	18,488,109	$329,356,966	6,277,144	$99,292,533
Class A Shares:
Shares sold	12,521,572	$230,284,598	8,770,043	$149,858,561
Shares issued in reinvestment of
distributions	9,440,266	168,652,419	6,123,013	102,021,441
Shares redeemed	(12,865,192)	(236,440,048)	(15,603,877)	(266,579,367)
Net increase (decrease)	9,096,646	$162,496,969	(710,821)	$(14,699,365)
Class B Shares[a]:
Shares sold	619	$10,718	3,030	$51,346
Shares issued in reinvestment of
distributions	—	—	6,505	109,113
Shares redeemed	(58,326)	(1,001,717)	(386,598)	(6,484,204)
Net increase (decrease)	(57,707)	$(990,999)	(377,063)	$(6,323,745)
Class C Shares:
Shares sold	2,814,368	$51,317,041	1,740,897	$29,377,738
Shares issued in reinvestment of
distributions	2,705,655	47,704,834	1,725,746	28,458,374
Shares redeemed	(3,207,256)	(57,737,368)	(4,137,143)	(69,812,580)
Net increase (decrease)	2,312,767	$41,284,507	(670,500)	$(11,976,468)
Class R Shares:
Shares sold	33,864	$637,240	6,047	$102,759
Shares issued in reinvestment of
distributions	5,249	92,616	1,193	19,794
Shares redeemed	(4,282)	(77,916)	(6,316)	(105,572)
Net increase (decrease)	34,831	$651,940	924	$16,981

Annual Report | 45

Mutual Quest Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)
Year Ended December 31,
2013
	Shares	Amount
Class R6 Shares[b]:
Shares sold	275	$5,000

[a]Effective March 22, 2013, all Class B shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to December 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary		Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)		Investment manager
Franklin Templeton Services, LLC (FT Services)		Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)		Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)		Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $7 billion
0.550%	Over $7 billion, up to and including $10 billion
0.540%	In excess of $10 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

46 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$607,804
CDSC retained	$18,522

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $4,524,126, of which $2,531,303 was retained by Investor Services.

Annual Report | 47

Mutual Quest Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees of the Fund do not exceed 0.01% until April 30, 2014.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013	$238,467
[b]Decrease in projected benefit obligation	$7,403
Benefit payments made to retired trustees	$6,697

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $9,371,000.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$494,364,532	$300,332,766
Long term capital gain	278,189,331	183,680,150
	$772,553,863	$484,012,916
48 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,981,594,688
Unrealized appreciation	$1,228,044,078
Unrealized depreciation	(191,471,819)
Net unrealized appreciation (depreciation)	$1,036,572,259

Undistributed ordinary income	$10,174,376
Undistributed long term capital gains	1,908,076
Distributable earnings	$12,082,452

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $3,149,341,528 and $3,088,941,850, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2012	34,733	$2,437,366
Options written	172,785	35,414,543
Options expired	(39,213)	(2,592,017)
Options exercised	(24,650)	(4,326,078)
Options closed	(128,655)	(25,567,896)
Options outstanding at December 31, 2013	15,000	$5,365,918

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

Annual Report | 49

Mutual Quest Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $192,124,705, representing 3.18% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured
	promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—
869,627	[a] Eastman Kodak Co.	9/03/13	10,383,346	28,675,515
16,133,491	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
350,236	Imagine Group Holdings Ltd.	8/31/04	3,586,942	2,558,824
2,363,058	International Automotive Components
	Group Brazil LLC	4/13/06 - 12/26/08	1,569,318	460,371
18,661,349	International Automotive Components
	Group North America, LLC	1/02/06 - 3/18/13	15,279,344	10,558,964
97,300	Olympus Re Holdings Ltd.	12/19/01	9,115,166	—
	Total Restricted Securities
	(Value is 0.70% of Net Assets)		$39,943,388	$42,253,674

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $56,071,316 as of December 31, 2013.

50 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$1,134,344	Unrealized depreciation on	$38,092,688	[a]
	forward exchange contracts		forward exchange contracts /
			Net assets consist of – net
			unrealized appreciation
			(depreciation)

Equity contracts	Investments, at value	481,250	Options written, at value	3,031,500

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts		Realized Gain	Change in Unrealized
Not Accounted for as	Statement of Operations	(Loss) for the	Appreciation (Depreciation)
Hedging Instruments	Locations	Year	for the Year
Foreign exchange
contracts	Net realized gain (loss) from foreign	$(23,738,661)	$(13,277,687)
	currency transactions and futures
	contracts / Net change in unrealized
	appreciation (depreciation) on translation
	of other assets and liabilities denominated
	in foreign currencies

Equity contracts	Net realized gain (loss) from investments	2,466,413	(13,195,683)
	and written options / Net change in unrealized
	appreciation (depreciation) on investments

For the year ended December 31, 2013, the average month end fair value of derivatives represented 0.60% of average month end net assets. The average month end number of open derivative contracts for the year was 140.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

Annual Report | 51

Mutual Quest Fund

Notes to Financial Statements (continued)

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of			Number of
	Shares			Shares	Value at		Realized
	Held at Beginning	Gross	Gross	Held at End	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Non-Controlled Affiliates
Imagine Group Holdings Ltd.	350,236	—	—	350,236	$2,558,824	$—	$—
KGen Power Corp., 144A	5,377,461	—	—	5,377,461	2,957,604	—	2,321,297
White River Capital Inc.	549,751	—	549,751	—	—	—	(11,006,405)
Total Affiliated Securities (Value is 0.09% of Net Assets)					$5,516,428	$—	$(8,685,108)

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

52 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$11,019,335		$11,019,335
Insurance	486,894,248	—	2,558,824	[b]	489,453,072
Leisure Equipment &
Products	1,447,778	—	28,675,515		30,123,293
Media	276,302,377	54,479,168	—		330,781,545
Real Estate Management &
Development	—	—	42,884,142		42,884,142
All Other Equity
Investments[c]	3,401,005,841	—	— [b]		3,401,005,841
Corporate Bonds, Notes and
Senior Floating Rate
Interests	—	878,532,713	—		878,532,713
Corporate Bonds and Notes in
Reorganization	—	192,124,705	— [b]		192,124,705
Companies in Liquidation	76,509	207,290,043	— [b]		207,366,552
Asset-Backed Securities	—	30,797,298	—		30,797,298
Municipal Bonds	—	41,913,625	—		41,913,625
Options Purchased	481,250	—	—		481,250
Short Term Investments	359,472,686	2,210,890	—		361,683,576
Total Investments in
Securities	$4,525,680,689	$1,407,348,442	$85,137,816		$6,018,166,947

Forward Exchange Contracts	$—	$1,134,344	$—		$1,134,344
Liabilities:
Options Written	3,031,500	—	—		3,031,500
Securities Sold Short	—	52,521,046	—		52,521,046
Futures Contracts	1,518,416	—	—		1,518,416
Forward Exchange Contracts	—	36,574,272	—		36,574,272

[a]Includes common and preferred stocks as well as other equity investments.
[b]Includes securities determined to have no value at December 31, 2013.
[c]For detailed categories, see the accompanying Statement of Investments.

Annual Report | 53

Mutual Quest Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2013, the reconciliation of assets, is as follows:

												Net Change
												in Unrealized
	Balance							Net	Net	Balance		Appreciation
	at				Transfers	Transfers		Realized	Unrealized	at		(Depreciation)
	Beginning				Into	Out of	Cost Basis	Gain	Gain	End of		on Assets Held
	of Year		Purchases	Sales	Level 3	Level 3[a]	Adjustments[b]	(Loss)	(Loss)	Year		at Year End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$7,434,274		$1,696,470	$—	$—	$—	$—	$—	$1,888,591	$11,019,335		$1,888,591
Diversified Telecommunication
Services	643,554	[d]	—	—	—	—	—	1,373,490	(2,017,044)	—[d]		—
Insurance	4,042,109	[d]	—	—	—	—	(23,651)	—	(1,459,634)	2,558,824	[d]	(1,459,634)
Leisure Equipment &
Products	—		10,383,346	—	—	—	—	—	18,292,169	28,675,515		18,292,169
Real Estate Management &
Development	46,535,906		—	—	—	(17,468,951)	—	—	13,817,187	42,884,142		11,417,427
Corporate Bonds, Notes and
Senior Floating Rate
Interests	6,736,506		—	(6,506,784)	—	—	29,836	608,568	(868,126)	—		—
Corporate Bonds and Notes in
Reorganization	—[d]		—	(1,030)	—	—	—	—	1,030	—[d]		—
Total	$65,392,349		$12,079,816	$(6,507,814)	$—	$(17,468,951)	$6,185	$1,982,058	$29,654,173	$85,137,816		$30,138,553

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common stocks as well as other equity investments.
dIncludes securities determined to have no value.

54 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2013, are as follows:

						Impact to Fair
	Fair Value at					Value if Input
Description	End of Year	Valuation Technique	Unobservable Inputs	Amount		Increases [a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components.	$10,558,964	Market comparables	Discount for lack of marketability	15%		Decrease
			EV / EBITDA multiple	5.1	x	Increase [b]
Leisure Equipment &
Products	28,675,515	Market comparables	Discount for lack of marketability	5%		Decrease [b]
Real Estate Management &
Development	42,884,142	Market comparables	Discount for lack of marketability	8%		Decrease [b]
All Other Investments[c]	3,019,195
Total	$85,137,816

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	-	Earnings before interest, taxes, depreciation and amortization
EV	-	Enterprise value

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report | 55

Mutual Quest Fund

Notes to Financial Statements (continued)

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BANT	- Bank of America N.A.	CAD	- Canadian Dollar	ADR	- American Depositary Receipt
BBU	- Barclays Bank PLC	EUR	- Euro	EDA	- Economic Development Authority
BONY	- Bank of New York Mellon	GBP	- British Pound	FRN	- Floating Rate Note
DBFX	- Deutsche Bank AG	USD	- United States Dollar	IDR	- International Depositary Receipt
FBCO	- Credit Suisse Group AG
HSBC	- HSBC Bank USA, N.A.
SCBT	- Standard Chartered Bank
SSBT	- State Street Bank and Trust
Co., N.A.

56 | Annual Report

Mutual Quest Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual Quest Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Annual Report | 57

Mutual Quest Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $278,189,331 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $332,208,014 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 7.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $101,341,015 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $85,837,183 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

58 | Annual Report

Mutual Quest Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Annual Report | 59

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

60 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011	).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

62 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 63

Mutual Quest Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

64 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

**Annual Report and Shareholder Letter**

# Mutual Quest Fund

**Investment Manager**
Franklin Mutual Advisers, LLC

**Distributor**
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

**Shareholder Services**
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.

475 A 02/14

DECEMBER 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
at franklintempleton.com/edelivery

VALUE

# MUTUAL SHARES FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

	Contents

Shareholder Letter	1	Annual Report		Financial Statements	34	Board Members and Officers	58
		Mutual Shares Fund	6	Notes to Financial Statements	38	Shareholder Information	63
		Performance Summary	13	Report of Independent
				Registered Public
		Your Fund’s Expenses	18
				Accounting Firm	56
		Financial Highlights and
				Tax Information	57
		Statement of Investments	20

Annual Report

Mutual Shares Fund

Your Fund’s Goals and Main Investments: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2013.

Performance Overview

Mutual Shares Fund – Class Z delivered a +28.10% cumulative total return for the 12 months ended December 31, 2013. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, generated a +32.39% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The 12 months under review were characterized by reinvigorated policy support and an economic recovery in developed markets. However, differences in global economic trends corresponded with increasingly divergent monetary policies, and growth in emerging market economies tended to slow. The central banks of key developed markets generally reaffirmed their accommodative monetary stances while some emerging market counterparts tightened policy rates as they sought to control inflation and currency depreciation.

In the U.S., economic growth and employment trends generally exceeded expectations, underpinned by consumer and business spending and rising inventories. Historically low mortgage rates and improving sentiment aided

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 25.

6 | Annual Report

the housing market recovery, evidenced by increased new and existing home sales, rising home prices, low inventories and multi-year lows in new foreclosures. The U.S. Federal Reserve Board (Fed) expanded its asset purchase program to $85 billion per month from $40 billion early in the year. After encouraging economic and employment reports, the Fed announced in December it would reduce its monthly bond purchases by $10 billion beginning in January 2014; however, the Fed committed to keeping interest rates low. In October, the federal government temporarily shut down after Congress failed to authorize routine federal funding amid a disagreement over a new health care law. However, Congress subsequently agreed to fund the government through early 2014 and later passed a two-year budget deal that could ease automatic spending cuts and lower the risk of another shutdown.

Outside the U.S., the eurozone emerged from its longest recession on record during 2013’s second half and Japan’s growth moderated. The European Central Bank reduced its key interest rate to a record low and pledged to maintain systemic support following political turmoil in Greece, Spain, Portugal and Italy. Germany’s re-election of Chancellor Angela Merkel was largely perceived as a vote of support for ongoing eurozone reform measures. In Asia, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform. The U.S. dollar fell versus the euro but rose versus the Japanese yen in 2013.

Growth in many emerging markets moderated based on lower domestic demand, falling exports and weakening commodity prices. Political turmoil in certain emerging markets, the Fed’s potential tapering of its asset purchase program and the Chinese central bank’s effort to tighten liquidity to curb real estate and credit speculation led to a sell-off in emerging market equities and a sharp depreciation in regional currencies against the U.S. dollar. Central banks in Brazil, India and Indonesia raised interest rates in the second half of 2013 as they sought to curb inflation.

The stock market rally in developed markets accelerated during 2013 amid ongoing central bank commitments, continued corporate earnings strength and increasing signs of economic progress. Emerging market stocks rebounded toward period-end, although Latin American stocks trailed their emerging market peers. Oil prices rallied in the third quarter and rose for the year mainly owing to supply concerns related to geopolitical turmoil, but gold posted its largest annual price decline in more than three decades. Increasingly divergent economic and political circumstances during the period resulted in declining market correlations across regions and between asset classes, which many bottom-up investors perceived as more favorable.

Annual Report | 7

What is meant by “hedge”?
To hedge a position is to seek to
reduce the risk of adverse price
movements in an asset. Normally,
a hedge is implemented as an
offsetting position in a related security,
such as a currency forward contract.

What is a currency forward
contract?
A currency forward contract, also
called a “currency forward,” is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate
on a future date.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

8 | Annual Report

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value during the 12-month period. Three of the top contributors were U.K.-based mobile telephony operator Vodafone Group, software firm Microsoft and managed health care services company Cigna.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt. Following the deal, we continued to view Vodafone as a potentially compelling stock, given that the economic environment in Europe has shown signs of stabilizing, the regulatory environment is easing and we believe the company may be close to monetizing its investments in data services.

Shares of global software firm Microsoft benefited from improved investor sentiment. In the first half of 2013, the company reported earnings that modestly beat expectations, generally reassuring the market of its status as a stable business with a reasonable future. The stock also rallied following chief executive officer (CEO) Steve Ballmer’s announcement that he would retire in 2014. At period-end, we remained optimistic about the company’s plans to shift toward a subscription model for its business software such as the Office suite. In our view, if implemented broadly, such a move may have the potential to generate greater revenues and higher profits.

Shares of Cigna also benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Partially as a result of the divestiture, three major independent credit rating agencies issued positive outlooks for the company’s debt. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations. In our assessment, the outlook was among the more favorable in the managed care industry, owing to the company’s low exposure to potentially negative elements of upcoming health care reforms.

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/13

% of Total
Net Assets
Insurance	9.3%
Oil, Gas & Consumable Fuels	8.9%
Media	6.6%
Commercial Banks	5.5%
Pharmaceuticals	5.3%
Tobacco	5.0%
Food & Staples Retailing	4.9%
Diversified Financial Services	3.9%
Software	3.8%
Computers & Peripherals	3.2%

Annual Report | 9

Top 10 Equity Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
Microsoft Corp.	2.5%
Software, U.S.
White Mountains Insurance Group Ltd.	2.4%
Insurance, U.S.
Vodafone Group PLC	2.3%
Wireless Telecommunication Services,
U.K.
Apple Inc.	2.3%
Computers & Peripherals, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
Medtronic Inc.	1.9%
Health Care Equipment & Supplies, U.S.
Cigna Corp.	1.9%
Health Care Providers & Services, U.S.
Twenty-First Century Fox Inc., B	1.8%
Media, U.S.
PNC Financial Services Group Inc.	1.7%
Commercial Banks, U.S.

What is a futures contract?
A futures contract, also called a
“future,” is an agreement between
the Fund and a counterparty made
through a U.S. or foreign futures
exchange to buy or sell an asset at
a specific price on a future date.

During the period under review, some of the Fund’s investments negatively affected performance. These included Brazilian integrated energy firm Petroleo Brasileiro (Petrobras), U.K.-based metals and mining company Anglo American and Netherlands-incorporated heavy equipment manufacturer CNH Industrial.

Although Petrobras possesses several exploration and production assets we feel are highly attractive, its refining and marketing (downstream) operations hurt results during the year and led the stock to decline. The Brazilian government regulates domestic fuel prices, and its reluctance to increase them continued to result in significant losses in Petrobras’s downstream business. Although the government did allow some modest price increases, recent protests against bus fare hikes, particularly in light of sluggish economic growth and a weakening Brazilian real, contributed to political pressure limiting the company’s ability to bring domestic prices in line with global prices.

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new CEO, who was tasked with a mandate to improve operations and capital discipline. Despite the price decline during the year, at period-end, we maintained a favorable outlook for the stock as the new management team remained focused on improving operational performance and returns with the aim of increasing shareholder value.

CNH Industrial was formed from the integration of Fiat Industrial and CNH Global. Late in the year, the manufacturer of heavy machinery reported quarterly earnings that missed consensus estimates. Although operating performance improved in the company’s agricultural segment, declining agricultural commodity prices contributed to an unenthusiastic market outlook for agricultural equipment makers and weighed on the stock price. At period-end, our investment thesis remained intact and we believed CNH Industrial was one of Europe’s more attractively priced capital goods stocks, given upside potential from the restructuring of its European truck business, lower financial expenses and a lower tax rate following the company’s recent reorganization.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your participation in Mutual Shares Fund. We look forward to continuing to serve your investment needs.

F. David Segal, CFA
Co-Portfolio Manager

Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 11

Peter Langerman has been portfolio manager for Mutual Shares Fund since 2005. He has been co-portfolio manager of Mutual Global Discovery Fund since 2009. He joined Franklin
Templeton Investments in 1996, serving in various capacities, including President and
Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of
New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Mutual Shares Fund since 2005. He joined
Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured
Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was
employed at Heine Securities Corporation, the Fund’s former manager.

12 | Annual Report

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class Z (Symbol: MUTHX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	5.86	$28.34	$22.48
Distributions (1/1/13–12/31/13)
Dividend Income	$0.4413
Class A (Symbol: TESIX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	5.80	$28.12	$22.32
Distributions (1/1/13–12/31/13)
Dividend Income	$0.3649
Class C (Symbol: TEMTX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	5.75	$27.88	$22.13
Distributions (1/1/13–12/31/13)
Dividend Income	$0.1845
Class R (Symbol: TESRX)			Change	12/31/13	12/31/12
Net Asset Value (NAV)		+$	5.78	$27.98	$22.20
Distributions (1/1/13–12/31/13)
Dividend Income	$0.2941
Class R6 (Symbol: FMSHX)			Change	12/31/13	5/1/13
Net Asset Value (NAV)		+$	3.42	$28.33	$24.91
Distributions (5/1/13–12/31/13)
Dividend Income	$0.4746

Annual Report | 13

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

Class Z			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	28.10%	+	108.15%	+	98.63%
Average Annual Total Return[2]		+	28.10%	+	15.79%	+	7.10%
Value of $10,000 Investment[3]			$12,810		$20,815		$19,863
Total Annual Operating Expenses[4]	0.82%
Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	27.74%	+	105.04%	+	92.46%
Average Annual Total Return[2]		+	20.40%	+	14.08%	+	6.14%
Value of $10,000 Investment[3]			$12,040		$19,324		$18,143
Total Annual Operating Expenses[4]	1.12%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	26.82%	+	97.98%	+	79.79%
Average Annual Total Return[2]		+	25.82%	+	14.64%	+	6.04%
Value of $10,000 Investment[3]			$12,582		$19,798		$17,979
Total Annual Operating Expenses[4]	1.82%
Class R			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	27.47%	+	102.93%	+	88.97%
Average Annual Total Return[2]		+	27.47%	+	15.20%	+	6.57%
Value of $10,000 Investment[3]			$12,747		$20,293		$18,897
Total Annual Operating Expenses[4]	1.32%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	15.70%
Aggregate Total Return[5]						+	15.70%
Value of $10,000 Investment[3]							$11,570
Total Annual Operating Expenses[4]	0.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/04	12/05	12/07	12/09	12/11	12/13
Mutual Shares Fund					S&P 500 [6]

Annual Report | 15

16 | Annual Report

5/13	12/13
Mutual Shares Fund	S&P 500 [6]

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R:

Shares are available to certain eligible investors as described in the prospectus.

 These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

6. Source: © 2014 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class Z	Value 7/1/13	Value 12/31/13	Period* 7/1/13–12/31/13
Actual	$1,000	$1,138.70	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02
Class A
Actual	$1,000	$1,136.80	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55
Class C
Actual	$1,000	$1,133.00	$9.62
Hypothetical (5% return before expenses)	$1,000	$1,016.18	$9.10
Class R
Actual	$1,000	$1,135.60	$6.94
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56
Class R6
Actual	$1,000	$1,139.60	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.36

*Expenses are calculated using the most recent expense ratio, annualized for each class (Z: 0.79%; A: 1.09%; C: 1.79%; R: 1.29%; and R6: 0.66%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 19

Mutual Shares Fund

Financial Highlights

		Year Ended December 31,
Class Z	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.48	$19.96	$20.80	$19.19	$15.32
Income from investment operations[a]:
Net investment income[b]	0.47	0.39	0.47 [c]	0.56 [d]	0.24 [e]
Net realized and unrealized gains (losses)	5.83	2.62	(0.80)	1.68	4.06
Total from investment operations	6.30	3.01	(0.33)	2.24	4.30
Less distributions from net investment income	(0.44)	(0.49)	(0.51)	(0.63)	(0.43)
Net asset value, end of year	$28.34	$22.48	$19.96	$20.80	$19.19

Total return	28.10%	15.14%	(1.50)%	11.75%	28.20%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.79%[g]	0.82%	0.86%	0.85%	0.90%[g]
Expenses net of waiver and payments by affiliates[f]	0.79%[g]	0.82%	0.86%	0.85%[h]	0.88%[g]
Expenses incurred in connection with securities
sold short	—%[i]	—%[i]	—%[i]	0.02%	0.05%
Net investment income	1.85%	1.82%	2.24%[c]	2.83%[d]	1.48%[e]

Supplemental data
Net assets, end of year (000’s)	$7,025,908	$7,575,308	$7,540,502	$8,635,954	$8,472,347
Portfolio turnover rate	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payment by affiliate rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Financial Highlights (continued)

		Year Ended December 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.32	$19.81	$20.64	$19.06	$15.22
Income from investment operations[a]:
Net investment income[b]	0.40	0.33	0.40 [c]	0.49 [d]	0.19 [e]
Net realized and unrealized gains (losses)	5.76	2.60	(0.79)	1.66	4.02
Total from investment operations	6.16	2.93	(0.39)	2.15	4.21
Less distributions from net investment income	(0.36)	(0.42)	(0.44)	(0.57)	(0.37)
Net asset value, end of year	$28.12	$22.32	$19.81	$20.64	$19.06

Total return[f]	27.74%	14.75%	(1.79)%	11.41%	27.84%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	1.09%[h]	1.12%	1.16%	1.15%	1.20%[h]
Expenses net of waiver and payments by affiliates[g]	1.09%[h]	1.12%	1.16%	1.15%[i]	1.18%[h]
Expenses incurred in connection with securities
sold short	—%[j]	—%[j]	—%[j]	0.02%	0.05%
Net investment income	1.55%	1.52%	1.94%[c]	2.53%[d]	1.18%[e]

Supplemental data
Net assets, end of year (000’s)	$5,477,733	$4,633,895	$4,681,967	$5,368,887	$5,100,309
Portfolio turnover rate	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payment by affiliate rounds to less than 0.01%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Mutual Shares Fund

Financial Highlights (continued)

		Year Ended December 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.13	$19.65	$20.46	$18.89	$15.10
Income from investment operations[a]:
Net investment income[b]	0.22	0.17	0.25 [c]	0.35 [d]	0.08 [e]
Net realized and unrealized gains (losses)	5.71	2.57	(0.77)	1.65	3.96
Total from investment operations	5.93	2.74	(0.52)	2.00	4.04
Less distributions from net investment income	(0.18)	(0.26)	(0.29)	(0.43)	(0.25)
Net asset value, end of year	$27.88	$22.13	$19.65	$20.46	$18.89

Total return[f]	26.82%	13.97%	(2.44)%	10.62%	26.92%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	1.79%[h]	1.82%	1.86%	1.85%	1.90%[h]
Expenses net of waiver and payments by affiliates[g]	1.79%[h]	1.82%	1.86%	1.85%[i]	1.88%[h]
Expenses incurred in connection with securities
sold short	—%[j]	—%[j]	—%[j]	0.02%	0.05%
Net investment income	0.85%	0.82%	1.24%[c]	1.83%[d]	0.48%[e]

Supplemental data
Net assets, end of year (000’s)	$1,236,603	$1,043,695	$1,065,446	$1,292,711	$1,355,155
Portfolio turnover rate	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Financial Highlights (continued)

		Year Ended December 31,
Class R	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.20	$19.70	$20.52	$18.95	$15.15
Income from investment operations[a]:
Net investment income[b]	0.34	0.28	0.36 [c]	0.45 [d]	0.16 [e]
Net realized and unrealized gains (losses)	5.73	2.59	(0.78)	1.66	3.99
Total from investment operations	6.07	2.87	(0.42)	2.11	4.15
Less distributions from net investment income	(0.29)	(0.37)	(0.40)	(0.54)	(0.35)
Net asset value, end of year	$27.98	$22.20	$19.70	$20.52	$18.95

Total return	27.47%	14.52%	(1.94)%	11.18%	27.51%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	1.29%[g]	1.32%	1.36%	1.35%	1.40%[g]
Expenses net of waiver and payments by affiliates[f]	1.29%[g]	1.32%	1.36%	1.35%[h]	1.38%[g]
Expenses incurred in connection with securities
sold short	—%[i]	—%[i]	—%[i]	0.02%	0.05%
Net investment income	1.35%	1.32%	1.74%[c]	2.33%[d]	0.98%[e]

Supplemental data
Net assets, end of year (000’s)	$192,658	$191,304	$218,757	$259,834	$227,649
Portfolio turnover rate	24.29%	21.57%	29.44%	28.25%	47.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Shares Fund

Financial Highlights (continued)

Period Ended
December 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$24.91
Income from investment operations[b]:
Net investment income[c]	0.38
Net realized and unrealized gains (losses)	3.51
Total from investment operations	3.89
Less distributions from net investment income	(0.47)
Net asset value, end of period	$28.33

Total return[d]	15.70%

Ratios to average net assets[e]
Expenses	0.67%[f]
Expenses incurred in connection with securities sold short	—%[g]

Net investment income	1.97%

Supplemental data
Net assets, end of period (000’s)	$2,221,889
Portfolio turnover rate	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2013

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 87.9%
Aerospace & Defense 1.0%
Huntington Ingalls Industries Inc.	United States	1,861,796	$167,580,258
Auto Components 0.2%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	1,409,486
[a,b,c,d] International Automotive Components Group North America, LLC	United States	63,079,866	35,691,850
			37,101,336
Automobiles 1.1%
[a] General Motors Co.	United States	4,526,480	184,997,238
Beverages 1.6%
Coca-Cola Enterprises Inc.	United Kingdom	2,695,770	118,964,330
Dr. Pepper Snapple Group Inc.	United States	1,856,030	90,425,781
Pernod Ricard SA	France	460,092	52,406,848
			261,796,959
Capital Markets 0.6%
[a] China Cinda Asset Management Co. Ltd., H	China	7,303,705	4,539,885
Morgan Stanley	United States	2,859,090	89,661,062
			94,200,947
Chemicals 0.0%
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Commercial Banks 5.5%
[a,c,g] Bond Street Holdings LLC, A, 144A	United States	1,647,570	24,713,550
CIT Group Inc.	United States	2,102,356	109,595,818
Columbia Banking System Inc.	United States	1,102,002	30,316,075
[a,b] Columbia Banking System Inc., wts., C, 10/23/16	United States	50,163	9,489,536
[a,b] First Southern Bancorp Inc.	United States	453,016	2,183,628
[c] Guaranty Bancorp	United States	1,146,366	16,106,442
KB Financial Group Inc.	South Korea	2,463,869	98,603,770
PNC Financial Services Group Inc.	United States	3,438,533	266,761,390
Societe Generale	France	1,242,184	72,138,105
State Bank Financial Corp.	United States	1,467,000	26,684,730
SunTrust Banks Inc.	United States	3,703,850	136,338,719
Wells Fargo & Co.	United States	2,093,160	95,029,464
			887,961,227
Communications Equipment 1.1%
Cisco Systems Inc.	United States	8,126,460	182,439,027
Computers & Peripherals 3.2%
Apple Inc.	United States	665,640	373,497,260
Hewlett-Packard Co.	United States	5,176,960	144,851,341
			518,348,601
Consumer Finance 0.0%†
[a] Comdisco Holding Co. Inc.	United States	2,122	11,459
Containers & Packaging 0.8%
MeadWestvaco Corp.	United States	3,299,455	121,848,873

Annual Report | 25

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 3.9%
Citigroup Inc.	United States	3,362,406	$175,214,977
Deutsche Boerse AG	Germany	1,166,539	96,595,373
[a] ING Groep NV, IDR	Netherlands	10,399,861	144,480,581
JPMorgan Chase & Co.	United States	3,550,940	207,658,971
			623,949,902
Diversified Telecommunication Services 0.0%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	—
Electric Utilities 0.8%
Entergy Corp.	United States	821,510	51,976,938
Exelon Corp.	United States	2,855,950	78,224,470
			130,201,408
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	United States	1,450,344	79,928,458
Energy Equipment & Services 2.4%
Baker Hughes Inc.	United States	3,257,098	179,987,236
Ensco PLC, A	United States	1,076,335	61,544,835
Transocean Ltd.	United States	3,071,412	151,789,181
			393,321,252
Food & Staples Retailing 4.9%
CVS Caremark Corp.	United States	3,550,136	254,083,234
The Kroger Co.	United States	5,353,096	211,607,885
Tesco PLC	United Kingdom	27,985,723	154,977,758
Walgreen Co.	United States	2,996,962	172,145,497
			792,814,374
Health Care Equipment & Supplies 2.3%
Medtronic Inc.	United States	5,371,395	308,264,359
Stryker Corp.	United States	865,772	65,054,108
			373,318,467
Health Care Providers & Services 2.6%
Cigna Corp.	United States	3,430,230	300,076,521
UnitedHealth Group Inc.	United States	165,968	12,497,390
WellPoint Inc.	United States	1,223,884	113,074,643
			425,648,554
Independent Power Producers & Energy Traders 0.8%
NRG Energy Inc.	United States	4,399,652	126,358,005
Insurance 9.3%
ACE Ltd.	United States	2,345,100	242,788,203
Aegon NV	Netherlands	12,658,878	119,483,105
[a] Alleghany Corp.	United States	377,389	150,940,504
American International Group Inc.	United States	6,686,309	341,336,075
MetLife Inc.	United States	2,895,970	156,150,702
[a,b] Olympus Re Holdings Ltd.	United States	202,380	—

26 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
[c] White Mountains Insurance Group Ltd.	United States	655,346	$395,226,066
Zurich Insurance Group AG	Switzerland	352,340	102,101,777
			1,508,026,432
Machinery 2.0%
Caterpillar Inc.	United States	1,065,086	96,720,460
[a] CNH Industrial NV (EUR Traded)	Netherlands	4,150,523	47,299,430
[a] CNH Industrial NV, special voting (EUR Traded)	Netherlands	5,296,616	60,360,325
[a,c] Federal Signal Corp.	United States	3,360,800	49,235,720
Stanley Black & Decker Inc.	United States	926,153	74,731,286
			328,347,221
Marine 1.4%
A.P. Moeller-Maersk AS, B	Denmark	20,138	218,511,929
Media 6.6%
British Sky Broadcasting Group PLC	United Kingdom	1,100,532	15,385,367
CBS Corp., B	United States	2,616,369	166,767,360
Comcast Corp., Special A	United States	846,676	42,232,199
Reed Elsevier PLC	United Kingdom	16,852,410	250,804,328
Time Warner Cable Inc.	United States	1,469,924	199,174,702
[a] Tribune Co., A	United States	766,463	59,324,236
[a] Tribune Co., B	United States	469,946	36,232,837
Twenty-First Century Fox Inc., B	United States	8,524,052	294,932,199
			1,064,853,228
Metals & Mining 2.7%
Anglo American PLC	United Kingdom	4,301,023	94,029,050
Freeport-McMoRan Copper & Gold Inc., B	United States	5,933,533	223,931,536
[a] ThyssenKrupp AG	Germany	4,544,107	110,569,909
			428,530,495
Multi-Utilities 0.5%
GDF Suez	France	3,256,408	76,571,735
Multiline Retail 0.8%
Kohl’s Corp.	United States	2,129,900	120,871,825
Office Electronics 1.4%
Xerox Corp.	United States	18,652,685	227,003,176
Oil, Gas & Consumable Fuels 8.9%
Apache Corp.	United States	2,845,910	244,577,505
BG Group PLC	United Kingdom	6,265,349	134,638,856
BP PLC	United Kingdom	15,851,497	128,132,023
CONSOL Energy Inc.	United States	3,898,850	148,312,254
Marathon Oil Corp.	United States	6,926,623	244,509,792
Murphy Oil Corp.	United States	1,576,220	102,265,154
Petroleo Brasileiro SA, ADR	Brazil	4,479,680	61,729,990
Royal Dutch Shell PLC, A	United Kingdom	7,150,467	254,787,768
Talisman Energy Inc. (CAD Traded)	Canada	614,645	7,146,699
Talisman Energy Inc. (USD Traded)	Canada	6,976,171	81,272,392
[a] WPX Energy Inc.	United States	1,130,869	23,047,110
			1,430,419,543
			Annual Report | 27

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Paper & Forest Products 1.6%
Domtar Corp.	United States	548,278	$51,724,546
International Paper Co.	United States	4,310,260	211,332,048
			263,056,594
Personal Products 0.7%
Avon Products Inc.	United States	6,320,485	108,838,752
Pharmaceuticals 5.3%
Eli Lilly & Co.	United States	1,856,440	94,678,440
[a] Hospira Inc.	United States	1,653,558	68,258,874
Merck & Co. Inc.	United States	8,897,690	445,329,385
Teva Pharmaceutical Industries Ltd., ADR	Israel	6,224,949	249,495,956
			857,762,655
Real Estate Investment Trusts (REITs) 0.7%
[c] Alexander’s Inc.	United States	326,675	107,802,750
Real Estate Management & Development 0.9%
Brookfield Office Properties Inc.	United States	2,027,464	39,028,682
[f] Canary Wharf Group PLC	United Kingdom	14,262,931	73,710,322
[a] Forestar Group Inc.	United States	1,431,256	30,442,815
			143,181,819
Semiconductors & Semiconductor Equipment 0.7%
Samsung Electronics Co. Ltd.	South Korea	88,806	115,410,578
Software 3.8%
Microsoft Corp.	United States	10,929,980	409,109,152
Symantec Corp.	United States	8,447,347	199,188,442
			608,297,594
Tobacco 5.0%
Altria Group Inc.	United States	3,982,209	152,877,004
British American Tobacco PLC	United Kingdom	4,864,275	260,732,354
Imperial Tobacco Group PLC	United Kingdom	3,810,199	147,480,087
Lorillard Inc.	United States	3,265,821	165,511,808
Philip Morris International Inc.	United States	944,754	82,316,416
			808,917,669
Wireless Telecommunication Services 2.3%
Vodafone Group PLC	United Kingdom	95,429,428	374,629,686
Total Common Stocks and Other Equity Interests
(Cost $10,014,519,614)			14,192,860,026
Convertible Preferred Stocks 0.0%†
Commercial Banks 0.0%†
Columbia Banking System Inc., cvt. pfd., B	United States	7,558	2,423,523
[a,b] First Southern Bancorp Inc., cvt. pfd., C	United States	774	1,444,935
Total Convertible Preferred Stocks
(Cost $1,529,800)			3,868,458

28 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests 5.3%
[g] American Airlines Inc., senior secured note, 144A, 7.50%,
3/15/16	United States	82,024,300		$85,510,333
Avaya Inc.,
[g] senior note, 144A, 10.50%, 3/01/21	United States	53,569,000		51,961,930
[g] senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000		36,854,760
[h,i] Tranche B-3 Term Loan, 4.736%, 10/26/17	United States	57,171,509		55,908,991
[h,i] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	13,949,882		14,150,411
[h,i] Caesars Entertainment Operating Co. Inc., Senior Tranche
Term Loan, first lien, 1/28/18,
B5, 4.488%	United States	10,094,000		9,530,422
B6, 5.488%	United States	48,124,000		46,044,754
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000		76,152,375
[h,i] Tranche B Term Loan, 3.819%, 1/29/16	United States	1,461,648		1,419,808
[h,i] Tranche C Term Loan, 3.819%, 1/29/16	United States	176,373		169,263
[h,i] Tranche D Term Loan, 6.919%, 1/30/19	United States	94,620,527		90,599,154
[h,i] Tranche E Term Loan, 7.669%, 7/30/19	United States	30,412,812		30,032,652
[h,i] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	66,745,248		65,308,357
NGPL PipeCo LLC,
[g] secured note, 144A, 7.119%, 12/15/17	United States	29,468,000		26,815,880
[g,j] senior secured note, 144A, 9.625%, 6/01/19	United States	43,741,000		42,975,532
[h,i] Term Loan B, 6.75%, 9/15/17	United States	2,596,994		2,429,002
[h,i] Texas Competitive Electric Holdings Co. LLC, Extended
Term Loan, 4.668%, 10/10/17	United States	194,177,556		134,128,147
Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	98,536,000		6,897,520
[g] senior secured note, 144A, 11.50%, 10/01/20	United States	98,672,000		73,017,280
[g] Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	3,027,000		3,223,755
third lien	Italy	7,079,000	EUR	10,371,248
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $895,526,589)				863,501,574
Corporate Notes in Reorganization 0.3%
[b,k] Broadband Ventures III LLC, secured promissory note,
5.00%, 2/01/12	United States	19,594		—
[h,k] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	55,618,381		43,660,429
Total Corporate Notes in Reorganization
(Cost $44,170,332)				43,660,429

Annual Report | 29

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

	Country	Shares		Value
Companies in Liquidation 1.2%
[a] Adelphia Recovery Trust	United States	99,967,609		$199,935
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	12,005,115		6,003
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703		—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	53,924,666		—
[a,l] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670		189,216,301
[a,e,f] Tribune Litigation Trust, Contingent Distribution	United States	995,004		—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000		—

		Principal Amount*
[f,k] Peregrine Investments Holdings Ltd.,
6.70%, 1/15/98	Hong Kong	95,000,000	JPY	—
6.70%, 6/30/00	Hong Kong	250,000,000	JPY	—
zero cpn., 1/22/98	Hong Kong	500,000		—
[f,k] PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	22,710,000		—
Total Companies in Liquidation
(Cost $197,146,905)				189,422,239
Total Investments before Short Term Investments
(Cost $11,152,893,240)				15,293,312,726
Short Term Investments 5.6%
U.S. Government and Agency Securities (Cost $899,108,417) 5.6%
m,[n] U.S. Treasury Bills, 1/02/14 - 6/26/14	United States	899,200,000		899,140,780
Total Investments before Money Market Funds
(Cost $12,052,001,657)				16,192,453,506

		Shares
[o] Investments from Cash Collateral Received for Loaned
Securities (Cost $7,268,970) 0.0%†
Money Market Funds 0.0%†
[p] BNY Mellon Overnight Government Fund, 0.017%	United States	7,268,970		7,268,970
Total Investments (Cost $12,059,270,627) 100.3%				16,199,722,476
Securities Sold Short (0.4)%				(65,651,581)
Other Assets, less Liabilities 0.1%				20,720,076
Net Assets 100.0%				$16,154,790,971
[q] Securities Sold Short (Proceeds $63,192,623) (0.4)%
Common Stocks (0.4)%
Diversified Telecommunication Services (0.4)%
Verizon Communications Inc.	United States	1,336,011		$(65,651,581)

30 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dAt December 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $73,710,322, representing 0.46% of net assets.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2013, the aggregate value of these securities was $355,444,268, representing 2.20% of net assets.
hThe coupon rate shown represents the rate at period end.
See Note 1(f) regarding senior floating rate interests.
A portion or all of the security is on loan at December 31, 2013. See Note 1(e).
kSee Note 8 regarding credit risk and defaulted securities.
Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and forward contracts. At December 31, 2013, the aggregate value of these securities and/or cash pledged as collateral was $143,526,451, representing 0.89% of net assets.
oSee Note 1(e) regarding securities on loan.
pThe rate shown is the annualized seven-day yield at period end.
qSee Note 1(d) regarding securities sold short.

At December 31, 2013, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
		Number of			Unrealized	Unrealized
Description	Type	Contracts	Notional Value	Expiration Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	1,188	$204,751,800	3/17/14	$—	$(880,588)
GBP/USD	Short	2,433	251,785,088	3/17/14	—	(2,342,357)
Unrealized appreciation (depreciation)					—	(3,222,945)
Net unrealized appreciation (depreciation)						$(3,222,945)

Annual Report | 31

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

At December 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

		Forward Exchange Contracts

							Settlement	Unrealized	Unrealized
		Currency	Counterparty [a] Type		Quantity	Contract Amount	Date	Appreciation	Depreciation
		Euro	HSBC	Buy	195,000	$265,223	1/17/14	$2,997	$—
		Euro	BANT	Sell	46,765,811	61,536,077	1/17/14	1,210	(2,790,971)
		Euro	BONY	Sell	994,958	1,363,112	1/17/14	—	(5,441)
		Euro	BBU	Sell	35,250,878	46,032,711	1/17/14	—	(2,454,468)
		Euro	FBCO	Sell	9,271,112	12,398,655	1/17/14	—	(353,653)
		Euro	DBFX	Sell	8,128,918	10,720,079	1/17/14	—	(461,155)
		Euro	HSBC	Sell	4,088,382	5,590,528	1/17/14	—	(32,996)
		Euro	SCBT	Sell	392,122	514,910	1/17/14	—	(24,448)
		Euro	SSBT	Sell	1,200,486	1,642,193	1/17/14	—	(9,062)
		British Pound	BANT	Sell	96,451,871	147,657,577	1/21/14	—	(12,034,548)
		British Pound	BBU	Sell	6,055,184	9,772,395	1/21/14	—	(252,971)
		British Pound	FBCO	Sell	25,008,158	40,059,605	1/21/14	—	(1,345,564)
		British Pound	DBFX	Sell	43,538,858	66,096,340	1/21/14	—	(5,989,486)
		British Pound	HSBC	Sell	7,021,717	11,254,786	1/21/14	—	(370,836)
		British Pound	SCBT	Sell	2,759,354	4,414,091	1/21/14	—	(154,479)
		South Korean Won	BANT	Buy	4,912,319,480	4,599,735	2/12/14	39,978	—
		South Korean Won	FBCO	Buy	842,323,000	777,338	2/12/14	18,241	—
		South Korean Won	HSBC	Buy	11,898,586,074	11,099,163	2/12/14	144,717	(5,599)
		South Korean Won	BANT	Sell	42,427,730,506	37,762,315	2/12/14	—	(2,310,913)
		South Korean Won	FBCO	Sell	91,300,963,602	82,011,877	2/12/14	—	(4,222,393)
		South Korean Won	DBFX	Sell	63,067,674,825	56,145,024	2/12/14	—	(3,422,746)
		South Korean Won	HSBC	Sell	42,911,766,985	38,744,025	2/12/14	—	(1,786,379)
		British Pound	BANT	Buy	10,268,236	16,580,177	2/19/14	417,235	—
		British Pound	BBU	Buy	3,721,411	6,025,749	2/19/14	134,447	—
		British Pound	BANT	Sell	99,843,735	155,373,071	2/19/14	—	(9,902,166)
		British Pound	BBU	Sell	54,025,180	84,350,514	2/19/14	—	(5,079,478)
		British Pound	FBCO	Sell	2,611,468	4,139,712	2/19/14	—	(183,153)
		British Pound	HSBC	Sell	8,422,876	13,349,442	2/19/14	—	(593,274)
		British Pound	SCBT	Sell	3,978,699	6,381,535	2/19/14	—	(204,561)
		Euro	BANT	Sell	11,449,156	15,295,348	2/28/14	—	(452,958)
		Euro	BONY	Sell	573,978	754,876	2/28/14	—	(34,631)
		Euro	BBU	Sell	22,091,680	29,434,403	2/28/14	—	(952,687)
		Euro	FBCO	Sell	16,033,901	21,465,194	2/28/14	—	(589,424)
		Euro	HSBC	Sell	32,310,453	43,230,242	2/28/14	—	(1,212,762)
		Euro	SCBT	Sell	6,435,906	8,665,091	2/28/14	—	(187,494)
		Euro	SSBT	Sell	1,433,399	1,922,423	2/28/14	—	(49,216)
		Euro	BANT	Buy	3,489,574	4,798,310	4/16/14	3,479	(1,885)
		Euro	BONY	Buy	1,766,544	2,430,959	4/16/14	—	(1,080)
		Euro	BBU	Buy	3,628,578	4,987,041	4/16/14	4,062	—
		Euro	HSBC	Buy	4,254,522	5,841,329	4/16/14	13,710	(2,951)
		Euro	SCBT	Buy	2,458,576	3,380,422	4/16/14	2,870	(1,525)
		Euro	SSBT	Buy	1,572,142	2,162,952	4/16/14	98	(572)
		Euro	BANT	Sell	56,975,964	77,437,457	4/16/14	—	(932,890)
		Euro	BONY	Sell	989,222	1,354,177	4/16/14	—	(6,496)
		Euro	BBU	Sell	62,701,819	85,255,977	4/16/14	—	(990,275)
32	|	Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2013 (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Contract Amount	Date	Appreciation	Depreciation
Euro	FBCO	Sell	3,685,448	$5,033,177	4/16/14	$—	$(36,151)
Euro	HSBC	Sell	5,173,879	7,051,917	4/16/14	128	(64,873)
Euro	SCBT	Sell	3,429,540	4,662,258	4/16/14	—	(55,069)
Euro	SSBT	Sell	1,257,448	1,720,912	4/16/14	—	(8,705)
British Pound	BANT	Sell	44,312,279	71,698,720	4/22/14	—	(1,616,950)
British Pound	BBU	Sell	296,953	486,203	4/22/14	—	(5,113)
British Pound	FBCO	Sell	42,302,061	68,185,257	4/22/14	—	(1,804,463)
British Pound	HSBC	Sell	1,432,766	2,296,466	4/22/14	—	(74,078)
British Pound	SCBT	Sell	71,733,488	115,634,383	4/22/14	—	(3,050,300)
Euro	BANT	Sell	89,981,817	121,116,240	5/15/14	11,093	(2,669,355)
Euro	BONY	Sell	2,216,379	3,058,250	5/15/14	9,510	—
Euro	BBU	Sell	2,503,393	3,435,060	5/15/14	1,701	(10,184)
Euro	HSBC	Sell	3,104,728	4,270,346	5/15/14	9,844	(10,207)
Euro	SCBT	Sell	2,454,384	3,376,574	5/15/14	6,032	(5,587)
Euro	SSBT	Sell	906,017	1,241,660	5/15/14	—	(4,612)
Euro	BANT	Sell	2,903,773	3,922,169	5/19/14	—	(72,137)
British Pound	BANT	Buy	6,743,899	11,020,971	5/21/14	134,259	—
British Pound	BBU	Buy	7,627,228	12,456,750	5/21/14	159,615	—
British Pound	HSBC	Buy	6,697,809	10,936,067	5/21/14	142,926	—
British Pound	BBU	Sell	144,166,309	231,754,551	5/21/14	—	(6,714,082)
British Pound	HSBC	Sell	101,780,627	163,663,248	5/21/14	—	(4,694,304)
Unrealized appreciation (depreciation)						1,258,152	(80,303,756)
Net unrealized appreciation (depreciation)							$(79,045,604)

[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 55.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,745,185,278
Cost - Non-controlled affiliated issuers (Note 11)	314,085,349
Total cost of investments	$12,059,270,627
Value - Unaffiliated issuers	$15,569,536,612
Value - Non-controlled affiliated issuers (Note 11)	630,185,864
Total value of investments (includes securities loaned in the amount of $7,071,053)	16,199,722,476
Cash	1,244,961
Foreign currency, at value (cost $4,954,592)	4,964,884
Receivables:
Investment securities sold	5,680,163
Capital shares sold	12,747,495
Dividends and interest	51,682,622
Due from brokers	67,053,725
Unrealized appreciation on forward exchange contracts	1,258,152
Other assets	891
Total assets	16,344,355,369
Liabilities:
Payables:
Investment securities purchased	114,760
Capital shares redeemed	17,613,756
Management fees	7,695,277
Administrative fees	1,028,088
Distribution fees	4,891,113
Transfer agent fees	3,088,073
Trustees’ fees and expenses	708,584
Variation margin	491,588
Securities sold short, at value (proceeds $63,192,623)	65,651,581
Payable upon return of securities loaned	7,268,970
Unrealized depreciation on forward exchange contracts	80,303,756
Accrued expenses and other liabilities	708,852
Total liabilities	189,564,398
Net assets, at value	$16,154,790,971
Net assets consist of:
Paid-in capital	$12,541,202,188
Undistributed net investment income	69,030,288
Net unrealized appreciation (depreciation)	4,055,974,652
Accumulated net realized gain (loss)	(511,416,157)
Net assets, at value	$16,154,790,971

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2013

Class Z:
Net assets, at value	$7,025,907,555
Shares outstanding	247,915,072
Net asset value and maximum offering price per share	$28.34
Class A:
Net assets, at value	$5,477,733,431
Shares outstanding	194,790,899
Net asset value per share[a]	$28.12
Maximum offering price per share (net asset value per share ÷ 94.25%)	$29.84
Class C:
Net assets, at value	$1,236,603,041
Shares outstanding	44,361,827
Net asset value and maximum offering price per share[a]	$27.88
Class R:
Net assets, at value	$192,657,945
Shares outstanding	6,884,793
Net asset value and maximum offering price per share	$27.98
Class R6:
Net assets, at value	$2,221,888,999
Shares outstanding	78,428,864
Net asset value and maximum offering price per share	$28.33

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends:
Unaffiliated issuers		$295,260,956
Non-controlled affiliated issuers (Note 11)		4,411,990
Interest		96,211,682
Income from securities loaned		311,049
Total investment income		396,195,677
Expenses:
Management fees (Note 3a)		85,749,525
Administrative fees (Note 3b)		11,414,546
Distribution fees: (Note 3c)
Class A		15,292,423
Class B		10,195
Class C		11,499,348
Class R		1,005,696
Transfer agent fees: (Note 3e)
Class Z		8,662,354
Class A		6,201,738
Class B		1,192
Class C		1,395,138
Class R		246,382
Class R6		198
Special servicing agreement fees (Note 12)		984,416
Custodian fees (Note 4)		385,534
Reports to shareholders		856,673
Registration and filing fees		162,703
Professional fees		338,897
Trustees’ fees and expenses		418,970
Dividends on securities sold short		37,857
Other		189,446
Total expenses		144,853,231
Expense reductions (Note 4)		(2,098)
Net expenses		144,851,133
Net investment income		251,344,544
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers		1,024,730,510
Non-controlled affiliated issuers (Note 11)		12,627,215
Written options		123,525
Foreign currency transactions		(26,418,346)
Futures contracts		(17,316,891)
Securities sold short		(14,897)
Net realized gain (loss)		993,731,116
Net change in unrealized appreciation (depreciation) on:
Investments		2,439,906,549
Translation of other assets and liabilities denominated in foreign currencies		(43,531,458)
Net change in unrealized appreciation (depreciation)		2,396,375,091
Net realized and unrealized gain (loss)		3,390,106,207
Net increase (decrease) in net assets resulting from operations		$3,641,450,751

36 | The accompanying notes are an integral part of these financial statements.	| Annual Report

Mutual Shares Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$251,344,544	$222,806,229
Net realized gain (loss) from investments, written options, foreign currency transactions,
futures contracts and securities sold short	993,731,116	793,699,975
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	2,396,375,091	876,473,376
Net increase (decrease) in net assets resulting from operations	3,641,450,751	1,892,979,580
Distributions to shareholders from:
Net investment income:
Class Z	(108,650,856)	(165,072,302)
Class A	(70,929,517)	(88,508,981)
Class B	—	(145,525)
Class C	(8,234,548)	(12,672,606)
Class R	(2,105,976)	(3,308,030)
Class R6	(36,946,169)	—
Total distributions to shareholders	(226,867,066)	(269,707,444)
Capital share transactions: (Note 2)
Class Z	(2,214,251,239)	(867,334,139)
Class A	(322,542,799)	(612,652,990)
Class B	(8,747,313)	(51,688,861)
Class C	(69,514,789)	(148,736,649)
Class R	(45,098,562)	(52,522,594)
Class R6	1,947,873,302	—
Total capital share transactions	(712,281,400)	(1,732,935,233)
Net increase (decrease) in net assets	2,702,302,285	(109,663,097)
Net assets:
Beginning of year	13,452,488,686	13,562,151,783
End of year	$16,154,790,971	$13,452,488,686
Undistributed net investment income included in net assets:
End of year	$69,030,288	$50,267,365

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Shares Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

38 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Annual Report | 39

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

40 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2013, the Fund had OTC derivatives in a net liability position of $78,973,535 and the aggregate value of collateral pledged for such contracts was $70,069,905.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Annual Report | 41

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

42 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent

Annual Report | 43

Mutual Shares Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

44 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	23,777,445	$610,905,219	18,042,723	$390,428,745
Shares issued in reinvestment
of distributions	3,583,743	98,456,406	6,722,684	152,103,923
Shares redeemed[a]	(116,412,728)	(2,923,612,864)	(65,666,075)	(1,409,866,807)
Net increase (decrease)	(89,051,540)	$(2,214,251,239)	(40,900,668)	$(867,334,139)
Class A Shares:
Shares sold	19,131,649	$488,767,639	19,317,648	$413,524,340
Shares issued in reinvestment
of distributions	2,409,509	65,436,121	3,634,576	81,513,903
Shares redeemed	(34,406,256)	(876,746,559)	(51,623,600)	(1,107,691,233)
Net increase (decrease)	(12,865,098)	$(322,542,799)	(28,671,376)	$(612,652,990)
Class B Shares[b]:
Shares sold	561	$13,200	15,688	$330,652
Shares issued in reinvestment
of distributions	—	—	5,699	124,922
Shares redeemed	(373,830)	(8,760,513)	(2,477,059)	(52,144,435)
Net increase (decrease)	(373,269)	$(8,747,313)	(2,455,672)	$(51,688,861)
Class C Shares:
Shares sold	3,626,063	$91,651,237	3,007,472	$64,043,529
Shares issued in reinvestment
of distributions	293,487	7,744,860	532,311	11,776,943
Shares redeemed	(6,713,803)	(168,910,886)	(10,599,333)	(224,557,121)
Net increase (decrease)	(2,794,253)	$(69,514,789)	(7,059,550)	$(148,736,649)
Class R Shares:
Shares sold	1,292,806	$32,376,979	1,390,782	$29,530,926
Shares issued in reinvestment
of distributions	78,123	2,098,501	148,057	3,297,636
Shares redeemed	(3,105,285)	(79,574,042)	(4,023,769)	(85,351,156)
Net increase (decrease)	(1,734,356)	$(45,098,562)	(2,484,930)	$(52,522,594)
Class R6 Shares[c]:
Shares sold[a]	82,984,840	$2,067,192,481
Shares issued in reinvestment
of distributions	1,344,162	36,946,169
Shares redeemed	(5,900,138)	(156,265,348)
Net increase (decrease)	78,428,864	$1,947,873,302

[a]Effective May 1, 2013, a portion of Class Z shares were exchanged into Class R6.
[b]Effective March 22, 2013, all Class B shares were converted to Class A.
[c]For the period May 1, 2013 (effective date) to December 31, 2013.

Annual Report | 45

Mutual Shares Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.510%	Over $20 billion, up to and including $25 billion
0.490%	Over $25 billion, up to and including $30 billion
0.480%	Over $30 billion, up to and including $35 billion
0.470%	In excess of $35 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

46 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$1,408,677
CDSC retained	$38,162

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2013, the Fund paid transfer agent fees of $16,507,002, of which $7,926,677 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2014. There were no expenses waived during the period ended December 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report | 47

Mutual Shares Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2013, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2013	$708,584
[b]Decrease in projected benefit obligation	$18,293
Benefit payments made to retired trustees	$17,956

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
bThe decrease in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2013, the Fund had capital loss carryforwards of $579,853,821 expiring in 2017. During the year ended December 31, 2013, the Fund utilized $958,590,330 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2013, the Fund deferred post-October capital losses of $11,110,804.

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$226,867,066	$269,707,444

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$12,101,716,751

Unrealized appreciation	$4,724,559,331
Unrealized depreciation	(626,553,606)
Net unrealized appreciation (depreciation)	$4,098,005,725

Distributable earnings – undistributed ordinary income	$109,585,365

48 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bonds discounts and premiums, corporate actions and defaulted securities.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2013, aggregated $3,286,292,241 and $3,716,456,499, respectively.

Transactions in options written during the year ended December 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2012	—	$—
Options written	1,143	386,313
Options expired	—	—
Options exercised	(978)	(214,382)
Options closed	(165)	(171,931)
Options outstanding at December 31, 2013	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2013, the aggregate value of distressed company securities for which interest recognition has been discontinued was $43,660,429, representing 0.27% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Annual Report | 49

Mutual Shares Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount
Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC,
	secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
50,163	[a]Columbia Banking System Inc., wts., C,
	10/23/16	10/23/09	—	9,489,536
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
453,016	First Southern Bancorp Inc.	1/27/10 - 7/07/10	9,558,638	2,183,628
774	First Southern Bancorp Inc.,
	cvt. pfd., C	1/27/10 - 7/07/10	774,000	1,444,935
7,234,813	International Automotive Components
	Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	1,409,486
63,079,866	International Automotive Components
	Group North America, LLC	1/12/06 - 3/18/13	51,662,536	35,691,850
202,380	Olympus Re Holdings Ltd.	12/19/01	18,959,171	—
	Total Restricted Securities
	(Value is 0.31% of Net Assets)		$85,778,617	$50,219,435

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $32,739,598 as of December 31, 2013.

10. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on	$1,258,152	Unrealized depreciation on	$83,526,701	[a]
	forward exchange contracts		forward exchange contracts /
Net assets consist of - net
unrealized appreciation
(depreciation)

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

50 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts			Appreciation
Not Accounted for as	Statement of	Realized Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	for the Year
Foreign exchange
contracts	et realized gain (loss) from foreign currency	$(44,464,659)	$(43,884,820)
	ansactions and futures contracts / Net change
	in unrealized appreciation (depreciation) on
	translation of other assets and liabilities
	denominated in foreign currencies

Equity contracts	Net realized gain (loss) from written options	123,525

For the year ended December 31, 2013, the average month end fair value of derivatives represented 0.33% of average month end net assets. The average month end number of open derivative contracts for the year was 128.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of				Number of
	Shares/Warrants				Shares/Warrants	Value at		Realized
	Held at Beginning	Gross	Gross		Held at the	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions		End of the Year	Year	Income	Gain (Loss)

Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—		43,105,703	$—	$—	$—

Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—		326,675	$107,802,750	$3,593,425	$—
Bond Street Holdings LLC,
A, 144A	1,647,570	—	—		1,647,570	24,713,550	—	—
Federal Signal Corp.	3,360,800	—	—		3,360,800	49,235,720	—	—
Guaranty Bancorp	5,731,834	—	4,585,468	[b]	1,146,366	16,106,442	85,978	—
International Automotive
Components Group Brazil
LLC	7,234,813	—	—		7,234,813	1,409,486	—	—
International Automotive
Components Group North
America, LLC	46,695,640	16,384,226	—		63,079,866	35,691,850	—	—

Annual Report | 51

Mutual Shares Fund

Notes to Financial Statements (continued)

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

	Number of			Number of
	Shares/Warrants			Shares/Warrants	Value at		Realized
	Held at Beginning	Gross	Gross	Held at the	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	End of the Year	Year	Income	Gain (Loss)

Non-Controlled Affiliates (continued)
West Coast Bancorp	1,469,240	—	1,469,240	—	$—	$73,462	$12,627,215
West Coast Bancorp, cvt.
pfd., B	7,558	—	7,558	—	—	3,779	—
West Coast Bancorp, wts.,
C, 10/23/16	43,036	—	43,036	—	—	—	—
White Mountains Insurance
Group Ltd.	655,346	—	—	655,346	395,226,066	655,346	—
Total Non-Controlled Affiliates					$630,185,864	$4,411,990	$12,627,215

Total Affiliated Securities (Value is 3.90% of Net Assets)					$630,185,864	$4,411,990	$12,627,215

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.
bReflects a 1:5 reverse stock split during the current year. Balance as of May 21, 2013, was 5,731,834.

12. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Franklin Mutual. For the year ended December 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At December 31, 2013, 13.70% of the Fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, after an extension of the original terms, matured on February 14, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 14, 2014, the Borrowers renewed the Global Credit Facility which matures on February 13, 2015.

52 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

13. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2013, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$37,101,336	$37,101,336
Commercial Banks	851,574,513	2,423,523	37,831,649	891,829,685
Machinery	267,986,896	60,360,325	—	328,347,221
Media	1,028,620,391	36,232,837	—	1,064,853,228
Real Estate Management &
Development	69,471,497	—	73,710,322	143,181,819
All Other Equity Investments[b]	11,731,415,195	—	—[c]	11,731,415,195

Annual Report | 53

Mutual Shares Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Investments in Securities: (continued)
Corporate Bonds, Notes and
Senior Floating Rate
Interests	$—	$863,501,574	$—	$863,501,574
Corporate Notes in
Reorganization	—	43,660,429	— [c]	43,660,429
Companies in Liquidation	199,935	189,222,304	—[c]	189,422,239
Short Term Investments	899,140,780	7,268,970	—	906,409,750
Total Investments in Securities	$14,848,409,207	$1,202,669,962	$148,643,307	$16,199,722,476

Forward Exchange Contracts	$—	$1,258,152	$—	$1,258,152
Liabilities:
Securities Sold Short	65,651,581	—	—	65,651,581
Futures Contracts	3,222,945	—	—	3,222,945
Forward Exchange Contracts	—	80,303,756	—	80,303,756

alncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

15. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

54 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio

BANT	-Bankof America N.A.	CAD	-CanadianDollar	ADR	- American Depositary Receipt
BBU	- Barclays Bank PLC	EUR	- Euro	FRN	- Floating Rate Note
BONY	-Bankof New York Mellon	GBP	- British Pound	IDR	-InternationalDepositary Receipt
DBFX	- Deutsche Bank AG	JPY	- Japanese Yen
FBCO	- Credit Suisse Group AG	USD	-UnitedStates Dollar
HSBC	- HSBC Bank USA, N.A.
SCBT	- Standard Chartered Bank
SSBT	- State Street Bank and
Trust Co., N.A.

Annual Report | 55

Mutual Shares Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Mutual Shares Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund (one of the Funds constituting Franklin Mutual Series Funds) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

56 | Annual Report

Mutual Shares Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 82.77% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $285,384,209 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Annual Report | 57

Mutual Shares Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	38	SLM Corporation (Sallie Mae), Ares
c/o Franklin Mutual Advisers, LLC				Capital Corporation (specialty finance
101 John F. Kennedy Parkway				company), Allied Capital Corporation
Short Hills, NJ 07078-2789				(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Since 2002	18	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC				Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway				Fiduciary International Ireland
Short Hills, NJ 07078-2789				Limited.
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

58 | Annual Report

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Keith E. Mitchell (1954)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm); director of various boards of asset management firms; and formerly, Managing Director, Putnam Lovell NBF.

Charles Rubens II (1930)	Trustee	Since 1998	18	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	11	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS
Network News.

Robert E. Wade (1946)	Trustee and	Trustee since	45	El Oro Ltd (investments).
c/o Franklin Mutual Advisers, LLC	Chairman of	1993 and
101 John F. Kennedy Parkway	the Board	Chairman of the
Short Hills, NJ 07078-2789		Board since 2005

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 59

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Peter A. Langerman (1955)	Trustee,	Trustee since	11	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President and	2007, President		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	Chief Executive	and Chief		(2010–2011).
Short Hills, NJ 07078-2702	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice President	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments;
and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

60 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 61

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

62 | Annual Report

Mutual Shares Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $528,870 for the fiscal year ended December 31, 2013 and $528,965 for the fiscal year                                          ended December 31, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $3,281 the fiscal year ended December 31, 2013 and $5,834 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,417 for the fiscal year ended December 31, 2013 and $0 for the fiscal year ended December 31, 2012. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, and application of local country tax laws.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $9,698 for the fiscal year ended December 31, 2013 and $5,834 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 27, 2014

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

 Chief Accounting Officer

Date: February 27, 2014